UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1027

Name of Registrant:	Vanguard World Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	August 31

Date of reporting period:	September 1, 2004 – February 28, 2005

Item 1:	Reports to Shareholders

Vanguard® U.S. Growth Fund

February 28, 2005

CONTENTS

1	CHAIRMAN'S LETTER

6	ADVISOR'S REPORT

9	FUND PROFILE

10	GLOSSARY OF INVESTMENT TERMS

11	PERFORMANCE SUMMARY

12	ABOUT YOUR FUND'S EXPENSES

14	FINANCIAL STATEMENTS

24	ADVANTAGES OF VANGUARD.COM

SUMMARY

•	The Investor Shares of Vanguard U.S. Growth Fund returned 9.7%, and the Admiral Shares returned 9.8%, for the fiscal half-year ended February 28, 2005.

•	The fund's gains surpassed those of both the average large-cap growth fund and the benchmark Russell 1000 Growth Index.

•	Gains came in almost all sectors. The fund's holdings in the technology sector made the biggest contribution to returns.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.
We will:

•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that--informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN'S LETTER

Dear Shareholder,

Vanguard U.S. Growth Fund’s Investor Shares posted a 9.7% return for the six months ended February 28, 2005. The fund’s Admiral Shares returned 9.8%. Both gains exceeded the return of the Russell 1000 Growth Index by 2 percentage points and the return of the average peer fund by about 1 percentage point.

Total Returns	Six Months Ended February 28, 2005
Vanguard U.S. Growth Fund
Investor Shares	9.7%
Admiral Shares	9.8
Russell 1000 Growth Index	7.7
Average Large-Cap Growth Fund*	8.8
Dow Jones Wilshire 5000 Index	11.6

*Derived from data provided by Lipper Inc.

Throughout the six months, the fund benefited from its advisors’ focus on “growth at a reasonable price.” This focus led the advisors to choose some stocks that produced outstanding results, even if they were not in market-beating sectors.

The table at left provides details about the total returns (capital change plus reinvested distributions) for your fund and comparative standards: the benchmark Russell 1000 Growth Index, the average competing fund, and the Dow Jones Wilshire 5000 Composite Index, the broadest measure of the U.S. stock market. You can find information on the fund's per-share distributions during the period and its starting and ending net asset values in the table on page 5.

STOCKS SURGED AFTER THE NOVEMBER ELECTION

During the past six months, stock investors tried to digest and act on conflicting information: generally positive economic indicators but relatively modest job growth; surging commodity prices but modest inflation for most other goods and services; and a falling U.S. dollar that was either a boon or a bane to the economy, depending on the pundit.

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Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Nevertheless, in the aggregate, stocks moved higher, particularly after it was clear that November's presidential election was not going to reprise the protracted 2000 contest.

As they have for the past five years, mid- and small-capitalization stocks outpaced large-caps. Among the latter, value stocks--those whose prices are low relative to company earnings, book value, or other measures--generally outperformed their growth counterparts. Returns were positive across industry sectors, with energy-related stocks notching the highest results, boosted in part by crude oil prices that stayed above $40 a barrel through most of the period, at one point reaching a record of nearly $56.

In overseas markets, stock returns were generally superior to those seen in the United States. And the returns abroad were further augmented for U.S.-based investors by the weakness of the U.S. dollar, which reached multiyear lows relative to other major currencies near the end of calendar 2004.

YIELDS ROSE FOR SHORT- AND INTERMEDIATE-TERM BONDS

The Federal Reserve Board continued its gradual shift in monetary policy, moving away from its "accommodative" stance of keeping interest rates very low. During the fiscal half-year, the Fed raised its target for the federal funds rate in four quarter-point increments, from 1.50% to 2.50%. Short- and intermediate-term bonds felt the ripples. The yield of the 3-month U.S. Treasury bill, a proxy for money market yields, rose 117 basis points (1.17 percentage points) to 2.75%. The yield of the 10-year Treasury note rose 26 basis points to

Market Barometer	Total Returns Periods Ended February 28, 2005
	Six Months	One Year	Five Years*

Stocks
Russell 1000 Index (Large-caps)	10.8%	7.5%	-0.9%
Russell 2000 Index (Small-caps)	16.4	9.5	3.2
Dow Jones Wilshire 5000 Index	11.6	7.9	-1.2
(Entire market)
MSCI All Country World Index
ex USA (International)	22.8	20.1	1.2

Bonds
Lehman Aggregate Bond Index	1.3%	2.4%	7.5%
(Broad taxable market)
Lehman Municipal Bond Index	2.4	3.0	7.2
Citigroup 3-Month Treasury Bill Index	0.9	1.4	2.7

CPI
Consumer Price Index	1.2%	3.0%	2.5%

*Annualized

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4.38%. However, yields of longer-term bonds, which are less sensitive to Fed moves, were lower at the end of the fiscal half-year than at the beginning.

With price declines partly offsetting interest income, the total return of the overall taxable investment-grade bond market (as measured by the Lehman Brothers Aggregate Bond Index) was a modest 1.3%. Below-investment-grade bonds, as measured by the Lehman High Yield Index, returned 7.5%, as investors' appetite for yield kept the higher-risk securities' prices aloft. Municipal bonds generally outpaced their taxable peers even before factoring in their tax advantages.

SOLID GAINS FROM LARGE SECTOR HOLDINGS DROVE THE FUND'S SUCCESS

The U.S. Growth Fund's admirable showing during the fiscal half-year was a testament to the advisors' ability to find attractively valued stocks that offer strong prospects for growth. Alliance Capital Management and William Blair & Company were successful with holdings in many sectors.

Most of the fund's gain came as the stock market advanced during the first three months of the period, especially in the post-election rally. The fund gained 8.8 percentage points of its 9.7% return (for Investor Shares) during this time. From December through February, as the stock market more or less treaded water, the fund managed to gain less than 1 percentage point.

The fund's technology holdings, which represented nearly one-quarter of assets on February 28, posted strong returns that were important to the six-month result. The advisors held relatively large positions in a number of leading performers--including Dell, Broadcom, and Marvell Technology--that benefited from strong earnings and product introductions. The tech sector's news wasn't all positive, though; some of the fund's larger holdings, including Symantec and QUALCOMM, stumbled as their competitive conditions grew more challenging.

Fund Assets Managed	February 28, 2005
	$ Million	Percentage

Alliance Capital
Management L.P.	$3,990	66%

William Blair &
Company, LLC	1,773	30

Cash Investments*	220	4

Total	$5,983	100%

*These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

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Financial services stocks were another heavy sector commitment for U.S. Growth. Although financial stocks in general were among the market’s weaker performers, the advisors’ selections performed quite well. The advisors typically overweight this sector relative to the benchmark, believing that the financial group harbors a number of reasonably valued stocks. Their bulked-up position paid off nicely in the fiscal half-year, as the fund’s holdings performed signifi-cantly better than the index sector. Particularly strong contributors included Goldman Sachs and Legg Mason, both of which recorded impressive growth in assets under management and revenues.

The fund's admirable performance during the period was the result of numerous solid stock selections by the advisors. These choices came in many sectors, most notably technology, health care, and financial services.

The fund's health care positions also produced generally solid results. A number of health care management companies--including UnitedHealth Group, WellPoint, and Caremark Rx--had healthy gains that offset disappointing performances by beleaguered drugmakers.

On the weaker side, some poor choices among consumer discretionary stocks led to a gain of 5.2% for the group. This was a disappointing result given the size of the fund's stake in the sector (about 13% of assets at the period's end). The fund held some key issues that produced solid returns (including Lowe's and Yahoo!), but it did not own shares in a number of the best-performing index components.

To learn more about the fund's positioning and performance during the period, please see the Advisor's Report, which begins on page 6.

OUR CONSTANT ADVICE: HOLD STEADY IN ALL MARKET CONDITIONS

The events of the past five years in the financial markets have taken investors' emotions on a roller-coaster ride, from the gloom of the protracted market downturn beginning in March 2000 to the ebullience of a sharp rebound, and all points in between. The key to success during this topsy-turvy period has been resisting the urge to change in response to market noise.

As Vanguard frequently reminds investors, successful long-term investing depends on a few simple principles: balance, diversification, and low costs. If you continuously apply these tenets to your investments, resisting

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the temptation to upset your carefully determined asset allocation on the basis of market volatility, you'll be positioned to benefit no matter what occurs. By sticking with your chosen mix of stocks, bonds, and short-term reserves, you'll enhance the ability to meet your long-term goals. The U.S. Growth Fund--with its focus on dynamic, growth-oriented businesses--can serve well as a component of the stock portion of a balanced portfolio.

If you would like some help in fine-tuning your investment plan, or would like to explore a vast array of educational material useful to both beginning and seasoned investors, I encourage you to visit Vanguard.com. Our website also provides many interactive tools that you might find useful.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
MARCH 10, 2005

Your Fund's Performance at a Glance		August 31, 2004-February 28, 2005

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

U.S. Growth Fund
Investor Shares	$14.39	$15.74	$0.045	$0.000
Admiral Shares	37.29	40.75	0.209	0.000

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ADVISOR’S REPORT

During the six months ended February 28, 2005, Vanguard U.S. Growth Fund's Investor Shares returned 9.7%. The following comments reflect the views and investment decisions of Alliance Capital Management, which managed 66% of fund assets as of February 28.

INVESTMENT ENVIRONMENT

The period spanned a volatile environment in the stock market. After suffering a broadly based correction--the most significant since the cyclical recovery began two years ago--the market rebounded strongly in November and December. In contrast, the last two months of the fiscal half-year were comparatively stable.

The market's initial malaise reflected a combination of geopolitical and economic issues that developed over the summer. Surging energy prices raised concerns about the sustainability of U.S. economic expansion, and these concerns were reinforced by numerous disappointing economic reports. Investors also focused increasingly on the nation's current-account and fiscal deficits. Consumer confidence faltered, overall business activity waned, and retail sales slowed. Health care, technology, and finance equities all exhibited weakness. In many instances, this was in striking contrast to the fact that numerous companies within these sectors exhibited strength in earnings growth.

Investment Philosophy

The fund reflects a belief that superior long-term investment results can be achieved by emphasizing investments in growth companies that are leaders in their industries and that have a strong market presence.

The continued strength in earnings growth contributed to positive investor sentiment, which was reinforced by the correction in oil prices during the fourth calendar quarter and improved dramatically after the U.S. presidential election. Not surprisingly, the market rebound was led by some of the sectors that had underperformed during the third calendar quarter, such as industrials, health care, and financial services. Recent months have seen isolated strength in traditionally defensive sectors such as energy, utilities, consumer staples, and health care.

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OUR SUCCESSES

We made a number of favorable selections among health care stocks, with particularly strong performances from WellPoint, UnitedHealth Group, Zimmer Holdings, and Caremark Rx. Each has continued to produce notable earnings, as their fourth-quarter results attest. Legg Mason and Goldman Sachs performed well within the financial services sector. In addition, two homebuilders, Centex and Lennar, contributed to relative performance.

OUR SHORTFALLS

Although the fund's overall exposure to the technology sector helped returns, several individual holdings, including Juniper Networks, Symantec, and QUALCOMM, were disappointing in the fiscal half-year. American International Group and Citigroup hurt the overall performance of our financial services holdings. Other laggards included Forest Laboratories, Harley-Davidson, and eBay.

THE PORTFOLIO'S POSITIONING

In volatile equity markets, particularly those characterized by a frequent rotation of strength among industry sectors, it is sometimes easy to lose perspective of longer-term fundamentals. Although significant ongoing challenges and risks remain, the U.S. economic system and corporate sectors continue to exhibit impressive resilience and adaptability. While the 2000-2002 market downturn was particularly challenging for the economy and most business sectors, many companies navigated it successfully and continue to exhibit impressive growth. Corporate profit margins are at 30-year highs. Corporate liquidity is particularly strong. Finally, despite substantially reduced financial leverage, many companies continue to produce strong returns on equity--all the more impressive considering the modest rate of inflation. Investor sentiment has been volatile over both the past year and the past decade. The fundamental performance of many leading companies has, by contrast, been far more consistent.

We remain generally positive on the prospects for economic expansion and corporate profits. Liquidity, which has remained positive for four years, actually strengthened in 2004. Free cash flow remains strong, with the capital gap between cash flow and investment now at an unprecedented $350 billion. Cumulatively, over the past three years, cash flow

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has exceeded investment by $1 trillion, resulting in extraordinary levels of corporate liquidity. It is worth noting that capital investment and exports were the two fastest-growing components of gross domestic product growth in 2004.

Nonetheless, two years into the economic recovery, it seems reasonable to expect corporate-profit growth to decelerate as the rate of economic expansion returns to a more sustainable pace. To the extent that this occurs, we expect investors to become more discriminating about the long-term prospects for companies' growth.

The protracted underperformance of growth stocks in the face of continued strong earnings growth has resulted in a significant valuation compression. The current relative valuation accorded many quality growth stocks appears modest given their long-term historical ranges. We are continuing our efforts to orient the portfolio toward successful, well-managed companies that we believe are capable of superior earnings growth in coming years. Over the past five years--longer, in numerous cases--many of our companies have consistently outgrown their peers. We seek to balance our exposure between stocks from economically sensitive sectors-such as technology, consumer discretionary, and financial services--and stocks from more defensive, consistent-growth sectors, such as health care.

A foundation of our approach to growth investing is the belief that, while markets are often inefficient in the short run, stock prices ultimately reflect the fundamental success and growth of the underlying companies. In consequence, we believe that long-term investment success is best achieved through a diversified portfolio of successful, well-managed companies with sustainable advantages, superior growth potential, and favorable relative valuations.

Our portfolio is built around companies we believe are capable of superior long-term growth. This is reflected in the 19% average five-year historical revenue growth of the fund's holdings, compared with 10% for the Russell 1000 Growth Index. Similarly, the average earnings growth rate of the fund's holdings was 26% over the past five years, compared with 13% for its Russell benchmark.

Alan Levi, SENIOR VICE PRESIDENT
ALLIANCE CAPITAL MANAGEMENT L.P.
MARCH 16, 2005

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FUND PROFILES
As of 2/28/2005	This Profile provides a snapshot of the fund's characteristics, compared where Indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

U.S. GROWTH FUND

Portfolio Characteristics
		Comparative	Broad
	Fund	Index*	Index**

Number of Stocks	71	622	4,973
Median Market Cap	$27.3B	$45.8B	$27.5B
Price/Earnings Ratio	22.9x	23.0x	21.2x
Price/Book Ratio	4.0x	4.2x	2.8x
Yield	1.1%	1.6%
Investor Shares	0.1%
Admiral Shares	0.3%
Return on Equity	22.0%	22.4%	15.8%
Earnings Growth Rate	21.8%	12.9%	8.0%
Foreign Holdings	6.8%	0.0%	1.1%
Turnover Rate	39%†	—	—
Expense Ratio	—	—
Investor Shares	0.54%†
Admiral Shares	0.32%†
Short-Term Reserves	0%	—	—

Volatility Measures

		Comparative		Broad
	Fund	Index*	Fund	Index**
R-Squared	0.96	1.00	0.91	1.00
Beta	1.06	1.00	1.08	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**
Auto & Transportation	3%	2%	3%
Consumer Discretionary	13	20	16
Consumer Staples	2	9	7
Financial Services	18	11	22
Health Care	27	24	12
Integrated Oils	0	0	5
Other Energy	2	2	3
Materials & Processing	1	2	5
Producer Durables	6	5	4
Technology	25	22	13
Utilities	1	1	6
Other	2	2	4

  *Russell 1000 Growth Index.
**Dow Jones Wilshire 5000 Index.
  † Annualized.

Ten Largest Holdings (% of total net assets)

Dell Inc.	4.3%
(computer hardware)

Zimmer Holdings, Inc.	3.4
(health care)

UnitedHealth Group Inc.	3.4
(health care)

Legg Mason Inc.	2.9
(financial services)

eBay Inc.	2.9
(business services)

American International Group, Inc.	2.9
(insurance)

Marvell Technology Group Ltd.	2.9
(electronics)

Danaher Corp.	2.7
(industrial manufacturing)

Harley-Davidson, Inc.	2.5
(automotive and transport)

Citigroup, Inc.	2.5
(banking)

Top Ten	30.4%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

       Visit our website at Vanguard.com
for regularly updated fund information.

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GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
Foreign Holdings. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
Price/Earnings Ratio. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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PERFORMANCE SUMMARY
As of 2/28/2005	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

U.S. GROWTH FUND

Fiscal-Year Total Returns (%) August 31, 1994-February 28, 2005

Average Annual Total Returns for periods ended December 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

U.S. Growth Fund
Investor Shares	1/6/1959	7.03%	-13.93%	5.33%	0.59%	5.92%
Admiral Shares	8/13/2001	7.29	-4.61**	—	—	—

  *Six months ended February 28, 2005.
**Return since inception.
Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

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ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended February 28, 2005
U.S. Growth Fund	Beginning Account Value Aug. 31, 2004	Ending Account Value Feb. 28, 2005	Expenses Paid During Period*

Based on Actual Fund Return
Investor Shares	$1,000.00	$1,096.87	$2.81
Admiral Shares	1,000.00	1,098.27	1.66

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.12	$2.71
Admiral Shares	1,000.00	1,023.21	1.61

*The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.54% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Annualized Expense Ratios:
Your fund compared with its peer group
			Average
			Large-Cap
	Investor	Admiral	Growth
	Shares	Shares	Fund
U.S. Growth Fund	0.54%	0.32%	1.51%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Note that the expenses shown in the table on page 12 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the current fund prospectus.

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As of 2/28/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

U.S. Growth Fund	Shares	Market Value^ (000)

COMMON STOCKS (95.5%)(1)

Auto & Transportation (2.8%)
Harley-Davidson, Inc.	2,461,610	$ 152,324
United Parcel Service, Inc.	202,200	15,668

		167,992

Consumer Discretionary (12.2%)
eBay Inc.	4,056,400	173,776
Yahoo! Inc.	3,638,200	117,405
Lowe's Cos., Inc.	1,586,633	93,262
Bed Bath & Beyond, Inc.	2,247,855	84,340
Avon Products, Inc.	1,929,515	82,525
Wal-Mart Stores, Inc.	1,147,450	59,220
Kohl's Corp.	1,128,159	54,005
Google Inc.	205,000	38,538
Electronic Arts Inc.	388,167	25,033

		728,104

Consumer Staples (1.8%)
Walgreen Co.	1,472,060	63,048
PepsiCo, Inc.	853,340	45,961

		109,009

Financial Services (18.0%)
Legg Mason Inc.	2,171,300	175,094
American International
Group, Inc.	2,599,200	173,627
Citigroup, Inc.	3,154,800	150,547
The Goldman Sachs Group, Inc.	1,319,140	143,522
First Data Corp.	1,751,600	71,851
MBNA Corp.	2,466,500	62,575
Merrill Lynch & Co., Inc.	975,508	57,145
JPMorgan Chase & Co.	1,376,200	50,300
SLM Corp.	929,949	45,382
Paychex, Inc.	1,291,236	41,229
Ambac Financial Group, Inc.	509,400	39,621
Morgan Stanley	633,375	35,767
Charles Schwab Corp.	2,695,000	28,298

		1,074,958

Health Care (26.1%)
Biotech Research & Production (2.8%)
* Amgen, Inc.	2,430,195	149,724
* Genentech, Inc.	413,900	19,536

14

U.S. Growth Fund	Shares	Market Value^ (000)

Drugs & Pharmaceuticals (5.3%)
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	3,781,000	$ 113,846
* Forest Laboratories, Inc.	2,378,300	101,553
Pfizer Inc.	1,433,965	37,699
Eli Lilly & Co.	607,275	34,007
Allergan, Inc.	437,895	32,921

Electronics-Medical Systems (1.5%)
Medtronic, Inc.	1,671,376	87,112

Health & Personal Care (2.4%)
* WellPoint, Inc.	1,192,636	145,573

Health Care Management Services (4.8%)
UnitedHealth Group Inc.	2,227,298	203,040
* Caremark Rx, Inc.	2,149,843	82,296

Medical & Dental Instruments & Supplies (9.3%)
Zimmer Holdings, Inc.	2,390,670	205,359
Alcon, Inc.	1,614,045	139,292
* St.Jude Medical, Inc.	2,589,700	101,257
Stryker Corp.	1,992,100	98,928
Boston Scientific Corp.	439,080	14,340

		1,566,483

Integrated Oils (0.4%)
Suncor Energy, Inc.	577,175	22,539

Other Energy (1.5%)
Schlumberger Ltd.	597,000	45,044
Baker Hughes, Inc.	923,700	43,673

		88,717

Materials & Processing (0.8%)
Praxair, Inc.	1,125,060	50,436

Producer Durables (5.7%)
Danaher Corp.	2,952,591	159,942
Centex Corp.	1,185,300	75,373
Lennar Corp. Class A	1,167,500	71,007
D. R. Horton, Inc.	725,500	31,748

		338,070

Technology (23.6%)
Communications Technology (4.6%)
Juniper Networks, Inc.	6,543,700	140,951
QUALCOMM Inc.	1,850,300	66,814
Corning, Inc.	5,516,800	63,278

Computer Services Software & Systems (5.5%)
Symantec Corp.	5,289,100	116,413
SAP AG ADR	1,835,700	74,438
Accenture Ltd.	2,363,275	60,382
* Intuit, Inc.	923,040	39,506
Microsoft Corp.	1,556,689	39,197

Computer Technology (6.2%)
Dell Inc.	6,456,495	258,841
EMC Corp.	4,925,920	62,362
* Network Appliance, Inc.	865,200	25,965
Apple Computer, Inc.	555,000	24,897

Electronics-Semiconductors/Components (7.3%)
* Marvell Technology Group Ltd.	4,729,780p	173,063
Broadcom Corp.	3,610,300	116,432
Taiwan Semiconductor
Manufacturing Co. Ltd. ADR	6,234,505	56,859
Linear Technology Corp.	1,368,586	53,457
Intel Corp.	1,507,660	36,154

		1,409,009

Utilities (0.8%)
* Comcast Corp. Special Class A	1,427,225las	45,471

Other (1.8%)
3M Co.	732,670	61,500
General Electric Co.	1,390,640	48,951

		110,451

TOTAL COMMON STOCKS
(Cost $5,132,045)		5,711,239

TEMPORARY INVESTMENTS (3.3%)(1)

Exchange-Traded Fund (0.0%)
Vanguard Index Participation
Equity Receipts-Growth	3,100	156

Money Market Fund (2.9%)
Vanguard Market Liquidity
Fund, 2.540%**	172,604,586	172,605

	Face
	Amount
	(000)

U.S. Agency Obligation (0.4%)
Federal Home Loan Mortgage Corp.†
(2) 2.510%, 4/26/2	$25,000	24,892

TOTAL TEMPORARY INVESTMENTS
(Cost $197,663)		197,653

TOTAL INVESTMENTS (98.8%)
(Cost $5,329,708)		5,908,892

15

U.S. Growth Fund	Market Value^ (000)
OTHER ASSETS AND LIABILITIES (1.2%)

Other Assets-Note C	$119,069
Liabilities	(45,271)
73,798

NET ASSETS (100%)	$5,982,690

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
†The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding (beyond the issuer's line of credit) would require congressional action.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 99.0% and -0.2%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
ADR-American Depositary Receipt.

Amount (000)

AT FEBRUARY 28, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	12,674,996
Overdistributed Net Investment Income	(13,784)
Accumulated Net Realized Losses	(7,251,012)
Unrealized Appreciation (Depreciation)
Investment Securities	579,184
Futures Contracts	(6,694)

NET ASSETS	$5,982,690

Investor Shares-Net Assets
Applicable to 329,451,353 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$5,184,259

NET ASSET VALUE PER SHARE-
INVESTOR SHARES	$15.74

Admiral Shares-Net Assets
Applicable to 19,594,458 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$798,431

NET ASSET VALUE PER SHARE-
ADMIRAL SHARES	$40.75

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

16

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

U.S. Growth Fund Six Months Ended February 28, 2005 (000)
INVESTMENT INCOME
Income
Dividends	$24,424
Interest	2,643
Security Lending	6

Total Income	27,073

Expenses
Investment Advisory Fees-Note B
Basic Fee	4,575
Performance Adjustment	(901)
The Vanguard Group-Note C
Management and Administrative
Investor Shares	10,712
Admiral Shares	736
Marketing and Distribution
Investor Shares	400
Admiral Shares	82
Custodian Fees	37
Shareholders' Reports
Investor Shares	81
Admiral Shares	—
Trustees' Fees and Expenses	7

Total Expenses	15,729
Expenses Paid Indirectly-Note D	(950)

Net Expenses	14,779

NET INVESTMENT INCOME	12,294

REALIZED NET GAIN (LOSS)

Investment Securities Sold	85,727
Futures Contracts	18,179

REALIZED NET GAIN (LOSS)	103,906

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	475,612
Futures Contracts	(4,093)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	471,519

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$587,719

17

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	U.S. Growth Fund
	Six Months Ended Feb. 28, 2005 (000)	Year Ended Aug. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$12,294	15,657
Realized Net Gain (Loss)	103,906	(10,179)
Change in Unrealized Appreciation (Depreciation)	471,519	248,180

Net Increase (Decrease) in Net Assets Resulting from Operations	587,719	253,658

Distributions
Net Investment Income
Investor Shares	(15,121)	(19,232)
Admiral Shares	(4,423)	(5,426)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—

Total Distributions	(19,544)	(24,658)

Capital Share Transactions-Note G
Investor Shares	(809,727)	(580,200)
Admiral Shares	(102,441)	(285,822)
Net Increase (Decrease) from Capital Share Transactions	(912,168)	(866,022)

Total Increase (Decrease)	(343,993)	(637,022)

Net Assets
Beginning of Period	6,326,683	6,963,705

End of Period	$5,982,690	$6,326,683

18

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

U.S. Growth Fund Investor Shares
	Six Months Ended	Year Ended August 31,
For a Share Outstanding Throughout Each Period	Feb. 28, 2005	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$14.39	$14.00	$12.92	$18.00	$49.26	$38.92

Investment Operations
Net Investment Income	.025*	.028	.040	.031	.039	.10
Net Realized and Unrealized Gain (Loss) on Investments	1.370	.409	1.082	(5.075)	(23.799)	12.47

Total from Investment Operations	1.395	.437	1.122	(5.044)	(23.760)	12.57

Distributions
Dividends from Net Investment Income	(.045)	(.047)	(.042)	(.036)	(.050)	(.21)
Distributions from Realized Capital Gains	—	—	—	—	(7.450)	(2.02)

Total Distributions	(.045)	(.047)	(.042)	(.036)	(7.500)	(2.23)

Net Asset Value, End of Period	$15.74	$14.39	$14.00	$12.92	$18.00	$49.26

Total Return	9.69%	3.11%	8.73%	-28.09%	-54.07%	33.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,184	$5,503	$5,892	$5,472	$9,681	$22,331
Ratio of Total Expenses to
Average Net Assets**	0.54%†	0.53%	0.55%	0.50%	0.44%	0.38%
Ratio of Net Investment Income to
Average Net Assets	0.26%*†	0.19%	0.32%	0.20%	0.13%	0.24%
Portfolio Turnover Rate	39%†	71%	47%	53%	135%	76%

  *Net investment income per share and the ratio of net investment income to average net assets include $.02 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
**Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.03%), (0.02%), 0.00%, 0.00%, and 0.00%.
†Annualized.

19

FINANCIAL HIGHLIGHTS (CONTINUED)

U.S. Growth Fund Admiral Shares
	Six Months Ended	Year Ended August 31,			Aug.13* to Aug. 31,
For a Share Outstanding Throughout Each Period	Feb. 28, 2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$37.29	$36.28	$33.46	$46.59	$50.00

Investment Operations
Net Investment Income	.124**	.147	.164	.168	.022
Net Realized and Unrealized Gain (Loss) on Investments	3.545	1.052	2.811	(13.167)	(3.432

Total from Investment Operations	3.669	1.199	2.975	(12.999)	(3.410

Distributions
Dividends from Net Investment Income	(.209)	(.189)	(.155)	(.131)	—
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.209)	(.189)	(.155)	(.131)	—

Net Asset Value, End of Period	$40.75	$37.29	$36.28	$33.46	$46.59

Total Return	9.83%	3.29%	8.95%	-27.99%	-6.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$798	$824	$1,071	$1,069	$262
Ratio of Total Expenses to Average Net Assets†	0.32%††	0.32%	0.37%	0.36%	0.38%††
Ratio of Net Investment Income to Average Net Assets	0.49%**††	0.40%	0.50%	0.37%	0.35%††
Portfolio Turnover Rate	39%††	71%	47%	53%	135%

*Inception
**Net investment income per share and the ratio of net investment income to average net assets include $.05 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
†Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.03%), (0.02%), 0.00%, and 0.00%.
††Annualized

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

20

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at the fund's net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Futures Contracts: The fund uses Nasdaq 100 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Federal Income Taxes The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions

21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   Alliance Capital Management L.P. and William Blair & Company, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Alliance Capital Management is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. In accordance with the advisory contract entered into with William Blair & Company in April 2004, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index beginning March 1, 2005.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended February 28, 2005, the investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets before a decrease of $901,000 (0.03%) based on performance.

C.   The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2005, the fund had contributed capital of $787,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.79% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.   The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended February 28, 2005, these arrangements reduced the fund’s management and administrative expenses by $948,000 and custodian fees by $2,000. The total expense reduction represented an effective annual rate of 0.03% of the fund’s average net assets.

E.   Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During 2002, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $912,491,000 becoming realized and reducing the fund’s capital loss carryforward, for tax purposes. The mark-to-market had no effect on realized gains or unrealized appreciation for financial statement purposes; it created a difference between the cost of investments

22

for financial statement and tax purposes, which reverses as the securities are sold. The fund realized gains on the sale of these securities through August 31, 2004, and subsequently during the six months ended February 28, 2005, of $768,896,000 and $143,595,000, respectively, for financial statement purposes, which were included in fiscal 2001 mark-to-market gains for tax purposes. All affected securities have been sold as of February 28, 2005.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2004, the fund had available realized losses of $7,213,242,000 to offset future net capital gains of $3,610,329,000 through August 31, 2010, $2,548,333,000 through August 31, 2011, $887,490,000 through August 31, 2012, and $167,090,000 through August 31, 2013. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2005, net unrealized appreciation of investment securities for tax purposes was $579,184,000, consisting of unrealized gains of $797,376,000 on securities that had risen in value since their purchase and $218,192,000 in unrealized losses on securities that had fallen in value since their purchase.

At February 28, 2005, the aggregate settlement value of open futures contracts expiring in March 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
Nasdaq 100 E-Mini	6,800	$205,768	$(6,457)
Nasdaq 100	20	3,026	(237)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended February 28, 2005, the fund purchased $1,137,081,000 of investment securities and sold $2,042,002,000 of investment securities other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended February 28, 2005		Year Ended August 31, 2004
	Amount (000)	Shares (000)	Amount (000)	Shares (000)
Investor Shares
Issued	$ 362,234	23,457	$ 965,844	64,528
Issued in Lieu of Cash Distributions	14,787	918	18,819	1,270
Redeemed	(1,186,748)	(77,431)	(1,564,863)	(104,161)

Net Increase (Decrease)-Investor Shares	(809,727)	(53,056)	(580,200)	(38,363)

Admiral Shares
Issued	78,338	1,948	269,599	6,862
Issued in Lieu of Cash Distributions	4,233	102	5,262	137
Redeemed	(185,012)	(4,546)	(560,683)	(14,438)

Net Increase (Decrease)-Admiral Shares	(102,441)	(2,496)	(285,822)	(7,439)

23

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24

INVEST WITH VANGUARD FOR YOUR RETIREMENT

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When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 800-205-6189.

For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-992-8327 for non-Vanguard funds offered through Vanguard Brokerage Services, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

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Are you taking full advantage of your IRA? You should be. With increased contribution limits, these tax-advantaged accounts are powerful options for retirement savers. To take full advantage of your retirement account, consider these simple, but important, steps:

• Contribute the maximum amount each year.
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• Make automatic contributions.
You can make regular contributions to your IRA by taking advantage of Vanguard’s Automatic Investment Plan, which deducts your contributions from your bank account on a schedule you select—making retirement investing a healthy habit.

• Keep your savings on course.
Unless you’ve invested in a Vanguard Target Retirement Fund, you should rebalance your account periodically to ensure that your target asset allocations are aligned to meet your retirement objectives.

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You determine who will receive your retirement assets after your death, so it’s important to keep your beneficiary designations up to date. They will generally override any other instructions—even those in your will.

• Adopt a long-term approach.
A successful investment strategy requires a long-term perspective and staying on course—even when the financial markets are declining. Market-timing and performance-chasing are losing strategies that can cause you to stray from the path to your retirement goals.

If you have any questions about IRAs or would like to talk to a Vanguard retirement specialist, call 800-205-6189.

THIS PAGE INTENTIONALLY LEFT BLANK.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
BKF Capital (investment
management), The Jeffrey Co. (holding company), and CareGain, Inc.
(health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard Brokerage Services, Vanguard IRA, Admiral, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.	World Wide Web www.vanguard.com
All other marks are the exclusive property of their respective owners.
All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.	Fund Information 800-662-7447
For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.	Direct Investor Account Services 800-662-2739
You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 800-662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.	Institutional Investor Services 800-523-1036
You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	Text Telephone 800-952-3335

© 2005 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.
Q232 042005

Vanguard®International Growth Fund
February 28, 2005

CONTENTS
1	CHAIRMAN'S LETTER
5	ADVISOR'S REPORT
8	FUND PROFILE
10	GLOSSARY OF INVESTMENT TERMS
11	PERFORMANCE SUMMARY
12	ABOUT YOUR FUND'S EXPENSES
14	FINANCIAL STATEMENTS
27	ADVANTAGES OF VANGUARD.COM

SUMMARY
•	International Growth Fund delivered strong six-month returns, but trailed its comparative standards.
•	The fund's modest underperformance was due to several factors, including a light weighting in European stocks.
•	The six-month results reflected both strong stock market performance and currency returns.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:
•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Want less clutter in your mailbox? Just register with Vanguard.com® and opt to get fund reports online.

        CHAIRMAN’S LETTER

Dear Shareholder,

During the past six months, global stock markets delivered broad-based gains, with shares of energy and raw-materials producers leading the advance.

Strong local-currency returns in the major international markets became very strong dollar-denominated gains as the greenback’s relative value declined. (A weakening U.S. dollar means that assets priced in other currencies can be converted into an increasing number of dollars.)

Total Returns	Six Months Ended February 28, 2005

Vanguard International Growth Fund
Investor Shares	19.8%
Admiral Shares	19.9
MSCI EAFE Index	21.2
Average International Fund*	20.3
MSCI All Country World Index ex USA 22.8

*Derived from data provided by Lipper Inc.

Vanguard International Growth Fund participated in the rally, but its six-month return was a bit shy of the results registered by its comparative standards, in large part because the fund was light in basic industries such as raw-materials producers and some of the European markets' strongest performers.

The total returns of your fund and its comparative standards appear in the table above. The fund's distributions and its share prices at the beginning and end of the period are shown in the table on page 4.

GLOBAL STOCK MARKETS RALLIED
Both U.S. and international stocks produced strong returns during the fiscal half-year. Despite worrisome signals from the labor market and some inflation indicators, U.S. economic growth was strong; most other developed markets experienced weaker expansions. Corporate profits and stock market performance were more impressive, both at home and abroad. The overall U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 11.6%. The major European and Pacific markets returned 21.2% in U.S. dollars, as measured by the Morgan Stanley Capital International Europe,

1

Admiral™Shares
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Australasia, Far East (MSCI EAFE) Index. Emerging markets did even better: The smaller stock exchanges in Europe and Latin America produced six-month returns of more than 35%.

U.S. BOND YIELDS ROSE, EXCEPT FOR LONG-TERM ISSUES

Global fixed income markets were subdued, with most of the drama confined to the United States, where the Federal Reserve Board continued to boost short-term interest rates. The Fed increased its target for the federal funds rate by a full percentage point, from 1.50% to 2.50%, during the six months. The yield of the 3-month U.S. Treasury bill, a proxy for money market yields, rose 117 basis points (1.17 percentage points) to 2.75%. The yield of the 10-year Treasury note rose 26 basis points to 4.38%. However, yields of longer-term bonds, which are less sensitive to Fed actions, were lower at the end of the period than at the beginning.

KEY INVESTMENT THEMES DROVE THE FUND'S PERFORMANCE

During the first six months of fiscal 2005, the Investor Shares of Vanguard International Growth Fund returned 19.8% and the Admiral Shares 19.9%. As noted earlier, these returns reflected both strong gains in international markets and the U.S. dollar's depreciation relative to most major currencies. The fund's six-month results modestly trailed the average 20.3% return of competing funds and the 21.2% gain of the MSCI EAFE Index.

Market Barometer	Total Returns Periods Ended February 28, 2005
	Six Months	One Year	Five Years*

Stocks
MSCI All Country World Index
ex USA (International)	22.8%	20.1%	1.2%
Russell 1000 Index (Large-caps)	10.8	7.5	-0.9
Russell 2000 Index (Small-caps)	16.4	9.5	3.2
Dow Jones Wilshire 5000 Index	11.6	7.9	-1.2
(Entire market)

Bonds
Lehman Aggregate Bond Index	1.3%	2.4%	7.5%
(Broad taxable market)
Lehman Municipal Bond Index	2.4	3.0	7.2
Citigroup 3-Month Treasury Bill Index	0.9	1.4	2.7

CPI
Consumer Price Index	1.2%	3.0%	2.5%

*Annualized

In recent years, the International Growth Fund's performance has been driven by a few key investment themes: an emphasis on Asian technology stocks; investments in companies in developing Asia that stand to capitalize on the region's burgeoning

2

consumer class; and a shift away from continental Europe's slow-growing economic giants, particularly German companies.

During the past six months, the fund earned strong returns in emerging Asian markets, but weaker results from the broader Pacific region's technology holdings. The fund's comparatively light weighting in Europe can be best described as a missed short-term opportunity, in large part because investments in the Continent got a big boost from the U.S. dollar's decline. Other factors that kept the fund's returns slightly behind those of its comparative standards included poor performance in certain industries, such as health care, and the "opportunity cost" of holding some cash in a rising market. International Growth Fund's light weighting in raw-materials producers also restrained performance, though this positioning was hardly a misstep. These mature industries typically account for a relatively small portion of the fund's growth-oriented portfolio. For more information on your fund's strategy and investment selections, please see the Advisor's Report on page 5.

Six months' performance, whether good or bad, is too little to reveal anything meaningful about a mutual fund. Long-term returns, on the other hand, can reveal a lot--and in this case they provide an impressive testament to your fund's investment advisors and the strength of their carefully researched and disciplined approaches. Schroder Investment Management North America, which has managed the fund since its 1981 inception, oversees the majority of fund assets. Baillie Gifford, which joined the fund in 2003, manages the remainder. For a look at the fund's longer-term returns, please see the Performance Summary on page 11.

Fund Assets Managed		February 28, 2005
	$ Million	Percentage

Schroder Investment Management
North America Inc.	$7,199	72%
Baillie Gifford Overseas Ltd.	2,368	24
Cash Investments*	416	4

Total	$9,983	100%

*	These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

REMEMBER THE GOLDEN MEAN

International stocks have outpaced their domestic counterparts recently, a reversal from the 1990s and the early years of the new millennium. Although the turnabout is interesting, and welcomed by investors who

3

have long maintained a commitment to international investments, it would be a mistake to treat the change as a signal for big shifts in your asset allocation. As always, the keys to investment success are balance and diversification. That means developing a low-cost mix of stock, bond, and money market funds in proportions suited to your unique circumstances.

In financial markets that vacillate between extremes, the formulation of such a plan can be informed by the wisdom of the ancient philosophers: The ideal is found in the mean between extremes. We thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

MARCH 11, 2005

Your Fund's Performance at a Glance		August 31, 2004-February 28, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

International Growth Fund
Investor Shares	$16.33	$19.23	$0.315	$0.000
Admiral Shares	51.96	61.15	1.095	0.000

4

     ADVISOR’S REPORT

During the six months ended February 28, 2005, international stock markets broke successfully out of the range that bound them through the middle months of 2004. The continued fall in the U.S. dollar against the other major currencies gave a further boost to dollar-denominated returns. The Investor Shares of the International Growth Fund earned 19.8%, compared with the 20.3% return of the average international fund and the 21.2% rise in the MSCI EAFE Index.

This report focuses on the portion of the portfolio managed by Schroder Investment Management North America, representing 72% of the fund’s assets as of February 28.

THE INVESTMENT ENVIRONMENT

Non-U.S. developed markets benefited from two factors in the six months under review: the strength of demand outside their borders and the continued rise in corporate profits as companies maintained their relentless cost-cutting efforts to stay competitive. The environment was most favorable for companies benefiting from booming domestic demand in China and in the United States. The best performers included many “old economy” companies, such as those dealing in natural resources, construction materials, machinery, engineering, and trucks—industries that had seen relatively low levels of capital investment in recent years. For these groups, the upsurge in demand created sellers’ markets.

Investment Philosophy
The fund reflects a belief that superior long-term investment results can be achieved by selecting the stocks of companies with the potential for above-average earnings growth, with particular emphasis on companies in countries with favorable business and market environments.

However, strong exports have not yet clearly carried over into new jobs in Europe and Japan. Without this essential link in the economic chain, the benefits of a pickup in one sector do not feed into the broader economy. True, full-time jobs rose in Japan in January for the first time in eight years, and we hope that this marks the end of a tough time for consumers there, but in Europe there have been few signs of any improvement in the job market. As in Japan, European companies made excellent profits, but they lacked the confidence to expand

5

capacity and hire more labor. That said, stock markets are swayed more by the outlook for shorter-term profits, and this was extremely evident in the returns earned by investors in European stocks. Europe’s markets rose 15% in local currencies and 24% in dollars. The Japanese market, on the other hand, rose only 10% in dollar terms, of which half was currency appreciation. If Japan’s job market continues to strengthen, as we expect, the stock market should become more buoyant, in line with the profits outlook.

Six months ago, and indeed a year ago, we anticipated that the smaller companies that had led markets upward since March 2003 would cede leadership to larger companies. At the same time, we expected companies with strong business franchises and steadily high profitability to start to outperform. Neither has yet happened, a result of the resurgence of growth in China and the United States.

OUR SUCCESSES

There are six prominent policy positions in our portfolio, three of which succeeded over the past six months. First, we feel strongly that emerging markets, notably in Asia, should outperform the old world, notably countries such as Germany. This was the case over the period, but we expected and still expect more. Second, we continued to be nervous about the future profitability of pharmaceutical companies, and indeed they again underperformed. We have, however, started to buy selectively, as this theme may now be fully reflected in stock prices. Third, our large defensive position in consumer staples companies paid off through good stock selection in a sector that generally was out of favor with investors.

OUR FAILURES

The other three prominent policy positions did not work as expected over the period, largely because investors have been generally more risk-tolerant than we anticipated. First, our concern about Germany extends more broadly to the Eurozone, which is reforming too slowly to maintain its competitive position over the long term. Accordingly, we are very underweighted in Eurozone markets, and some of this money is invested instead in more flexible U.K. companies. Although this bet has been satisfactory over the past year, it was not so in the past

6

six months. Second, our concern about the financials sector’s high leverage and future profits was not shared by most investors. The sector is cyclical, and at some point investors will become concerned. Still, for the six months, our underweighted position was a negative even though the stocks we chose performed well. Third, the outperformance by basic industrial stocks, such as steel, mining, cement, and chemicals, continued, which is a problem for our growth-oriented style of fund.

OUR POSITIONING

The portfolio remains broadly defensive, as it was six months ago when I last wrote. Some good stock selection has compensated partially for a strategic position that has been inopportune.

We believe that many emerging countries will continue to be revalued upward as their greater financial stability and better economic-growth prospects are recognized, and the portfolio is positioned for that, notably in Asia and, indirectly, through companies based elsewhere that stand to capitalize on emerging markets’ growth.

Finally, the portfolio offers a sensible antidote to the conundrum posed by the strengths of the U.S. economy. In our opinion, significantly slower growth will be required to stop the balance-of-payments gap from deteriorating further, and we have an accordingly defensive position. In the event that there is no such slowdown, the dollar may continue to fall, and foreign stocks should still deliver better returns than U.S. stocks. I look forward to reporting on this in six months’ time.

Richard Foulkes, EXECUTIVE VICE PRESIDENT
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

MARCH 17, 2005

7

As of 2/28/2005	FUND PROFILE This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

INTERNATIONAL GROWTH FUND
Portfolio Characteristics	Fund	Comparative Index*	Broad Index**

Number of Stocks	191	1,068	1,888
Turnover Rate	46%†	—	—
Expense Ratio		—	—
Investor Shares	0.61%†
Admiral Shares	0.42%†
Short-Term Reserves	6%	—	—

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.97	1.00	0.97	1.00
Beta	1.03	1.00	1.03	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**

Consumer Discretionary	11%	12%	11%
Consumer Staples	12	8	8
Energy	8	9	10
Financials	19	27	27
Health Care	5	8	7
Industrials	15	10	9
Information Technology	7	6	7
Materials	5	8	9
Telecommunication Services	7	7	7
Utilities	5	5	5

Short-Term Reserves	6%	—	—

Sector percentages exclude futures and currency contracts held by the fund

Ten Largest Holdings (% of total net assets)
Tesco PLC	3.0%
(retail)
Shell Transport & Trading Co. PLC	2.3
(energy and utilities)
Vodafone Group PLC	2.2
(telecommunications)
Royal Bank of Scotland Group PLC	2.1
(banking)
BG Group PLC	1.7
(energy and utilities)
Siemens AG	1.7
(telecommunications)
East Japan Railway Co.	1.6
(transportation services)
Allied Irish Banks PLC	1.5
(banking)
Mitsui & Co., Ltd.	1.5
(energy and utilities)
Nestle SA (Registered)	1.4
(food, beverage, and tobacco)

Top Ten	19.0%

"Ten Largest Holdings" excludes any temporary cash investments and equity index products

Allocation by Region (% of portfolio)

*MSCI EAFE Index.
**MSCI All Country World Index ex USA.
†Annualized.
Note: Short-term reserves exclude futures and currency contracts held by the fund.

8

Country Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**

EUROPE
United Kingdom	27%	26%	21%
France	10	10	8
Switzerland	5	7	6
Germany	4	7	6
Spain	3	4	3
Ireland	3	1	1
Netherlands	3	5	4
Sweden	3	2	2
Italy	2	4	3
Finland	1	1	1
Belgium	0	1	1
Denmark	0	1	1
Greece	0	1	1
Norway	0	1	1

Subtotal	61%	71%	59%

PACIFIC
Japan	21%	21%	18%
Australia	3	5	4
Hong Kong	1	2	1
Singapore	0	1	1

Subtotal	25%	29%	24%

EMERGING MARKETS
South Korea	3%	—	2%
Brazil	1	—	1
India	1	—	1
Taiwan	1	—	1
Indonesia	1	—	0
Mexico	1	—	1
China	0	—	1
South Africa	0	—	1
Other Emerging Markets	0	—	3

Subtotal	8%	—	11%

NORTH AMERICA
Canada	0%	—	6%

Short-Term Reserves	6%	—	—

Total	100%	100%	100%

Country percentages exclude futures and currency contracts held by the fund.

*	MSCI EAFE Index.
**	MSCI All Country World Index ex USA.
	Note: Short-term reserves exclude futures and currency contracts held by the fund.	Visit our website at Vanguard.com for regularly updated fund information.

9

     GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

10

As of 2/28/2005	PERFORMANCE SUMMARY
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INTERNATIONAL GROWTH FUND

Fiscal-Year Total Returns (%) August 31, 1994–February 28, 2005

*Six months ended February 28, 2005.
Note: See Financial Highlights tables on pages 21–22 for dividend and capital gains information.

Average Annual Total Returns for periods ended December 31, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
Inception Date		Year	Years	Capital	Income	Total

International Growth Fund*
Investor Shares	9/30/1981	18.95%	–0.52%	5.62%	1.42%	7.04%
Admiral Shares	8/13/2001	19.16	7.74**	—	—	—

*	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
**	Return since inception.

11

       ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended February 28, 2005
International Growth Fund	Beginning Account Value Aug. 31, 2004	Ending Account Value Feb. 28, 2005	Expenses Paid During Period*

Based on Actual Fund Return
Investor Shares	$1,000.00	$1,198.02	$3.32
Admiral Shares	1,000.00	1,199.19	2.29

Based on Hypothetical
5% Yearly Return
Investor Shares	$1,000.00	$1,021.77	$3.06
Admiral Shares	1,000.00	1,022.71	2.11

*	The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.61% for Investor Shares and 0.42% for Admiral Shares. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Note that the expenses shown in the table on page 12 are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 2% fee that applies to shares purchased on or after July 27, 2003, and held for less than two months. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

Annualized Expense Ratios:
Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average International Fund

International Growth Fund	0.61%	0.42%	1.73%*

*	Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

13

As of 2/28/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

International Growth Fund	Shares	Market Value^ (000)

COMMON STOCKS (93.6%)(1)

Australia (3.2%)
Woolworths Ltd.	6,045,000	$ 74,600
BHP Billiton Ltd.	4,504,600	69,032
Foster's Group Ltd.	10,211,000	42,177
Westpac Banking Corp., Ltd.	2,332,000	35,241
National Australia Bank Ltd.	1,461,000	33,276
Macquarie Infrastucture
Group	10,607,718	30,566
News Corporation Inc.	1,050,000	17,679
Lend Lease Corp.	1,789,949	17,573

		320,144

Austria (0.2%)
Telekom Austria AG	812,000	16,166

Belgium (0.3%)
KBC Bankverzekeringsholding	400,500	33,687

Brazil (1.5%)
Petrol Brasil Series A ADR	1,894,200	80,504
Companhia Vale
do Rio Doce ADR	1,105,200	$ 31,819
Unibanco-Uniao de Bancos
Brasileiros SA	2,553,822	19,464
Tele Norte Leste
Participacoes ADR	938,000	15,468

		147,255

China (0.4%)
CNOOC Ltd.	36,135,000	20,782
China Oilfield Services Ltd.	27,764,000	9,888
China Petroleum &
Chemical Corp.	18,501,000	8,412

		39,082

Denmark (0.4%)
Danske Bank A/S	1,453,730	44,729

Finland (0.6%)
Nokia Oyj	3,795,075	61,424

14

	Shares	Market Value^ (000)

France (10.1%)
Suez SA	5,242,000	$ 142,065
Societe Generale Class A	833,000	88,065
L'Air Liquide SA (Registered)	486,200	87,459
Groupe Danone	846,000	84,369
*France Telecom SA	2,731,000	82,558
Veolia Environnement	2,195,000	76,401
L'Oreal SA	969,453	75,951
*Vivendi Universal SA	2,286,000	72,284
Thales SA	1,178,000	53,395
BNP Paribas SA	649,400	47,197
Essilor International SA	647,900	45,521
Sanofi-Aventis	501,500	40,082
Imerys SA	471,000	38,420
Publicis Groupe SA	879,734	26,861
Pernod Ricard SA	180,850	25,915
LVMH Louis Vuitton
Moet Hennessy	273,000	20,234

		1,006,777

Germany (4.3%)
Siemens AG	2,118,000	166,926
SAP AG	369,000	60,309
Porsche AG	61,600	44,680
Muenchener
Rueckversicherungs-
Gesellschaft AG (Registered)	352,177	43,751
Bayer AG	904,713	31,859
Adidas-Salomon AG	205,710	31,056
RWE AG	450,000	27,449
Bayerische Motoren
Werke AG	448,800	19,316

		425,346

Hong Kong (1.3%)
Swire Pacific Ltd. A Shares	7,939,000	64,861
Cheung Kong Holdings Ltd.	1,810,000	17,152
Li & Fung Ltd.	8,620,000	14,681
Hong Kong Exchanges
& Clearing Ltd.	4,790,000	12,179
Jardine Matheson
Holdings Ltd.	659,200	11,759
Sun Hung Kai Properties Ltd.	1,154,000	10,719

		131,351

India (1.2%)
(3)State Bank of India
Warrants Exp. 12/23/2005	2,711,000	44,824
(3)Zee Telefilm
Warrants Exp. 5/19/2006	8,508,240	27,933
(3)Oriental Bank of Commerce
Warrants Exp. 8/8/2006	2,245,000	16,273
(3)ICICI Bank Ltd.
Warrants Exp. 4/13/2005	1,190,350	10,451
(3)State Bank of India
Warrants Exp. 1/19/2009	654,729	$ 10,184
(3)ICICI Bank Ltd.
Warrants Exp. 1/27/2009	752,814	6,634

		116,299

Indonesia (0.6%)
PT Telekomunikasi
Indonesia Tbk	46,360,000	22,172
PT Hanjaya Mandala
Sampoerna Tbk	16,359,000	14,369
PT Gudang Garam Tbk	8,262,846	13,712
PT Indonesian Satellite
Corporation Tbk	16,936,000	9,578

		59,831

Ireland (2.6%)
Allied Irish Banks PLC
(U.K. Shares)	7,183,843	154,580
Bank of Ireland	4,598,000	77,025
*Allied Irish Banks PLC	1,311,160	28,254

		259,859

Israel (0.3%)
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	880,200	26,503

Italy (1.9%)
ENI SpA	3,473,000	90,949
Snam Rete Gas SpA	8,007,073	46,889
Riunione Adriatica
di Sicurta SpA	1,863,900	43,246
Unicredito Italiano SpA	1,972,200	11,520

		192,604

Japan (20.6%)
East Japan Railway Co.	30,000	160,161
Mitsui & Co., Ltd.	14,615,000	149,447
Toyota Motor Corp.	2,912,600	113,337
Ricoh Co.	6,033,000	112,647
Mitsubishi Corp.	7,335,000	99,850
KDDI Corp.	17,734	91,480
Takeda Chemical Industries Ltd.	1,731,000	83,249
Canon, Inc.	1,438,000	76,237
Sumitomo Electric
Industries Ltd.	6,482,000	71,641
*T & D Holdings, Inc.	1,318,000	70,514
Yamanouchi
Pharmaceuticals Co., Ltd.	1,798,000	64,008
Ito-Yokado Co., Ltd.	1,432,000	59,170
*Electric Power
Development Co., Ltd.	1,578,000	50,540
Nomura Holdings Inc.	3,350,000	46,457
Japan Tobacco, Inc.	3,864	42,133

15

International Growth Fund	Shares	Market Value^ (000)

Bridgestone Corp.	2,035,000	$ 38,934
Asahi Glass Co., Ltd.	3,439,000	37,931
Nissan Motor Co., Ltd.	3,379,400	36,394
Mitsubishi Estate Co., Ltd.	2,901,000	35,347
Denso Corp.	1,367,000	35,128
Rohm Co., Ltd.	335,400	33,665
Daito Trust
Construction Co., Ltd.	819,000	33,659
SMC Corp.	268,400	32,691
Konica Minolta Holdings, Inc.	2,474,000	29,501
Sumitomo Realty &
Development Co.	2,283,000	29,156
Mitsui Chemicals, Inc.	4,961,000	28,918
Keyence Corp.	116,500	28,234
Mitsui Sumitomo Insurance Co.	3,127,000	27,942
Mitsubishi Electric Corp.	5,199,000	27,302
Nippon Television
Network Corp.	170,640	27,293
*UFJ Holdings Inc.	4,860	26,901
(3)Nippon Television Network
Warrants Exp. 1/19/2007	160,000	25,637
Takashimaya Co.	2,481,000	24,807
Honda Motor Co., Ltd.	433,000	23,295
*Sumitomo Heavy
Industries Ltd.	5,223,000	23,002
Mitsui Osk Lines Ltd.	3,014,000	20,700
Nippon Paper Group, Inc.	4,180	20,491
Tokyu Corp.	3,694,000	19,872
West Japan Railway Co.	4,630	18,267
Yamada Denki Co., Ltd.	348,300	17,343
Koyo Seiko Co., Ltd.	1,225,000	17,319
Omron Corp.	721,000	16,730
Marui Co., Ltd.	934,000	12,276
Shinsei Bank, Ltd.	1,753,000	10,292
THK Co., Inc.	378,000	8,189
Toho Co., Ltd.	9,900	160

		2,058,247

Mexico (0.6%)
America Movil SA de
CV Series L ADR	982,536	57,675

Netherlands (2.6%)
TPG NV	4,144,000	115,770
Royal Dutch Petroleum Co.	1,747,000	110,404
*Verenigde Nederlandse
Uitgeversbedrijven NV	582,590	18,265
Oce NV	694,166	11,503

		255,942

Russia (0.2%)
Mobile Telesystems
Sponsored ADR	434,800	17,431

Singapore (0.4%)
Singapore Press Holdings Ltd.	6,170,000	$ 17,262
Noble Group Ltd.	13,320,000	14,528
Keppel Corp., Ltd.	1,080,000	6,267
Venture Corp. Ltd.	492,000	4,354

		42,411

South Africa (0.3%)
Sasol Ltd.	1,105,000	27,896
Anglo American Platinum Corp.	136,600	5,431

		33,327

South Korea (2.4%)
Samsung Electronics Co., Ltd.	152,000	78,895
Shinsegae Co., Ltd.	132,372	42,502
*Hana Bank	1,288,000	36,753
Hyundai Motor Co. Ltd.	607,000	34,727
*Shinhan Financial Group Ltd.	1,047,000	30,916
(3)Samsung Electrionics
Co., Ltd. GDR	69,300	17,949

		241,742

Spain (2.8%)
Telefonica SA	6,270,000	115,542
Altadis SA	1,058,000	44,532
Iberdrola SA	1,645,000	43,442
Banco Popular Espanol SA	463,680	32,152
Banco Santander
Central Hispano SA	2,471,000	30,593
Industria de Diseno Textil SA	464,250	14,368

		280,629

Sweden (2.5%)
Skandinaviska Enskilda
Banken AB A Shares	3,614,000	70,126
Svenska Handelsbanken
AB A Shares	2,167,420	53,023
Sandvik AB	1,065,000	46,445
Atlas Copco AB A Shares	849,130	42,380
*Telefonaktiebolaget LM
Ericsson AB Class B	6,512,886	19,180
SKF AB B Shares	318,170	15,819

		246,973

Switzerland (4.9%)
Nestle SA (Registered)	517,000	143,964
Cie. Financiere Richemont AG	2,499,571	79,319
Novartis AG (Registered)	1,496,000	75,065
UBS AG (Registered)	674,860	58,751
Adecco SA (Registered)	841,444	46,079
*ABB Ltd.	5,882,780	35,906
Holcim Ltd. (Registered)	450,280	29,959
*Zurich Financial Services AG	117,906	21,769

		490,812

16

	Shares	Market Value^ (000)

Taiwan (1.0%)
Quanta Computer Inc.	19,626,159	$ 35,153
Fubon Financial
Holding Co., Ltd. GDR	3,313,000	34,346
Hon Hai Precision
Industry Co., Ltd.	6,735,996	31,369

		100,868

Thailand (0.1%)
*Kasikornbank Public Co. Ltd.
(Foreign)	6,297,500	10,778

United Kingdom (26.3%)
*Tesco PLC	51,689,043	303,664
Shell Transport &
Trading Co. PLC	24,520,000	230,818
Vodafone Group PLC	84,514,000	221,333
*Royal Bank of Scotland
Group PLC	6,193,600	212,384
BG Group PLC	22,218,551	174,272
Brambles Industries PLC	21,362,854	125,460
*Kingfisher PLC	20,439,527	114,635
Signet Group PLC	48,521,000	104,652
*HBOS PLC	5,970,533	95,099
Cadbury Schweppes PLC	9,272,000	91,204
Centrica PLC	19,712,700	89,749
*Prudential PLC	7,772,333	70,925
Smith & Nephew PLC	6,769,614	69,641
Reckitt Benckiser PLC	1,880,000	59,312
Rio Tinto PLC	1,433,000	50,630
GlaxoSmithKline PLC	1,910,200	45,722
British Sky Broadcasting
Group PLC	4,020,000	43,799
AstraZeneca Group PLC	1,078,000	42,735
Hilton Group PLC	6,126,000	36,958
Kidde PLC	11,379,000	36,346
Imperial Tobacco Group PLC	1,360,000	36,359
Unilever PLC	3,636,000	34,867
Provident Financial PLC	2,638,000	34,329
Johnson Matthey PLC	1,624,781	31,594
Bunzl PLC	3,259,000	31,306
Premier Farnell PLC	8,806,300	30,822
Carnival PLC	520,030	29,931
Rexam PLC	3,260,636	28,763
Wolseley PLC	1,322,000	28,222
Barclays PLC	2,301,900	25,097
Next PLC	788,000	23,373
*Standard Chartered PLC	851,000	15,643
Man Group PLC	588,000	15,250
Cairn Energy PLC	615,558	14,808
IMI PLC	1,597,117	12,561
Capita Group PLC	1,371,000	10,005

		2,622,268

TOTAL COMMON STOCKS
(Cost $7,039,119)		$ 9,340,160

TEMPORARY CASH INVESTMENTS (14.3%)(1)

Money Market Funds (14.1%)
Vanguard Market Liquidity
Fund, 2.540%**	594,173,354	594,173
Vanguard Market Liquidity
Fund, 2.540%**—Note G	810,580,754	810,581

		1,404,754

	Face
	Amount
	(000)

U.S. Agency Obligation (0.2%)
Federal Home Loan Bank†
(2) 2.555%, 4/20/2005	$ 25,000	24,903

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $1,429,666)		1,429,657

TOTAL INVESTMENTS (107.9%)
(Cost $8,468,785)		10,769,817

OTHER ASSETS AND LIABILITIES (-7.9%)

Other Assets—Note C		148,568
Security Lending Collateral
Payable to Brokers—Note G		(810,581)
Other Liabilities		(124,944)

		(786,957)

NET ASSETS (100%)		$ 9,982,860

^	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
**	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
†	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding (beyond the issuer's line of credit) would require congressional action.
(1)	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 97.6% and 10.3%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)	Security segregated as initial margin for open futures contracts.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2005, the aggregate value of these securities was $159,885,000, representing 1.6% of net assets.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

17

International Growth Fund	Amount (000)

AT FEBRUARY 28, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$8,060,240
Undistributed Net Investment Income	2,871
Accumulated Net Realized Losses	(402,966)
Unrealized Appreciation
Investment Securities	2,301,032
Futures Contracts	18,855
Foreign Currencies and
Forward Currency Contracts	2,828

NET ASSETS	$9,982,860

Investor Shares—Net Assets
Applicable to 437,068,729 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$8,403,031

NET ASSET VALUE PER SHARE—
INVESTOR SHARES	$19.23

Admiral Shares—Net Assets
Applicable to 25,834,964 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$1,579,829

NET ASSET VALUE PER SHARE—
ADMIRAL SHARES	$61.15

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

18

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

International Growth Fund
Six Months Ended February 28, 2005 (000)

INVESTMENT INCOME
Income
Dividends*	$ 70,768
Interest	5,327
Security Lending	1,319

Total Income	77,414

Expenses
Investment Advisory Fees—Note B
Basic Fee	5,978
Performance Adjustment	(757)
The Vanguard Group—Note C
Management and Administrative
Investor Shares	16,218
Admiral Shares	1,673
Marketing and Distribution
Investor Shares	536
Admiral Shares	124
Custodian Fees	1,946
Shareholders' Reports
Investor Shares	131
Admiral Shares	—
Trustees' Fees and Expenses	9

Total Expenses	25,858
Expenses Paid Indirectly—Note D	(509)

Net Expenses	25,349

NET INVESTMENT INCOME	52,065

REALIZED NET GAIN (LOSS)
Investment Securities Sold	412,717
Futures Contracts	10,858
Foreign Currencies and Forward Currency Contracts	29,615

REALIZED NET GAIN (LOSS)	453,190

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	1,082,846
Futures Contracts	26,155
Foreign Currencies and Forward Currency Contracts	2,465

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	1,111,466

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,616,721

*Dividends are net of foreign withholding taxes of $3,369,000

19

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	International Growth Fund
	Six Months Ended Feb. 28, 2005 (000)	Year Ended Aug. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 52,065	$ 132,669
Realized Net Gain (Loss)	453,190	546,876
Change in Unrealized Appreciation (Depreciation)	1,111,466	501,051

Net Increase (Decrease) in Net Assets Resulting from Operations	1,616,721	1,180,596

Distributions
Net Investment Income
Investor Shares	(132,989)	(82,650)
Admiral Shares	(26,782)	(17,801)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—

Total Distributions	(159,771)	(100,451)

Capital Share Transactions—Note H
Investor Shares	376,901	431,895
Admiral Shares	89,615	45,509

Net Increase (Decrease) from Capital Share Transactions	466,516	477,404

Total Increase (Decrease)	1,923,466	1,557,549

Net Assets
Beginning of Period	8,059,394	6,501,845

End of Period	$ 9,982,860	$ 8,059,394

20

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

International Growth Fund Investor Shares
	Six Months Ended	Year Ended August 31,
For a Share Outstanding Throughout Each Period	Feb. 28, 2005	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$16.33	$14.01	$12.97	$15.41	$22.23	$19.75

Investment Operations
Net Investment Income	.098	.27	.19	.19	.23	.26
Net Realized and Unrealized Gain (Loss) on Investments	3.117	2.26	1.03	(2.35)	(5.41)	3.38

Total from Investment Operations	3.215	2.53	1.22	(2.16)	(5.18)	3.64

Distributions
Dividends from Net Investment Income	(.315)	(.21)	(.18)	(.24)	(.22)	(.26)
Distributions from Realized Capital Gains	—	—	—	(.04)	(1.42)	(.90)

Total Distributions	(.315)	(.21)	(.18)	(.28)	(1.64)	(1.16)

Net Asset Value, End of Period	$19.23	$16.33	$14.01	$12.97	$15.41	$22.23

Total Return*	19.80%	18.14%	9.62%	-14.20%	-24.49%	18.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,403	$6,797	$5,458	$4,930	$6,447	$10,144
Ratio of Total Expenses to Average Net Assets**	0.61%†	0.63%	0.69%	0.67%	0.61%	0.53%
Ratio of Net Investment Income to Average Net Assets	1.14%†	1.69%	1.57%	1.28%	1.19%	1.26%
Portfolio Turnover Rate	46%†	45%	59%	40%	48%	48%

*	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
**	Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.01%, 0.02%, 0.01%, and 0.00%.
†	Annualized.

21

FINANCIAL HIGHLIGHTS (CONTINUED)

International Growth Fund Admiral Shares
	Six Months Ended Feb. 28,	Year Ended August 31,			Aug.13* to Aug. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$51.96	$44.57	$41.27	$49.02	$50.00

Investment Operations
Net Investment Income	.368	.93	.681	.677	.07
Net Realized and Unrealized Gain (Loss) on Investments	9.917	7.21	3.264	(7.502)	(1.05)

Total from Investment Operations	10.285	8.14	3.945	(6.825)	(.98)

Distributions
Dividends from Net Investment Income	(1.095)	(.75)	(.645)	(.795)	—
Distributions from Realized Capital Gains	—	—	—	(.130)	—

Total Distributions	(1.095)	(.75)	(.645)	(.925)	—

Net Asset Value, End of Period	$61.15	$51.96	$44.57	$41.27	$49.02

Total Return**	19.92%	18.36%	9.80%	-14.12%	-1.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,580	$1,262	$1,044	$895	$495
Ratio of Total Expenses to Average Net Assets†	0.42%††	0.45%	0.51%	0.54%	0.54%††
Ratio of Net Investment Income to Average Net Assets	1.33%††	1.86%	1.76%	1.53%	2.50%††
Portfolio Turnover Rate	46%††	45%	59%	40%	48%

*	Inception.
**	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
†	Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.01%, 0.02%, and 0.01%.
††	Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

22

NOTES TO FINANCIAL STATEMENTS

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.	Futures and Forward Currency Contracts: The fund uses S&P ASX 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index, and Topix Index futures contracts to a limited extent, with the objective of maintaining exposure to the European and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of each advisor is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For Schroder, the adjustments are based on performance for the preceding three years, and for Baillie Gifford the adjustments are based on performance since December 1, 2003.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended February 28, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a decrease of $757,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2005, the fund had contributed capital of $1,251,000

24

to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended February 28, 2005, these arrangements reduced the fund’s expenses by $509,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2005, the fund realized net foreign currency losses of $522,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. The fund realized gains on sales of “passive foreign investment companies” of $4,119,000, which have been included in current and prior periods’ taxable income and distributions to shareholders; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2004, the fund had available realized losses of $852,521,000 to offset future net capital gains of $142,747,000 through August 31, 2010, and $709,774,000 through August 31, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2005, net unrealized appreciation of investment securities for tax purposes was $2,301,032,000, consisting of unrealized gains of $2,354,256,000 on securities that had risen in value since their purchase and $53,224,000 in unrealized losses on securities that had fallen in value since their purchase.

At February 28, 2005, the aggregate settlement value of open futures contracts expiring in March 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

Dow Jones EURO STOXX 50 Index	3,657	$147,532	$5,249
FTSE 100 Index	1,294	123,099	5,288
Topix Index	819	92,324	6,795
S&P ASX 200 Index	417	34,344	1,523

25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At February 28, 2005, the fund had open forward currency contracts to receive and deliver currencies as follows:

	(000)
	Contract Amount				Unrealized Appreciation
Contract Settlement Date	Receive		Deliver		(Depreciation)

3/23/2005	EUR	112,197	USD	148,973	$(1,318)
3/23/2005	GBP	65,059	USD	125,132	(329)
3/16/2005	JPY	9,541,350	USD	91,587	110
3/23/2005	AUD	42,934	USD	34,028	1,839

AUD-Australian dollar
EUR-Euro
GBP-British pound
JPY-Japanese Yen
USD-U.S. dollar

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency gains of $2,526,000 resulting from the translation of other assets and liabilities at February 28, 2005.

F. During the six months ended February 28, 2005, the fund purchased $2,242,337,000 of investment securities and sold $1,929,701,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at February 28, 2005, was $783,941,000, for which the fund received cash collateral of $810,581,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended February 28, 2005		Year Ended August 31, 2004
	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Investor Shares
Issued	$723,882	40,029	$1,286,444	79,993
Issued in Lieu of Cash Distributions	127,163	7,006	78,734	5,083
Redeemed*	(474,144)	(26,316)	(933,283)	(58,462)

Net Increase (Decrease)—Investor Shares	376,901	20,719	431,895	26,614

Admiral Shares
Issued	216,266	3,758	383,409	7,512
Issued in Lieu of Cash Distributions	23,476	407	15,842	322
Redeemed*	(150,127)	(2,623)	(353,742)	(6,957)

Net Increase (Decrease)—Admiral Shares	89,615	1,542	45,509	877

*Net of redemption fees of $57,000 for 2005 and $197,000 for 2004 (fund totals)

26

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27

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members' responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of Unx, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, PlainTalkand the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 800-662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942-8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	World Wide Web
www.vanguard.com

Fund Information
800-662-7447

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Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
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© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q812 042005

Vanguard® Calvert Social Index Fund

February 28, 2005

CONTENTS

  1 CHAIRMAN'S LETTER
  5 FUND PROFILE
  6 GLOSSARY OF INVESTMENT TERMS
  7 PERFORMANCE SUMMARY
  8 ABOUT YOUR FUND'S EXPENSES
10 FINANCIAL STATEMENTS
25 ADVANTAGES OF VANGUARD.COM

SUMMARY

• During the six months ended February 28, 2005, the Investor Shares of Vanguard Calvert Social Index Fund returned 6.6%.
• The fund’s performance was in line with the 6.8% advance of its target index. The average large-cap growth fund returned 8.8%.
• Solid gains from sizable holdings in the technology and consumer discretionary sectors fueled the fund’s return. The fund’s holdings in health care, another heavily weighted sector, produced less impressive results.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
 • Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
 • Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
 • Communicate candidly not only about the rewards of investing but also about the risks and costs.
 • Maintain highly effective controls to safeguard your assets and protect your confidential information.
 • Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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      CHAIRMAN'S LETTER

Dear Shareholder,

For the first six months of the 2005 fiscal year, the Investor Shares of Vanguard Calvert Social Index Fund returned 6.6%. The fund closely tracked the performance of its target benchmark, the Calvert Social Index, which lagged the average return for large-capitalization growth funds in the period.

The table below presents the six-month total return (capital change plus reinvested dividends) for your fund’s Investor Shares, along with those of the Calvert Social Index, the average large-cap growth fund, and the Dow Jones Wilshire 5000 Composite Index, a proxy for the broad U.S. stock market. The table also includes the return for the fund’s Institutional Shares, which require a minimum investment of $10 million. The table on page 4 provides details of the changes in the fund’s net asset values, along with its distributions to shareholders.

Total Returns	Six Months Ended February 28, 2005

Vanguard Calvert Social Index Fund
Investor Shares	6.6%
Institutional Shares	6.7
Calvert Social Index	6.8
Average Large-Cap Growth Fund*	8.8
Dow Jones Wilshire 5000 Index	11.6

*Derived from data provided by Lipper Inc.

STOCKS SURGED AFTER THE NOVEMBER ELECTION

During the past six months, stock investors tried to digest and act on conflicting information: generally positive economic indicators but relatively weak job growth; surging commodity prices but modest inflation for most other goods and services; and a falling U.S. dollar that was either a boon or a bane to the economy, depending on the pundit. Nevertheless, in the aggregate, stock prices moved upward, particularly after it was clear that November’s presidential election was not going to reprise the protracted 2000 contest.

1

As they have for the past five years, mid- and small-capitalization stocks outpaced large-caps. Among the latter, value stocks—those whose prices are low relative to company earnings, book value, or other measures—generally outperformed their growth counterparts. Returns were positive across industry sectors, with energy-related stocks notching the highest results, boosted in part by crude oil prices that stayed above $40 a barrel through most of the period, at one point reaching a record of nearly $56.

Institutional Shares

This class of shares carries even lower expenses and is available for a minimum investment of $10 million.

In overseas markets, stock returns were generally superior to those seen in the United States. And the returns abroad were further augmented for U.S.-based investors by the weakness of the U.S. dollar, which reached multiyear lows relative to other major currencies near the end of calendar 2004.

BOND YIELDS ROSE

The Federal Reserve Board continued its gradual shift in monetary policy, moving away from its “accommodative” stance of keeping interest rates very low. During the fiscal half-year, the Fed raised its target for the federal funds rate in four quarter-point increments, from 1.50% to 2.50%. Short- and intermediate-term bonds felt the ripples. The yield of the 3-month U.S. Treasury bill, a proxy for money market yields, rose 117 basis points (1.17 percentage points) to 2.75%.

Market Barometer	Total Returns Periods Ended February 28, 2005
	Six Months	One Year	Five Years*

Stocks
Russell 1000 Index (Large-caps)	10.8%	7.5%	-0.9%
Russell 2000 Index (Small-caps)	16.4	9.5	3.2
Dow Jones Wilshire 5000 Index	11.6	7.9	-1.2
(Entire market)
MSCI All Country World Index
ex USA (International)	22.8	20.1	1.2

Bonds
Lehman Aggregate Bond Index	1.3%	2.4%	7.5%
(Broad taxable market)
Lehman Municipal Bond Index	2.4	3.0	7.2
Citigroup 3-Month Treasury Bill Index	0.9	1.4	2.7

CPI
Consumer Price Index	1.2%	3.0%	2.5%

*Annualized

The yield of the 10-year Treasury note rose 26 basis points to 4.38%. However, yields of longer-term bonds, which are less sensitive to Fed moves, were lower at the end of the fiscal half-year than at the beginning.

2

With price declines partly offsetting interest income, the total return of the overall taxable investment-grade bond market (as measured by the Lehman Brothers Aggregate Bond Index) was a modest 1.3%.

MAJOR SECTORS DELIVERED SOLID RETURNS FOR THE FUND

During the fiscal half-year, the Calvert Social Index Fund achieved returns of 6.6% for Investor Shares and 6.7% for Institutional Shares. The fund, now in its fifth full fiscal year of operation, maintained its record of closely tracking the performance of the Calvert Social Index, which consists of more than 600 large- and mid-cap stocks that have been screened for social responsibility. All 11 economic sectors in the index posted a gain for the period.

Historically, the Calvert Social Index’s screening criteria have resulted in a growth-oriented profile for the fund’s holdings. Because many companies in older industries, such as equipment manufacturers or producers of basic materials, have difficulty satisfying the index’s stringent environmental criteria, these traditionally value-oriented groups are not strongly represented in the portfolio. During the past six months, this positioning kept the index’s (and the fund’s) return below that of the broad market, as the value-oriented energy and raw-materials industries delivered exceptional returns. Instead, your fund held heavy weightings in sectors such as technology (21% of assets at period’s end) and financial services (30%). In other periods, of course, the fund’s growth orientation has produced returns higher than those of the broad market.

The largest contributions to the fund’s half-year returns came from its technology and consumer discretionary holdings. Together, these two sectors accounted for about a third of the fund’s assets, yet they contributed more than one-half of the overall return. Gains for technology were particularly strong. Health care stocks, which represented 15% of the fund’s holdings, suffered because of decreased earnings, increased regulatory concerns among pharmaceutical manufacturers, and the threat of product-liability lawsuits.

THE VALUE OF A LONG-TERM PERSPECTIVE

As always, we urge investors to treat this semiannual report on the markets and the fund as information about what has driven recent performance, not as a basis for sudden changes in their carefully

3

considered asset allocations. Investors enhance their ability to meet their long-term financial goals by sticking with portfolios balanced among stock, bond, and money market funds in proportions that are appropriate for their time horizons and tolerance for risk.

Whatever the market environment, the keys to long-term success are balance, diversification, and low costs. If you make these principles the foundation of your investment plan, you’ll be positioned to benefit no matter what occurs. For investors who want a socially screened stock fund that seeks long-term capital growth—and who are comfortable with the attendant risks—Vanguard Calvert Social Index Fund can play a valuable role.

Thank you for investing your assets with Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

MARCH 15, 2005

Your Fund's Performance at a Glance		August 31, 2004-February 28, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Calvert Social Index Fund
Investor Shares	$7.40	$7.77	$0.120	$0.000
Institutional Shares	7.41	7.78	0.128	0.000

4

AS OF 2/28/2005	FUND PROFILE This Profile provides a snapshot of the fund's characteristics, compared where indicated with both its unmanaged target index and a broad market index. Key terms are defined on page 6

CALVERT SOCIAL INDEX FUND

Portfolio Characteristics
	Fund	Target Index*	Broad Index**

Number of Stocks	628	624	4,973
Median Market Cap	$36.3B	$36.3B	$27.5B
Price/Earnings Ratio	24.6x	24.5x	21.2x
Price/Book Ratio	4.5x	4.5x	2.8x
Yield	1.4%	1.6%
Investor Shares	1.2%
Institutional Shares	1.3%
Return on Equity	19.0%	19.0%	15.8%
Earnings Growth Rate	13.3%	13.4%	8.0%
Foreign Holdings	0.4%	0.4%	1.1%
Turnover Rate	12%+	--	--
Expense Ratio	--	--
Investor Shares	0.25%+
Institutional Shares	0.12%+
Short-Term Reserves	0%	--	--

Volatility Measures
	Fund	Target Index*	Fund	Broad Index**

R-Squared	1.00	1.00	0.97	1.00
Beta	1.00	1.00	1.09	1.00

Sector Diversification (% of portfolio)
	Fund	Target Index*	Broad Index**

Auto & Transportation	2%	2%	3%
Consumer Discretionary	14	14	16
Consumer Staples	5	5	7
Financial Services	30	30	22
Health Care	15	15	12
Integrated Oils	0	0	5
Other Energy	1	1	3
Materials & Processing	2	2	5
Producer Durables	5	5	4
Technology	21	21	13
Utilities	4	4	6
Other	1	1	4

  *Calvert Social Index.
**Dow Jones Wilshire 5000 Index.
† Annualized.

Ten Largest Holdings (% of total net assets)

Microsoft Corp.	3.7%
(software)
Pfizer Inc.	3.0
(pharmaceuticals)
Johnson & Johnson	2.9
(pharmaceuticals)
Bank of America Corp.	2.9
(banking)
International Business	2.4
Machines Corp.
(computer hardware)
Intel Corp.	2.3
(electronics)
American International Group,	2.3
Inc.
(insurance)
The Procter & Gamble Co.	2.0
(consumer products)
JPMorgan Chase & Co.	2.0
(banking)
Cisco Systems, Inc.	1.8
(computer hardware)

Top Ten	25.3%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

        Visit our website at Vanguard.com
for regularly updated fund information.

5

GLOSSARY OF INVESTMENT TERMS

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

6

AS OF 2/28/2005	PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

CALVERT SOCIAL INDEX FUND

Fiscal-Year Total Returns (%) May 31, 2000–February 28, 2005

*Six months ended February 28, 2005.
Note: See Financial Highlights tables on pages 21 and 22 for dividend and capital gains information.

Average Annual Total Returns for periods ended December 31, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since Inception
	Inception Date	One Year	Capital	Income	Total

Calvert Social Index Fund
Investor Shares*	5/31/2000	8.27%	-4.74%	0.93%	-3.81%
Institutional Shares	1/14/2003	8.51	13.91	1.54	15.45

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

7

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund's costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Six Months Ended February 28, 2005
Calvert Social Index Fund	Beginning Account Value Aug. 31, 2004	Ending Account Value Feb. 28, 2005	Expenses Paid During Period*

Based on Actual Fund Return
Investor Shares	$1,000.00	$1,065.97	$1.28
Institutional Shares	1,000.00	1,066.94	0.62

Based on Hypothetical 5% Yearly Return

Investor Shares	$1,000.00	$1,023.55	$1.25
Institutional Shares	1,000.00	1,024.20	0.60

*These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.12% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

8

Note that the expenses shown in the table on page 8 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

Annualized Expense Ratios: Your fund compared with its peer group
	Investor Shares	Institutional Shares	Average Large-Cap Growth Fund

Calvert Social Index Fund	0.25%	0.12%	1.51%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios since inception, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

9

AS OF 2/28/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Calvert Social Index Fund	Shares	Market Value^ (000)

COMMON STOCKS (99.8%)

Auto & Transportation (2.0%)
United Parcel Service, Inc.	30,525	$2,365
FedEx Corp.	15,869	1,552
Harley-Davidson, Inc.	15,622	967
Southwest Airlines Co.	37,265	516
Genuine Parts Co.	9,279	402
Expeditors International of
Washington, Inc.	5,601	311
C.H. Robinson Worldwide, Inc.	4,268	234
BorgWarner, Inc.	3,000	158
Gentex Corp.	4,100	139
CNF Inc.	2,665	122
JetBlue Airways Corp.	5,093	92
ArvinMeritor, Inc.	3,600	61
Visteon Corp.	6,900	46

		6,965

Consumer Discretionary (14.0%)
Home Depot, Inc.	117,716	4,711
*Time Warner, Inc.	233,050	4,015
Gillette Co.	48,328	2,428
eBay Inc.	52,466	2,248
Target Corp.	43,854	2,229
Lowe's Cos., Inc.	37,759	2,219
Yahoo! Inc.	61,140	1,973
Kimberly-Clark Corp.	25,880	1,708
Liberty Media Corp.	136,411	1,383
Costco Wholesale Corp.	24,441	1,139
Starbucks Corp.	21,127	1,095
Avon Products, Inc.	25,050	1,071
Electronic Arts Inc.	15,886	1,024
The McGraw-Hill Cos., Inc.	10,159	933
Omnicom Group Inc.	9,907	902
Staples, Inc.	26,409	832
Kohl's Corp.	16,085	770
Best Buy Co., Inc.	13,988	756
The Gap, Inc.	34,811	743
Apollo Group, Inc. Class A	8,065	594
Bed Bath & Beyond, Inc.	15,754	591
Amazon.com, Inc.	15,647	550

10

Calvert Social Index Fund	Shares	Market Value^ (000)

Eastman Kodak Co.	15,252	$518
Harman International
Industries, Inc.	3,549	398
R.R. Donnelley & Sons Co.	11,555	384
Sirius Satellite Radio, Inc.	66,786	372
Univision Communications Inc.	13,606	359
Liberty Media International Inc
Class A	8,217	355
XM Satellite Radio Holdings, In	10,775	355
Black & Decker Corp.	4,240	352
Dollar General Corp.	16,145	343
Nordstrom, Inc.	6,338	341
EchoStar Communications Corp.
Class A	11,361	338
Newell Rubbermaid, Inc.	14,458	322
*Office Depot, Inc.	16,593	319
Washington Post Co. Class B	328	295
Estee Lauder Cos. Class A	6,485	285
*Chico's FAS, Inc.	9,528	281
New York Times Co. Class A	7,613	279
Family Dollar Stores, Inc.	8,429	277
Robert Half International, Inc.	9,055	264
PETsMART, Inc.	7,673	234
Alberto-Culver Co. Class B	4,309	225
Ross Stores, Inc.	8,019	225
Whirlpool Corp.	3,507	224
Manpower Inc.	4,804	210
Darden Restaurants Inc.	7,832	210
Jones Apparel Group, Inc.	6,579	209
Fastenal Co.	3,458	202
The Stanley Works	4,348	201
E.W. Scripps Co. Class A	4,318	199
CDW Corp.	3,438	198
*Advance Auto Parts, Inc.	3,921	198
*Brinker International, Inc.	5,132	194
CarMax, Inc.	5,463	180
*Getty Images, Inc.	2,494	178
Outback Steakhouse	3,900	175
*Lamar Advertising Co. Class A	4,416	174
Williams-Sonoma, Inc.	4,924	171
*Dollar Tree Stores, Inc.	6,174	166
*Monster Worldwide Inc.	5,624	162
*Iron Mountain, Inc.	5,775	156
Sabre Holdings Corp.	7,174	151
*O'Reilly Automotive, Inc.	2,890	147
*The Cheesecake Factory	4,050	138
The Corporate Executive Board C	2,100	131
*Tech Data Corp.	3,070	126
Belo Corp. Class A	5,239	124
Pixar, Inc.	1,374	123
The Toro Co.	1,350	117
Reebok International Ltd.	2,600	115
*BJ's Wholesale Club, Inc.	3,699	113
*Convergys Corp.	7,401	111
Borders Group, Inc.	4,104	106
*Valassis Communications, Inc.	2,764	103
The Brink's Co.	2,966	103
*R.H. Donnelley Corp.	1,678	102
Saks Inc.	6,660	101
*Barnes & Noble, Inc.	2,899	99
Meredith Corp.	2,142	98
*Laureate Education Inc.	2,215	96
SCP Pool Corp.	2,820	96
*Weight Watchers
International, Inc.	2,205	95
Snap-On Inc.	2,779	92
Regis Corp.	2,300	91
*Education Management Corp.	3,082	90
Lee Enterprises, Inc.	1,875	86
American Greetings Corp. Class	3,456	85
Entercom Communications Corp.	2,470	85
*Corinthian Colleges, Inc.	4,818	83
*The Yankee Candle Co., Inc.	2,655	82
Ruby Tuesday, Inc.	3,392	82
*Timberland Co.	1,171	82
Tractor Supply Co.	1,894	81
Panera Bread Co.	1,498	80
*United Stationers, Inc.	1,771	78
Strayer Education, Inc.	732	77
The McClatchy Co. Class A	1,067	77
*CEC Entertainment Inc.	1,900	74
John Wiley & Sons Class A	2,082	72
Harte-Hanks, Inc.	2,682	72
*Ask Jeeves, Inc.	3,081	70
Ethan Allen Interiors, Inc.	2,000	70
Media General, Inc. Class A	1,072	69
P.F. Chang's China Bistro, Inc.	1,248	68
*Earthlink, Inc.	7,457	65
Arbitron Inc.	1,600	65
Linens 'n Things, Inc.	2,400	65
*CNET Networks, Inc.	6,833	62
Furniture Brands International	2,600	60
Maytag Corp.	3,896	59
DeVry, Inc.	3,200	56
The Pep Boys
(Manny, Moe & Jack)	3,024	55
Blyth, Inc.	1,700	54
Tommy Hilfiger Corp.	4,799	51
*DoubleClick Inc.	6,242	49
Viad Corp.	1,162	31
Krispy Kreme Doughnuts, Inc.	2,875	16

		49,271

11

Calvert Social Index Fund	Shares	Market Value^ (000)

Consumer Staples (5.1%)
The Procter & Gamble Co.	134,696	$7,151
Walgreen Co.	54,312	2,326
Colgate-Palmolive Co.	28,177	1,491
Sysco Corp.	33,880	1,166
CVS Corp.	21,061	1,049
General Mills, Inc.	18,839	987
H.J. Heinz Co.	18,597	700
Hershey Foods Corp.	9,160	577
Kellogg Co.	12,494	550
Wm. Wrigley Jr. Co.	7,287	485
Whole Foods Market, Inc.	3,286	338
McCormick & Co., Inc.	6,014	228
SuperValu Inc.	7,179	228
J.M. Smucker Co.	3,118	153
Church & Dwight, Inc.	3,224	114
Del Monte Foods Co.	10,345	110
*NBTY, Inc.	3,200	81
Performance Food Group Co.	2,514	68

		17,802

Financial Services (30.0%)
Banks--New York City (2.3%)
JPMorgan Chase & Co.	188,735	6,898
The Bank of New York Co., Inc.	41,080	1,243
Banks--Outside New York City (11.7%)
Bank of America Corp.	215,550	10,055
Wells Fargo & Co.	89,415	5,309
Wachovia Corp.	85,094	4,511
U.S. Bancorp	99,499	2,960
SunTrust Banks, Inc.	18,998	1,376
Fifth Third Bancorp	26,338	1,179
BB& T Corp.	29,354	1,149
National City Corp.	30,793	1,101
Regions Financial Corp.	24,477	790
PNC Financial Services Group	14,953	787
State Street Corp.	17,894	785
KeyCorp	21,491	709
North Fork Bancorp, Inc.	23,184	668
Mellon Financial Corp.	22,453	644
Comerica, Inc.	9,051	517
AmSouth Bancorp	18,803	470
M & T Bank Corp.	4,497	445
Northern Trust Corp.	10,271	434
Marshall & Ilsley Corp.	10,160	411
Synovus Financial Corp.	13,740	373
Popular, Inc.	12,904	342
Banknorth Group, Inc.	9,085	328
Zions Bancorp	4,790	317
Compass Bancshares Inc.	6,519	296
First Horizon National Corp.	6,500	277
Huntington Bancshares Inc.	11,524	260
Commerce Bancorp, Inc.	4,185	256
Hibernia Corp. Class A	8,241	212
Associated Banc-Corp	6,358	204
Mercantile Bankshares Corp.	4,164	202
Doral Financial Corp.	4,900	194
TCF Financial Corp.	6,924	191
Investors Financial Services Corp.	3,472	174
Commerce Bancshares, Inc.	3,660	173
City National Corp.	2,405	165
Sky Financial Group, Inc.	5,600	156
Colonial BancGroup, Inc.	7,058	144
Fulton Financial Corp.	6,449	138
Valley National Bancorp	5,191	135
Bank of Hawaii Corp.	2,827	129
Cullen/Frost Bankers, Inc.	2,700	125
Wilmington Trust Corp.	3,485	118
The South Financial Group, Inc.	3,700	114
UCBH Holdings, Inc.	2,362	98
FirstMerit Corp.	3,742	97
East West Bancorp, Inc.	2,683	96
Whitney Holdings Corp.	2,151	95
First BanCorp Puerto Rico	2,018	95
Westamerica Bancorporation	1,700	89
Hudson United Bancorp	2,400	85
*Silicon Valley Bancshares	1,900	83
First Midwest Bancorp, Inc.	2,423	83
Park National Corp.	693	82
Cathay General Bancorp	2,262	82
BancorpSouth, Inc.	3,798	80
Old National Bancorp	3,665	76
United Bankshares, Inc.	2,200	75
Trustmark Corp.	2,670	73
Texas Regional Bancshares, Inc.	2,413	72
Greater Bay Bancorp	2,700	68
Southwest Bancorporation of
Texas, Inc.	3,400	65
Chittenden Corp.	2,425	64
Pacific Capital Bancorp	2,275	64
Citizens Banking Corp.	1,900	59
Diversified Financial Services (1.9%)
American Express Co.	59,504	3,222
The Goldman Sachs Group, Inc.	21,837	2,376
CIT Group Inc.	11,182	451
The Chicago Mercantile Exchange	1,433	296
Leucadia National Corp.	3,667	123
*BISYS Group, Inc.	6,329	94
Finance Companies (0.3%)
Capital One Financial Corp.	12,716	975

12

Calvert Social Index Fund	Shares	Market Value^ (000)

Finance--Small Loan (0.4%)
SLM Corp.	23,170	$1,131
*AmeriCredit Corp.	8,245	194
Financial Data Processing Services (1)
First Data Corp.	45,404	1,862
Automatic Data Processing, Inc.	31,253	1,343
Paychex, Inc.	17,921	572
SunGard Data Systems, Inc.	15,304	400
Fiserv, Inc.	10,370	393
DST Systems, Inc.	3,575	170
*CheckFree Corp.	3,408	131
Fair, Isaac, Inc.	3,700	125
Global Payments Inc.	2,045	114
Deluxe Corp.	2,651	103
Jack Henry & Associates Inc.	4,100	81
Financial Information Services (0.2%)
Moody's Corp.	6,629	556
*The Dun & Bradstreet Corp.	3,775	232
Dow Jones & Co., Inc.	2,362	88
Financial Miscellaneous (2.8%)
Fannie Mae	51,264	2,997
Freddie Mac	36,510	2,264
MBNA Corp.	59,875	1,519
Ambac Financial Group, Inc.	5,809	452
MBIA, Inc.	7,636	447
H & R Block, Inc.	8,161	435
Fidelity National Financial, Inc.	8,531	377
MGIC Investment Corp.	5,192	326
*Providian Financial Corp.	15,450	265
Radian Group, Inc.	4,883	236
First American Corp.	4,117	150
Brown & Brown, Inc.	3,000	139
Nationwide Financial Services, Inc.	3,000	110
*CapitalSource Inc.	3,512	81
Insurance--Life (0.8%)
Prudential Financial, Inc.	27,552	1,570
The Principal Financial Group, Inc.	16,550	646
Jefferson-Pilot Corp.	7,185	352
*Conseco, Inc.	7,938	150
AmerUs Group Co.	2,121	102
Insurance--Multiline (4.4%)
American International
Group, Inc.	121,235	8,098
St. Paul Travelers Cos., Inc.	35,382	1,356
The Hartford Financial Services
Group Inc.	15,473	1,113
AFLAC Inc.	26,896	1,031
CIGNA Corp.	7,307	663
Lincoln National Corp.	9,346	438
Cincinnati Financial Corp.	8,295	371
SAFECO Corp.	7,352	351
Willis Group Holdings Ltd.	7,645	302
Torchmark Corp.	5,783	301
UnumProvident Corp.	15,689	265
Markel Corp.	487	174
Arthur J. Gallagher & Co.	4,845	145
Protective Life Corp.	3,380	135
StanCorp Financial Group, Inc.	1,500	131
Unitrin, Inc.	2,396	112
Allmerica Financial Corp.	2,773	99
American National Insurance Co.	907	99
Hilb, Rogal and Hamilton Co.	1,664	57
Insurance--Property-Casualty (1.4%)
Progressive Corp. of Ohio	9,282	808
The Chubb Corp.	10,142	802
ACE Ltd.	15,101	671
XL Capital Ltd. Class A	7,401	555
White Mountains
Insurance Group Inc.	425	278
Everest Re Group, Ltd.	2,963	257
The PMI Group Inc.	5,056	204
W.R. Berkley Corp.	3,862	198
RenaissanceRe Holdings Ltd.	3,800	181
PartnerRe Ltd.	2,837	178
HCC Insurance Holdings, Inc.	3,400	128
Commerce Group, Inc.	1,600	109
Transatlantic Holdings, Inc.	1,450	97
Fremont General Corp.	3,632	91
IPC Holdings Ltd.	1,948	82
*Ohio Casualty Corp.	3,300	80
Erie Indemnity Co. Class A	1,516	78
Mercury General Corp.	1,400	77
Investment Management Companies (0.3%)
T. Rowe Price Group Inc.	6,704	412
Eaton Vance Corp.	6,436	174
Federated Investors, Inc.	5,016	148
SEI Investments Inc.	3,644	135
*Affiliated Managers Group, Inc.	1,560	101
Waddell & Reed Financial, Inc.	4,350	90
Real Estate Investment Trust (0.1%)
New Century REIT, Inc.	2,546	129
*La Quinta Corp. REIT	8,622	80

13

Calvert Social Index Fund	Shares	Market Value^ (000)

Rent & Lease Services--Commercial (0.0%)
*United Rentals, Inc.	3,397	$64
Savings & Loan (1.3%)
Washington Mutual, Inc.	46,276	1,942
Golden West Financial Corp.	16,218	1,004
Sovereign Bancorp, Inc.	18,115	416
New York Community
Bancorp, Inc.	12,773	235
People's Bank	4,922	188
Independence Community
Bank Corp.	4,171	166
Astoria Financial Corp.	3,702	139
Hudson City Bancorp, Inc.	3,587	133
Webster Financial Corp.	2,833	124
IndyMac Bancorp, Inc.	3,213	116
Washington Federal Inc.	4,519	107
Downey Financial Corp.	1,100	69
Commercial Federal Corp.	2,100	57
Securities Brokers & Services (0.6%)
Charles Schwab Corp.	58,923	619
Franklin Resources Corp.	7,494	526
Legg Mason Inc.	5,335	430
*E*TRADE Group, Inc.	19,289	256
A.G. Edwards & Sons, Inc.	4,163	179
Ameritrade Holding Corp.	15,054	160
Jefferies Group, Inc.	2,600	99

		105,208

Health Care (14.8%)
Pfizer Inc.	400,106	10,519
Johnson & Johnson	157,270	10,317
*Amgen, Inc.	67,045	4,131
Medtronic, Inc.	64,064	3,339
Bristol-Myers Squibb Co.	102,972	2,577
*WellPoint Inc.	15,785	1,927
Cardinal Health, Inc.	22,835	1,337
Boston Scientific Corp.	31,963	1,044
*Caremark Rx, Inc.	24,142	924
*Forest Laboratories, Inc.	19,579	836
*Gilead Sciences, Inc.	22,822	789
Becton, Dickinson & Co.	12,504	749
*St. Jude Medical, Inc.	19,006	743
Stryker Corp.	14,648	727
*Biogen Idec Inc.	17,961	694
*Genzyme Corp.-General Division	12,041	675
McKesson Corp.	14,560	544
Allergan, Inc.	7,006	527
Biomet, Inc.	12,456	526
Quest Diagnostics, Inc.	4,154	413
AmerisourceBergen Corp.	5,979	358
*Laboratory Corp. of
America Holdings	7,364	$353
*MedImmune Inc.	13,107	316
*Patterson Cos	6,182	307
*Coventry Health Care Inc.	4,825	304
IMS Health, Inc.	12,294	299
Health Management Associates
Class A	12,160	279
*Varian Medical Systems, Inc.	7,242	260
Express Scripts Inc.	3,448	260
*Hospira, Inc.	8,279	245
Beckman Coulter, Inc.	3,300	232
*Barr Pharmaceuticals Inc.	4,803	229
*DaVita, Inc.	5,244	221
*Lincare Holdings, Inc.	5,320	216
DENTSPLY International Inc.	3,756	206
*Invitrogen Corp.	2,772	194
Omnicare, Inc.	5,512	190
Cooper Cos., Inc.	2,161	178
*Health Net Inc.	5,929	177
IVAX Corp.	11,057	177
*Henry Schein, Inc.	2,326	168
*Dade Behring Holdings Inc.	2,351	147
*Renal Care Group, Inc.	3,502	138
*Affymetrix, Inc.	3,225	138
*Millennium Pharmaceuticals, Inc.	15,964	137
*OSI Pharmaceuticals, Inc.	2,500	137
*Edwards Lifesciences Corp.	3,166	136
Universal Health Services Class B	2,882	136
*Gen-Probe Inc.	2,651	135
*Cytyc Corp.	5,827	133
*WebMD Corp.	16,358	123
*Millipore Corp.	2,600	118
*Pharmaceutical Product
Development, Inc.	2,600	111
*Respironics, Inc.	1,900	110
*Accredo Health, Inc.	2,550	109
*Amylin Pharmaceuticals, Inc.	5,044	108
*ResMed Inc.	1,769	104
*Martek Biosciences Corp.	1,525	102
Medicis Pharmaceutical Corp.	2,932	101
*IDEXX Laboratories Corp.	1,800	100
*VCA Antech, Inc.	4,316	87
*MGI Pharma, Inc.	3,706	85
*Apria Healthcare Group Inc.	2,600	84
*Nektar Therapeutics	4,390	76
*LifePoint Hospitals, Inc.	1,900	76
Invacare Corp.	1,600	75
*Neurocrine Biosciences, Inc.	1,879	75
*Protein Design Labs, Inc.	4,904	73
*ICOS Corp.	3,117	69

14

Calvert Social Index Fund	Shares	Market Value^ (000)

*Techne Corp.	2,000	$68
*PAR Pharmaceutical Cos. Inc.	1,788	66
*Onyx Pharmaceuticals, Inc.	1,805	52
Taro Pharmaceutical Industries Ltd.	1,276	36

		51,752

Materials & Processing (1.7%)
Masco Corp.	23,530	793
Weyerhaeuser Co.	11,776	788
Praxair, Inc.	17,218	772
Air Products & Chemicals, Inc.	11,252	705
American Standard Cos., Inc.	9,537	437
Avery Dennison Corp.	5,143	312
Ecolab, Inc.	9,784	310
The St. Joe Co.	3,772	274
Sealed Air Corp.	4,464	233
Sigma-Aldrich Corp.	3,141	194
Bemis Co., Inc.	5,645	168
Sonoco Products Co.	5,152	150
Lubrizol Corp.	3,471	148
Harsco Corp.	2,154	126
Corn Products International, Inc.	3,728	104
Hughes Supply, Inc.	3,288	101
AptarGroup Inc.	1,775	92
York International Corp.	2,196	85
Airgas, Inc.	3,345	84
Worthington Industries, Inc.	3,600	75

		5,951

Other Energy (0.9%)
XTO Energy, Inc.	13,809	629
EOG Resources, Inc.	6,264	571
Smith International, Inc.	5,535	356
Pioneer Natural Resources Co.	7,657	323
Chesapeake Energy Corp.	14,222	308
Equitable Resources, Inc.	3,100	184
*Cooper Cameron Corp.	2,900	167
*Grant Prideco, Inc.	6,445	156
Patina Oil & Gas Corp.	3,490	141
*FMC Technologies Inc.	3,339	115
Key Energy Services, Inc.	6,800	94

		3,044

Producer Durables (4.8%)
*Applied Materials, Inc.	89,740	1,570
Emerson Electric Co.	22,338	1,481
Illinois Tool Works, Inc.	13,760	1,235
Deere & Co.	13,215	940
*Xerox Corp.	50,366	786
Danaher Corp.	13,597	737
Agilent Technologies, Inc.	23,617	567
Pitney Bowes, Inc.	12,233	561
Lexmark International, Inc.	6,845	548
KLA-Tencor Corp.	10,440	516
D. R. Horton, Inc.	11,622	509
Pulte Homes, Inc.	5,549	433
Parker Hannifin Corp.	6,394	421
Dover Corp.	10,730	415
Cooper Industries, Inc. Class A	4,900	340
Waters Corp.	6,433	314
W.W. Grainger, Inc.	4,351	273
KB HOME	2,012	251
*NVR, Inc.	309	245
*LAM Research Corp.	7,193	226
Novellus Systems, Inc.	7,525	222
Pentair, Inc.	5,314	220
American Power Conversion Corp.	9,997	220
American Tower Corp. Class A	11,808	216
Diebold, Inc.	3,852	206
*Crown Castle International Corp.	11,805	193
Pall Corp.	6,607	179
Ryland Group, Inc.	2,492	173
Garmin Ltd.	3,114	160
Cummins Inc.	2,156	158
*Teradyne, Inc.	10,227	158
Hubbell Inc. Class B	2,673	144
Roper Industries Inc.	2,200	142
Tektronix, Inc.	4,900	142
Graco, Inc.	3,616	140
Standard Pacific Corp.	1,647	132
MDC Holdings, Inc.	1,643	131
Donaldson Co., Inc.	3,900	124
*Mettler-Toledo International Inc.	2,309	121
Terex Corp.	2,662	120
Herman Miller, Inc.	3,755	109
HNI Corp.	2,456	107
Briggs & Stratton Corp.	2,708	107
IDEX Corp.	2,620	103
*Andrew Corp.	7,988	97
Kennametal, Inc.	1,900	93
*AGCO Corp.	4,717	92
Plantronics, Inc.	2,475	90
*Polycom, Inc.	5,139	83
Flowserve Corp.	3,000	75
*Varian Semiconductor
Equipment Associates, Inc.	1,878	75
Molex, Inc. Class A	2,917	67
Cognex Corp.	2,094	58
*Cymer, Inc.	1,997	58
Molex, Inc.	100	3

		16,886

Technology (20.9%)
Communications Technology (3.5%)
*Cisco Systems, Inc.	358,285	6,241
QUALCOMM Inc.	86,198	3,113

15

Calvert Social Index Fund	Shares	Market Value^ (000)

Juniper Networks, Inc.	26,153	$563
*NCR Corp.	9,920	387
Avaya Inc.	22,073	309
Scientific-Atlanta, Inc.	8,054	249
Harris Corp.	3,552	237
*Tellabs, Inc.	22,358	159
*SpectraSite, Inc.	2,467	152
JDS Uniphase Corp.	72,467	138
ADC Telecommunications, Inc.	42,916	99
*Avocent Corp.	2,631	90
*TIBCO Software Inc.	9,098	89
*Brocade Communications
Systems, Inc.	13,500	84
3Com Corp.	20,859	75
UTStarcom, Inc.	5,223	67
*Foundry Networks, Inc.	6,344	66
*CIENA Corp.	29,763	59
ADTRAN Inc.	2,194	41
Computer Services Software & Systems (5.6
Microsoft Corp.	512,328	12,900
Symantec Corp.	37,642	829
Adobe Systems, Inc.	12,672	782
Veritas Software Corp.	22,976	556
*Intuit, Inc.	9,347	400
Autodesk, Inc.	11,932	355
*Cognizant Technology
Solutions Corp.	7,051	333
*Affiliated Computer Services, Inc.
Class A	6,435	333
*Amdocs Ltd.	9,976	293
*Mercury Interactive Corp.	4,906	225
*Check Point Software
Technologies Ltd.	9,619	213
Siebel Systems, Inc.	23,864	204
*QLogic Corp.	5,035	203
*Citrix Systems, Inc.	8,995	202
*Cadence Design Systems, Inc.	14,380	198
BMC Software, Inc.	11,681	175
BEA Systems, Inc.	20,284	168
Ceridian Corp.	7,777	142
*Macromedia, Inc.	3,702	125
*Compuware Corp.	18,239	123
*Red Hat, Inc.	9,171	105
*Hyperion Solutions Corp.	2,039	103
Novell, Inc.	19,476	102
Acxiom Corp.	4,517	102
Sybase, Inc.	5,110	96
Reynolds & Reynolds Class A	3,403	94
*Parametric Technology Corp.	13,870	80
National Instruments Corp.	2,750	79
*Akamai Technologies, Inc.	6,063	67
Mentor Graphics Corp.	3,843	53
*Electronics for Imaging, Inc.	2,863	47
Computer Technology (6.6%)
International Business
Machines Corp.	91,120	8,436
Dell Inc.	117,791	4,722
Hewlett-Packard Co.	144,951	3,015
Apple Computer, Inc.	40,290	1,807
EMC Corp.	128,184	1,623
Sun Microsystems, Inc.	176,295	744
Electronic Data Systems Corp.	26,944	574
*Network Appliance, Inc.	18,898	567
*NVIDIA Corp.	8,294	240
*SanDisk Corp.	8,515	229
Seagate Technology	11,050	199
*Zebra Technologies Corp. Class A	3,837	191
*Storage Technology Corp.	5,878	187
Synopsys, Inc.	8,145	147
*Unisys Corp.	17,481	134
*Western Digital Corp.	10,915	123
*Ingram Micro, Inc. Class A	6,575	118
Emulex Corp.	4,270	72
*Maxtor Corp.	12,745	71
Imation Corp.	1,925	66
Electronics (0.3%)
*Flextronics International Ltd.	29,728	397
*Amphenol Corp.	4,654	186
*Sanmina-SCI Corp.	27,231	151
*Avid Technology, Inc.	1,744	117
*FLIR Systems, Inc.	3,564	111
*Semtech Corp.	3,875	76
Electronics--Semiconductors/Components (4)
Intel Corp.	339,900	8,151
Texas Instruments, Inc.	91,707	2,427
Analog Devices, Inc.	19,829	728
Linear Technology Corp.	16,405	641
Xilinx, Inc.	18,375	555
Broadcom Corp.	13,892	448
Altera Corp.	19,755	410
*Micron Technology, Inc.	32,524	374
*Marvell Technology Group Ltd.	10,054	368
Advanced Micro Devices, Inc.	18,761	327
Microchip Technology, Inc.	10,900	299
*Jabil Circuit, Inc.	8,734	225
*Arrow Electronics, Inc.	6,007	162
LSI Logic Corp.	20,395	130
Intersil Corp.	7,389	125

16

Calvert Social Index Fund	Shares	Market Value^ (000)

*Avnet, Inc.	6,333	$123
Fairchild Semiconductor
International, Inc.	6,354	105
PMC Sierra Inc.	9,273	92
*Integrated Circuit Systems, Inc.	3,800	77
Silicon Laboratories Inc.	2,104	74
Atmel Corp.	23,292	73
*Integrated Device Technology Inc.	5,500	69
*Skyworks Solutions, Inc.	7,962	58
Applied Micro Circuits Corp.	15,846	55
Agere Systems Inc. Class B	33,058	54
*RF Micro Devices, Inc.	9,672	53
Conexant Systems, Inc.	23,529	42
Vitesse Semiconductor Corp.	11,488	35
*Agere Systems Inc. Class A	13,764	23
Electronics--Technology (0.1%)
*Solectron Corp.	50,955	252
*Trimble Navigation Ltd.	2,721	98
Scientific Equipment & Supplies (0.1%)
Applera Corp.-Applied
Biosystems Group	10,745	221
*Varian, Inc.	1,800	77

		73,159

Utilities (4.6%)
SBC Communications Inc.	175,384	4,218
BellSouth Corp.	96,993	2,502
*Nextel Communications, Inc.	57,066	1,679
*Comcast Corp. Special Class A	36,063	1,149
*Comcast Corp. Class A	30,464	992
ALLTEL Corp.	16,294	932
Kinder Morgan, Inc.	5,160	414
KeySpan Corp.	8,458	335
NiSource, Inc.	14,023	317
Cablevision Systems NY Group
Class A	9,874	307
NTL Inc.	3,688	239
Questar Corp.	4,475	237
Telephone & Data Systems, Inc.	2,674	234
CenturyTel, Inc.	6,688	225
Citizens Communications Co.	15,288	204
*NII Holdings Inc.	3,153	180
*UnitedGlobalCom Inc. Class A	19,349	180
*Western Wireless Corp. Class A	4,072	160
MDU Resources Group, Inc.	5,729	155
ONEOK, Inc.	5,151	151
AGL Resources Inc.	3,700	128
Aqua America, Inc.	5,034	124
OGE Energy Corp.	4,723	123
Puget Energy, Inc.	5,313	122
Hawaiian Electric Industries Inc.	4,292	114
Energen Corp.	1,733	112
Atmos Energy Corp.	3,982	110
Piedmont Natural Gas, Inc.	3,800	89
NICOR Inc.	2,363	88
Peoples Energy Corp.	2,000	86
WGL Holdings Inc.	2,600	80
Duquesne Light Holdings, Inc.	4,110	77
*Cincinnati Bell Inc.	12,677	56

		16,119

Other (1.0%)
3M Co.	38,058	3,195
Carlisle Co., Inc.	1,633	114
Teleflex Inc.	1,922	97
Lancaster Colony Corp.	1,500	64

		3,470

TOTAL COMMON STOCKS
(Cost $332,617)		349,627

TEMPORARY CASH INVESTMENTS (0.6%)

Vanguard Market
Liquidity Fund,
2.540%**	1,553,581	1,554
Vanguard Market
Liquidity Fund,
2.540%**--Note E	445,900	446

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $2,000)		2,000

TOTAL INVESTMENTS (100.4%)
(Cost $334,617)		351,627

OTHER ASSETS AND LIABILITIES (-0.4%)

Other Assets--Note B		1,928
Liabilities--Note E		(3,360)
		(1,432)

NET ASSETS (100%)		$350,195

 ^See Note A in Notes to Financial Statements.
  *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Invesment Trust.

17

Calvert Social Index Fund	Amount (000)

AT FEBRUARY 28, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$350,523
Undistributed Net Investment Income	132
Accumulated Net Realized Losses	(17,470)
Unrealized Appreciation	17,010

NET ASSETS	$350,195

Investor Shares--Net Assets
Applicable to 43,321,785 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$336,787

NET ASSET VALUE PER SHARE--
INVESTOR SHARES	$7.77

Institutional Shares--Net Assets
Applicable to 1,722,997 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$13,408

NET ASSET VALUE PER SHARE--
INSTITUTIONAL SHARES	$7.78

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

18

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Calvert Social Index Fund Six Months Ended February 28, 2005 (000)

INVESTMENT INCOME
Income
Dividends	$3,845
Interest	6
Security Lending	8

Total Income	3,859

Expenses
The Vanguard Group--Note B
Investment Advisory Services	50
Management and Administrative
Investor Shares	267
Institutional Shares	3
Marketing and Distribution
Investor Shares	27
Institutional Shares	1
Custodian Fees	28
Shareholders' Reports
Investor Shares	10
Institutional Shares	--

Total Expenses	386

NET INVESTMENT INCOME	3,473

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	(4,616)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	21,013

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,870

19

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Calvert Social Index Fund
	Six Months Ended Feb. 28, 2005 (000)	Year Ended Aug. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$3,473	$2,779
Realized Net Gain (Loss)	(4,616)	(930)
Change in Unrealized Appreciation (Depreciation)	21,013	11,550

Net Increase (Decrease) in Net Assets Resulting from Operations	19,870	13,399

Distributions
Net Investment Income
Investor Shares	(4,823)	(1,815)
Institutional Shares	(221)	(130)
Realized Capital Gain
Investor Shares	--	--
Institutional Shares	--	--

Total Distributions	(5,044)	(1,945)

Capital Share Transactions--Note F
Investor Shares	48,864	113,046
Institutional Shares	(386)	465
Net Increase (Decrease) from Capital Share Transactions	48,478	113,511

Total Increase (Decrease)	63,304	124,965

Net Assets
Beginning of Period	286,891	161,926

End of Period	$350,195	$286,891

20

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading

Calvert Social Index Fund Investor Shares

	Six Months Ended Feb. 28,	Year Ended August 31,				May 8* to Aug. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$7.40	$6.87	$6.02	$7.57	$11.14	$10.00

Investment Operations
Net Investment Income	.08**	.08	.07	.05	.04	.02
Net Realized and Unrealized Gain (Loss) on Investments	.41	.52	.84	(1.55)	(3.57)	1.12

Total from Investment Operations	.49	.60	.91	(1.50)	(3.53)	1.14

Distributions
Dividends from Net Investment Income	(.12)	(.07)	(.06)	(.05)	(.03)	--
Distributions from Realized Capital Gains	--	--	--	--	(.01)	--

Total Distributions	(.12)	(.07)	(.06)	(.05)	(.04)	--

Net Asset Value, End of Period	$7.77	$7.40	$6.87	$6.02	$7.57	$11.14

Total Return†	6.60%	8.75%	15.28%	-19.96%	-31.75%	11.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$337	$274	$150	$94	$80	$40
Ratio of Total Expenses to Average Net Assets	0.25%††	0.25%	0.25%	0.25%	0.25%	0.25%††
Ratio of Net Investment Income
to Average Net Assets	1.69%**††	1.17%	1.18%	0.82%	0.70%	0.98%††
Portfolio Turnover Rate	12%††	8%	14%	18%	10%	3%

  *Subscription period for the fund was May 8, 2000, to May 31, 2000, during which time all assets were held in money market instruments. Performance measurement begins May 31, 2000.
**Net investment income per share and the ratio of net investment income to average net assets include $0.04 and 0.46%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
   † Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
†† Annualized.

21

FINANCIAL HIGHLIGHTS (CONTINUED)

Calvert Social Index Fund Institutional Shares

	Six Months Ended Feb. 28, 2005	Year Ended Aug. 31, 2004	Jan. 14* to Aug. 31, 2003
For a Share Outstanding Throughout Each Period

Net Asset Value, Beginning of Period	$7.41	$6.88	$6.22

Investment Operations
Net Investment Income	.084**	.084	.05
Net Realized and Unrealized Gain (Loss) on Investments	.414	.522	.61

Total from Investment Operations	.498	.606	.66

Distributions
Dividends from Net Investment Income	(.128)	(.076)	--
Distributions from Realized Capital Gains	--	--	--

Total Distributions	(.128)	(.076)	--

Net Asset Value, End of Period	$7.78	$7.41	$6.88

Total Return	6.69%	8.83%	10.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13	$13	$12
Ratio of Total Expenses to Average Net Assets	0.12%+	0.12%	0.12%+
Ratio of Net Investment Income to Average Net Assets	1.83%**†	1.30%	1.32%†
Portfolio Turnover Rate	12%†	8%	14%

  *Inception.
**Net investment income per share and the ratio of net investment income to average net assets include $0.04 and 0.46%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
† Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

22

NOTES TO FINANCIAL STATEMENTS

Vanguard Calvert Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees.Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2005, the fund had contributed capital of $46,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2004, the fund had available realized losses of $12,834,000 to offset future net capital gains of $57,000 through August 31, 2009, $3,511,000 through August 31, 2010, $5,505,000 through August 31, 2011, $3,200,000 through August 31, 2012, and $561,000 through August 31, 2013. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2005, net unrealized appreciation of investment securities for tax purposes was $17,010,000, consisting of unrealized gains of $45,572,000 on securities that had risen in value since their purchase and $28,562,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended February 28, 2005, the fund purchased $65,802,000 of investment securities and sold $19,516,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at February 28, 2005, was $377,000, for which the fund received cash collateral of $446,000.

F. Capital share transactions for each class of shares were:

	Six Months Ended February 28, 2005		Year Ended August 31, 2004
	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Investor Shares
Issued	$73,946	9,573	$139,192	18,638
Issued in Lieu of Cash Distributions	4,403	558	1,660	228
Redeemed	(29,485)	(3,800)	(27,806)	(3,727)

Net Increase (Decrease)--Investor Shares	48,864	6,331	113,046	15,139

Institutional Shares
Issued	951	124	2,929	390
Issued in Lieu of Cash Distributions	221	28	130	18
Redeemed	(1,558)	(202)	(2,594)	(348)

Net Increase (Decrease)--Institutional Shares	(386)	(50)	465	60

24

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you’re like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you—and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Education and Research Funds & Stocks sections to:
• Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.
• Find out how much to save for retirement and your children’s college education—by using our planning tools.
• Learn how to achieve your goals—by reading our PlainTalk® investment guides.
• Find your next fund—by using the Compare Funds, Compare Fund Costs, and Narrow Your Fund Choices tools.
• Look up fund price, performance history, and distribution information—in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

•See what you own (at Vanguard and elsewhere) and how your investments are doing.
•Elect to receive online statements, fund reports (like this one), prospect uses, and tax forms.
• Analyze your portfolio’s holdings and performance.
• Open new accounts, buy and sell shares, and exchange money between funds—securely and easily.
• Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

25

INVEST WITH VANGUARD FOR YOUR RETIREMENT

Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions.

With either type of Vanguard IRA®, your investment options include:

•Vanguard mutual funds
Select from our comprehensive lineup of more than 70 low-cost mutual funds suitable for retirement investing—all with no sales commissions—to help you reach your retirement goals. We offer a broad selection of stock, bond, balanced, and money market funds.

• Vanguard Target Retirement Funds
Choose a single, all-in-one portfolio that is professionally managed and well diversified. It automatically shifts from a more aggressive to a more conservative asset allocation as your target retirement date approaches, so you can leave the time-consuming details of portfolio management to Vanguard.

• Other investment options
Consolidate and build your portfolio in a single account that provides access to the universe of stocks, bonds, options, certificates of deposit (CDs), exchange-traded funds (ETFs), and non-Vanguard mutual funds through Vanguard Brokerage Services®.

ROLLOVER OPTIONS

When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 800-205-6189.

For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-992-8327 for non-Vanguard funds offered through Vanguard Brokerage Services, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

MAXIMIZE YOUR RETIREMENT INVESTMENTS

Are you taking full advantage of your IRA? You should be. With increased contribution limits, these tax-advantaged accounts are powerful options for retirement savers. To take full advantage of your retirement account, consider these simple, but important, steps:

• Contribute the maximum amount each year.
If you invest as much in your IRA as the law allows—$3,000 for 2004 and $4,000 for 2005 if you are under the age of 50, and $3,500 and $4,500, respectively, if you are aged 50 or older—you will increase your chances of meeting your retirement goals. Provided you meet the eligibility requirements, max out your contribution every year you can.

• Make automatic contributions.
You can make regular contributions to your IRA by taking advantage of Vanguard’s Automatic Investment Plan, which deducts your contributions from your bank account on a schedule you select—making retirement investing a healthy habit.

• Keep your savings on course.
Unless you’ve invested in a Vanguard Target Retirement Fund, you should rebalance your account periodically to ensure that your target asset allocations are aligned to meet your retirement objectives.

• Protect those you care about.
You determine who will receive your retirement assets after your death, so it’s important to keep your beneficiary designations up to date. They will generally override any other instructions—even those in your will.

• Adopt a long-term approach.
A successful investment strategy requires a long-term perspective and staying on course—even when the financial markets are declining. Market-timing and performance-chasing are losing strategies that can cause you to stray from the path to your retirement goals.

If you have any questions about IRAs or would like to talk to a Vanguard retirement specialist, call 800-205-6189.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
BKF Capital (investment
management), The Jeffrey Co. (holding company), and CareGain, Inc.
(health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard Brokerage Services, Vanguard.com, Vanguard IRA, PlainTalk , and the ship logo are trademarks of The Vanguard Group, Inc. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q2132 042005

Vanguard® U.S. Sector Index Funds

February 28, 2005

CONTENTS

1	CHAIRMAN'S LETTER

7	FUND PROFILES

12	GLOSSARY OF INVESTMENT TERMS

13	PERFORMANCE SUMMARIES

17	ABOUT YOUR FUNDS' EXPENSES

18	FINANCIAL STATEMENTS

62	ADVANTAGES OF VANGUARD.COM

SUMMARY

•	During the past six months, Vanguard broadened its lineup of U.S. Sector Index Funds.

•	The energy sector produced the best six-month return, and the health care sector the worst, which was reflected in the returns of our funds.

•	The broad U.S. stock market returned more than 11%, a strong six-month advance.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that-informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Want less clutter in your mailbox? Just register with Vanguard.com® and opt to get fund reports online.

CHAIRMAN'S LETTER

Dear Shareholder,

A year ago, we prepared Vanguard’s first report on the nascent Vanguard U.S. Sector Index Funds. At the time, we offered seven funds, each featuring both Admiral Shares and exchange-traded VIPER Shares. Our lineup has expanded, and this year I am pleased to present our second semiannual report, this one covering ten sector funds.

The additions increase the options for investors seeking a low-cost tool to help meet complex investment and risk-control strategies, such as increasing exposure to an underrepresented sector in a portfolio that has become unbalanced for any number of reasons.

The table below shows the total returns for seven funds’ Admiral Shares. It also shows the returns of the broad U.S. stock market, as measured by the Morgan Stanley Capital International US Investable Market 2500 (MSCI US IMI/2500) Index, and the respective target indexes, which are subsets of the broad index. The table on the next page does the same for our funds’ exchange-traded VIPER Shares.

Total Returns: Admiral Shares*
Six Months Ended February 28, 2005

Vanguard Consumer Staples Index Fund	8.1%
MSCI US IMI/Consumer Staples	7.7

Vanguard Energy Index Fund	22.4%**
MSCI US IMI/Energy	22.8**
MSCI US IMI/2500	8.0**

Vanguard Financials Index Fund	5.1%
MSCI US IMI/Financials	5.2

Vanguard Health Care Index Fund	4.6%
MSCI US IMI/Health Care	4.8

Vanguard Information Technology Index Fund	11.4%
MSCI US IMI/Information Technology	11.5

Vanguard Materials Index Fund	20.4%
MSCI US IMI/Materials	20.5

Vanguard Utilities Index Fund	16.9%
MSCI US IMI/Utilities	17.1

MSCI US IMI/2500	11.3%

*Returns do not reflect the 2% fee on sales of shares held for less than one year. Three of the U.S. Sector Index Funds had not issued Admiral Shares as of February 28, 2005.
**Return since inception on October 7, 2004.

STOCKS SURGED AFTER THE NOVEMBER ELECTION

During the past six months, stock investors tried to digest and act on conflicting information: generally positive economic indicators but relatively weak job growth; surging commodity prices but modest inflation for most other goods and services; and a falling U.S. dollar that was either a boon or a bane to the economy, depending on the pundit. Nevertheless, in the aggregate, stock prices rose, particularly after it was clear that November’s presidential election was not going to reprise the protracted 2000 contest. The Dow Jones Wilshire 5000 Composite Index, a proxy for the broad U.S. equity market, posted a solid six-month return of 11.6%.

As they have for the past five years, mid- and small-capitalization stocks outpaced large-caps. Among the latter, value stocks—those whose prices are low relative to company earnings, book value, or other measures—generally outperformed their growth counterparts. Returns were positive across industry sectors, with energy-related stocks notching the highest results, boosted in part by crude oil prices that stayed above $40 a barrel through most of the period, at one point reaching a record peak of nearly $56.

In overseas markets, stock returns were generally superior to those seen in the United States. And the returns abroad were further augmented for U.S.-based investors by the weakness of the U.S. dollar, which reached multiyear lows relative to other major currencies near the end of calendar 2004.

BOND YIELDS ROSE

The Federal Reserve Board continued its gradual shift in monetary policy, moving away from its “accommodative” stance of keeping interest rates very low. During the fiscal half-year, the Fed raised its target for the

Admiral™ Shares

A low-cost class of shares available to shareholders who make significant investments in the fund.

VIPER® Shares

Traded on the American Stock Exchange, VIPERs® are available only through brokers. The table on this page shows VIPER returns based on both the AMEX market price and the net asset value for a share.

federal funds rate in four quarter-point increments, from 1.50% to 2.50%. Short- and intermediate-term bonds felt the ripples. The yield of the 3-month U.S. Treasury bill, a proxy for money market yields, rose 117 basis points (1.17 percentage points) to 2.75%. The yield of the 10-year Treasury note rose 26 basis points to 4.38%. However, yields of longer-term bonds, which are less sensitive to Fed moves, were lower at the end of the fiscal half-year than at the beginning.

With price declines partly offsetting interest income, the total return of the overall taxable investment-grade bond market (as measured by the Lehman Brothers Aggregate Bond Index) was a modest 1.3%. Below-investment-grade bonds, as measured by the Lehman High Yield Index, returned 7.5%, as investors’ appetite for yield kept the riskier securities’ prices aloft. Municipal bonds generally outpaced their taxable peers even before factoring in their tax advantages.

SIX-MONTH PERFORMANCE WAS STRONG ACROSS SECTORS

The broad market’s six-month gain translated into positive returns in all sectors and double-digit performances in many. The market returns ranged from 4.9% for our Health Care VIPERs to 29.5% for Energy VIPERs. As you may know, our VIPERs combine indexing with the trading flexibility and continual pricing of individual stocks. With one exception, the funds met

Market Barometer
		Total Returns Periods Ended February 28, 2005
		Six Months	One Year	Five Years*
Stocks	Russell 1000 Index (Large-caps)	10.8%	7.5%	-0.9%
	Russell 2000 Index (Small-caps)	16.4	9.5	3.2
	Dow Jones Wilshire 5000 Index	11.6	7.9	-1.2
	(Entire market)
Bonds	MSCI All Country World Index
	ex USA (International)	22.8	20.1	1.2

	Lehman Aggregate Bond Index	1.3%	2.4%	7.5%
	(Broad taxable market)
	Lehman Municipal Bond Index	2.4	3.0	7.2
	Citigroup 3-Month Treasury Bill Index	0.9	1.4	2.7

CPI	Consumer Price Index	1.2%	3.0%	2.5%

*Annualized

their mandate of providing returns in line with their sector-specific benchmarks. The exception, Telecommunication Services VIPERs, diverged from the benchmark due to Securities and Exchange Commission diversification regulations. The rules required the fund to reduce its holdings in the largest telecom stocks. The smaller stocks into which fund

Total Returns: VIPER Shares
Six Months Ended February 28, 2005
Vanguard Consumer Discretionary VIPERs
Market Price	13.6%
Net Asset Value	13.6
MSCI US IMI/Consumer Discretionary	13.8

Vanguard Consumer Staples VIPERs
Market Price	8.3%
Net Asset Value	8.2
MSCI US IMI/Consumer Staples	7.7

Vanguard Energy VIPERs
Market Price	29.5%*
Net Asset Value	29.3*
MSCI US IMI/Energy	30.3*
MSCI US IMI/2500	10.3*

Vanguard Financials VIPERs
Market Price	5.2%
Net Asset Value	5.0
MSCI US IMI/Financials	5.2

Vanguard Health Care VIPERs
Market Price	4.9%
Net Asset Value	4.6
MSCI US IMI/Health Care	4.8

Vanguard Industrials VIPERs
Market Price	12.0%*
Net Asset Value	11.4*
MSCI US IMI/Industrials	11.0*
MSCI US IMI/2500	10.3*

Vanguard Information Technology VIPERs
Market Price	11.4%
Net Asset Value	11.4
MSCI US IMI/Information Technology	11.5

Vanguard Materials VIPERs
Market Price	20.5%
Net Asset Value	20.4
MSCI US IMI/Materials	20.5

Vanguard Telecommunication Services VIPERs
Market Price	7.4%*
Net Asset Value	7.4*
MSCI US IMI/Telecommunication Services	2.9*
MSCI US IMI/2500	10.3*

Vanguard Utilities VIPERs
Market Price	17.0%
Net Asset Value	16.9
MSCI US IMI/Utilities	17.1

MSCI US IMI/2500	11.3%

*Return since VIPERs’ inception on September 23, 2004.

assets were redeployed outperformed during the six months. (The holdings of the Consumer Staples, Energy, and Industrials Index Funds were also adjusted to meet diversification requirements.)

As noted earlier, the energy sector benefited from persistently high oil prices. Other leading sectors included materials, whose prices were pumped up in part by high demand for commodities in China and India, and utilities, which was powered by demand from a strengthening economy. The three sectors also are rich in dividend income, which has been a benefit since the 2003 passage of legislation that granted dividends more favorable tax treatment.

Health care and financials stocks were laggards over the six months, partly because of regulatory issues affecting makers of prescription drugs and insurance companies and the threat of product-liability lawsuits.

THE ROLE OF SECTOR FUNDS IN A PORTFOLIO

The U.S. Sector Index Funds offer investors an opportunity to tweak their portfolios in ways that may be difficult using more diversified funds. Whether you seek a single fund to increase exposure to an underrep-resented sector or are looking for a more sophisticated approach to managing risk exposure, our Sector Index Funds offer a range of options.

Used appropriately, the funds can help you manage risk in your portfolio; used as speculative tools, these funds can significantly increase risk, simply because the timing, direction, and size of any sector move is unknowable. The Vanguard U.S. Sector Index Funds are best used as part of a long-term strategy to diversify across and within asset classes as appropriate for your circumstances.

Thank you for entrusting your assets to us.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

MARCH 15, 2005

Your Fund's Performance at a Glance			August 31, 2004-February 28, 2005

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Consumer Discretionary Index Fund
VIPER Shares	$46.99	$53.03	$0.350	$0.000

Consumer Staples Index Fund
Admiral Shares	$25.82	$27.35	$0.440	$0.119
VIPER Shares	52.28	55.43	0.853	0.241

Energy Index Fund
Admiral Shares	$25.98*	$31.66	$0.111	$0.000
VIPER Shares	49.24*	63.43	0.216	0.000

Financials Index Fund
Admiral Shares	$25.35	$26.07	$0.581	$0.000
VIPER Shares	50.57	52.01	1.148	0.000

Health Care Index Fund
Admiral Shares	$23.97	$24.99	$0.086	$0.000
VIPER Shares	47.90	49.98	0.133	0.000

Industrials Index Fund
VIPER Shares	$48.79*	$54.03	$0.320	$0.000

Information Technology Index Fund
Admiral Shares	$20.72	$22.78	$0.323	$0.000
VIPER Shares	40.46	44.51	0.609	0.000

Materials Index Fund
Admiral Shares	$26.53	$31.42	$0.500	$0.000
VIPER Shares	52.13	61.75	0.975	0.000

Telecommunication Services Index Fund
VIPER Shares	$49.50*	$52.75	$0.410	$0.000

Utilities Index Fund
Admiral Shares	$26.70	$30.40	$0.785	$0.000
VIPER Shares	53.14	60.53	1.546	0.000

*At inception. Inception dates are: for the Energy Index Fund Admiral Shares, October 7, 2004; for the Energy Index Fund VIPER Shares, the Industrials Index Fund VIPER Shares, and the Telecommunication Services Index Fund VIPER Shares, September 23, 2004.

NOTICE TO SHAREHOLDERS

CHANGE TO DISTRIBUTION SCHEDULE IN TWO FUNDS

Vanguard Financials Index Fund and Vanguard Utilities Index Fund recently changed from an annual distribution cycle to a quarterly cycle (March, June, September, and December). The change will not affect the funds’ total returns.

Market prices for VIPER Shares, and for exchange-traded funds in general, can deviate from the net asset value (NAV) of the underlying securities.

Consumer Discretionary Index Fund VIPER Shares
Premium/Discount: January 26, 2004*-February 28, 2005

	Closing Price Above or Equal to Closing Net Asset Value		Closing Price Below Closing Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0-24.9	129	46.74%	132	47.84%
25-49.9	5	1.81	3	1.09
50-74.9	1	0.36	2	0.72
75-100.0	0	0.00	0	0.00
>100.0	2	0.72	2	0.72

Total	137	49.63%	139	50.37%

Consumer Staples Index Fund VIPER Shares
Premium/Discount: January 26, 2004*-February 28, 2005

	Closing Price Above or Equal to Closing Net Asset Value		Closing Price Below Closing Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0-24.9	139	50.37%	131	47.46%
25-49.9	4	1.45	2	0.72
50-74.9	0	0.00	0	0.00
75-100.0	0	0.00	0	0.00
>100.0	0	0.00	0	0.00

Total	143	51.82%	133	48.18%

Energy Index Fund VIPER Shares
Premium/Discount: September 23, 2004*-February 28, 2005

	Closing Price Above or Equal to Closing Net Asset Value		Closing Price Below Closing Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0-24.9	57	52.29%	52	47.71%
25-49.9	0	0.00	0	0.00
50-74.9	0	0.00	0	0.00
75-100.0	0	0.00	0	0.00
>100.0	0	0.00	0	0.00

Total	57	52.29%	52	47.71%

The following tables indicate the extent to which the funds’ VIPER Shares have traded at a premium or a discount to NAV since inception.

Financials Index Fund VIPER Shares
Premium/Discount: January 26, 2004*-February 28, 2005

	Closing Price Above or Equal to Closing Net Asset Value		Closing Price Below Closing Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0-24.9	143	51.82%	121	43.84%
25-49.9	3	1.09	0	0.00
50-74.9	1	0.36	1	0.36
75-100.0	2	0.72	1	0.36
>100.0	1	0.36	3	1.09

Total	150	54.35%	126	45.65%

Health Care Index Fund VIPER Shares
Premium/Discount: January 26, 2004*-February 28, 2005

	Closing Price Above or Equal to Closing Net Asset Value		Closing Price Below Closing Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0-24.9	166	60.14%	106	38.41%
25-49.9	3	1.09	1	0.36
50-74.9	0	0.00	0	0.00
75-100.0	0	0.00	0	0.00
>100.0	0	0.00	0	0.00

Total	169	61.23%	107	38.77%

Industrials Index Fund VIPER Shares
Premium/Discount: September 23, 2004*-February 28, 2005

	Closing Price Above or Equal to Closing Net Asset Value		Closing Price Below Closing Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0-24.9	57	52.30%	45	41.29%
25-49.9	0	0.00	2	1.83
50-74.9	0	0.00	0	0.00
75-100.0	2	1.83	1	0.92
>100.0	0	0.00	2	1.83
Total	59	54.13%	50	45.87%

  *Inception.
**One basis point equals 1/100th of 1%.

Information Technology Index Fund VIPER Shares
Premium/Discount: January 26, 2004*-February 28, 2005

	Closing Price Above or Equal to Closing Net Asset Value		Closing Price Below Closing Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0-24.9	146	52.91%	105	38.04%
25-49.9	6	2.17	4	1.45
50-74.9	1	0.36	1	0.36
75-100.0	0	0.00	1	0.36
>100.0	5	1.81	7	2.54

Total	158	57.25%	118	42.75%

Materials Index Fund VIPER Shares
Premium/Discount: January 26, 2004*-February 28, 2005

	Closing Price Above or Equal to Closing Net Asset Value		Closing Price Below Closing Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0-24.9	120	43.48%	147	53.27%
25-49.9	0	0.00	0	0.00
50-74.9	1	0.36	6	2.17
75-100.0	0	0.00	1	0.36
>100.0	1	0.36	0	0.00

Total	122	44.20%	154	55.80%

Telecommunications Services Index Fund VIPER Shares
Premium/Discount: January 26, 2004*-February 28, 2005

	Closing Price Above or Equal to Closing Net Asset Value		Closing Price Below Closing Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0-24.9	42	38.54%	54	49.54%
25-49.9	1	0.92	1	0.92
50-74.9	0	0.00	1	0.92
75-100.0	2	1.83	0	0.00
>100.0	2	1.83	6	5.50

Total	47	43.12%	62	56.88%

Utilities Index Fund VIPER Shares
Premium/Discount: January 26, 2004*-February 28, 2005

	Closing Price Above or Equal to Closing Net Asset Value		Closing Price Below Closing Net Asset Value
Basis Point Differential**	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
0-24.9	130	47.10%	137	49.65%
25-49.9	4	1.45	2	0.72
50-74.9	0	0.00	1	0.36
75-100.0	0	0.00	1	0.36
>100.0	0	0.00	1	0.36

Total	134	48.55%	142	51.45%

  *Inception.
**1 basis point equals 1/100th of 1%.

FUND PROFILES
As of 2/28/2005	These Profiles provide snapshots of each fund's characteristics, compared where indicated with the fund's target index and a broad market index. Key terms are defined on page 12.

CONSUMER DISCRETIONARY INDEX FUND
Portfolio Characteristics
		Target	Broad
	Fund	Index*	Index**

Number of Stocks	433	433	2,494
Median Market Cap	$15.6B	$15.6B	$29.5B
Price/Earnings Ratio	26.7x	26.6x	25.6x
Price/Book Ratio	3.7x	3.7x	4.7x
Yield—VIPER Shares	0.6%	0.8%	1.7%
Return on Equity	13.2%	13.3%	17.9%
Earnings Growth Rate	14.7%	14.7%	12.3%
Foreign Holdings	0.1%	0.1%	0.2%
Turnover Rate	17%†	—	—
Expense Ratio—VIPER Shares	0.28%†	—	—
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Advertising Agencies	2%
Auto Parts—Aftermarket	1
Auto Parts—Original Equipment	1
Automobiles	2
Cable Television Services	2
Casinos & Gambling	3
Communications & Media	5
Consumer Products	1
Entertainment	8
Home Building	4
Hotel/Motel	2
Household Equipment & Products	1
Household Furnishings	1
Leisure Time	2
Multi-Sector Companies	2
Photography	1
Publishing—Miscellaneous	2
Publishing—Newspapers	3
Radio & Television Broadcasters	5
Recreational Vehicles & Boats	2
Restaurants	7
Retail	29
Services—Commercial	4
Shoes	2
Textiles Apparel Manufacturing	2
Toys	1
Utilities—Cable Television & Radio	5

Ten Largest Holdings (% of total net assets)

Home Depot, Inc.	5.3%
Time Warner, Inc.	4.6
Comcast Corp.	4.1
The Walt Disney Co.	3.4
Viacom Inc.	3.1
Lowe's Cos., Inc.	2.6
Target Corp.	2.6
eBay Inc.	2.6
McDonald's Corp.	2.5
Liberty Media Corp.	1.5

Top Ten	32.3%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

*MSCI US IMI/Consumer Discretionary.
**MSCI US IMI/2500.
† Annualized. Turnover rate excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

CONSUMER STAPLES INDEX FUND
Portfolio Characteristics
		Target	Broad
	Fund	Index*	Index**

Number of Stocks	99	98	2,494
Median Market Cap	$43.7B	$90.4B	$29.5B
Price/Earnings Ratio	21.4x	20.9x	25.6x
Price/Book Ratio	14.8x	14.1x	4.7x
Yield		2.0%	1.7%
Admiral Shares	1.7%
VIPER Shares	1.7%
Return on Equity	30.1%	30.9%	17.9%
Earnings Growth Rate	10.6%	10.6%	12.3%
Foreign Holdings	0.6%	0.6%	0.2%
Turnover Rate	16%†	—	—
Expense Ratio		—	—
Admiral Shares	0.28%†
VIPER Shares	0.27%†
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Agriculture—Fish & Ranch	1%
Beverage—Brewers & Wineries	5
Beverage—Soft Drinks	15
Consumer Products	8
Cosmetics	3
Drug & Grocery Store Chains	11
Foods	16
Milling—Fruit & Grain Producers	1
Retail	13
Soap & Household Chemicals	14
Tobacco	13

Ten Largest Holdings (% of total net assets)

Altria Group, Inc.	10.7%
Wal-Mart Stores, Inc.	10.3
The Procter & Gamble Co.	10.1
The Coca-Cola Co.	7.0
PepsiCo, Inc.	6.8
Gillette Co.	4.2
Walgreen Co.	3.9
Anheuser-Busch Cos., Inc.	3.3
Kimberly-Clark Corp.	2.9
Colgate-Palmolive Co.	2.5

Top Ten	61.7%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

*MSCI US IMI/Consumer Staples.
**MSCI US IMI/2500.
† Annualized. Turnover rate excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

       Visit our website at Vanguard.com
for regularly updated fund information.

FUND PROFILES (CONTINUED)

ENERGY INDEX FUND
Portfolio Characteristics
		Target	Broad
	Fund	Index*	Index**

Number of Stocks	122	122	2,494
Median Market Cap	$27.9B	$77.0B	$29.5B
Price/Earnings Ratio	24.1x	23.1x	25.6x
Price/Book Ratio	3.3x	3.5x	4.7x
Yield		1.4%	1.7%
Admiral Shares	1.1%
VIPER Shares	1.1%
Return on Equity	21.2%	22.2%	17.9%
Earnings Growth Rate	11.1%	10.3%	12.3%
Foreign Holdings	0.6%	0.6%	0.2%
Turnover Rate	10%†	—	—
Expense Ratio		—	—
Admiral Shares	0.28%†
VIPER Shares	0.28%†
Short-Term Reserves	1%	—	—

Industry Diversification (% of portfolio)

Energy Miscellaneous	3%
Machinery—Oil Well Equipment & Service	17
Offshore Drilling	3
Oil—Crude Producers	19
Oils—Integrated Domestic	14
Oils—Integrated International	38
Shipping	1
Utilities—Gas Distribution	2
Utilities—Gas Pipelines	2
Short-Term Reserves	1%

Ten Largest Holdings (% of total net assets)

ExxonMobil Corp.	20.2%
ChevronTexaco Corp.	15.1
ConocoPhillips Co.	9.8
Schlumberger Ltd.	3.9
Occidental Petroleum Corp.	2.5
Devon Energy Corp.	1.9
Apache Corp.	1.8
Burlington Resources, Inc.	1.8
Halliburton Co.	1.8
Anadarko Petroleum Corp.	1.7

Top Ten	60.5%

"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

*MSCI US IMI/Energy.
**MSCI US IMI/2500.
† Annualized. Turnover rate excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

FINANCIALS INDEX FUND
Portfolio Characteristics
		Target	Broad
	Fund	Index*	Index**

Number of Stocks	533	533	2,494
Median Market Cap	$30.2B	$30.2B	$29.5B
Price/Earnings Ratio	18.5x	18.5x	25.6x
Price/Book Ratio	2.5x	2.5x	4.7x
Yield		2.7%	1.7%
Admiral Shares	2.4%
VIPER Shares	2.4%
Return on Equity	15.5%	15.5%	17.9%
Earnings Growth Rate	11.1%	11.1%	12.3%
Foreign Holdings	0.0%	0.0%	0.2%
Turnover Rate	7%†	—	—
Expense Ratio		—	—
Admiral Shares	0.28%†
VIPER Shares	0.27%†
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Banks-New York City	6%
Banks-Outside New York City	29
Diversified Financial Services	19
Finance Companies	1
Financial-Small Loan	1
Financial-Miscellaneous	7
Insurance-Life	2
Insurance-Multiline	12
Insurance-Property-Casualty	4
Investment Management Companies	1
Multi-Sector Companies	1
Real Estate Investment Trusts	9
Savings & Loan	4
Securities Brokers & Services	4

Ten Largest Holdings (% of total net assets)

Citigroup, Inc.	8.9%
Bank of America Corp.	6.8
American International Group, Inc.	5.3
JPMorgan Chase & Co.	4.7
Wells Fargo & Co.	3.6
Wachovia Corp.	3.1
American Express Co.	2.2
Fannie Mae	2.0
Morgan Stanley	2.0
U.S. Bancorp	2.0

Top Ten	40.6%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

*MSCI US IMI/Financials.
**MSCI US IMI/2500.
† Annualized. Turnover rate excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

HEALTH CARE INDEX FUND
Portfolio Characteristics
		Target	Broad
	Fund	Index*	Index**

Number of Stocks	293	293	2,494
Median Market Cap	$54.5B	$54.5B	$29.5B
Price/Earnings Ratio	33.9x	33.9x	25.6x
Price/Book Ratio	5.0x	5.0x	4.7x
Yield		1.3%	1.7%
Admiral Shares	1.0%
VIPER Shares	1.0%
Return on Equity	17.9%	17.9%	17.9%
Earnings Growth Rate	13.9%	13.9%	12.3%
Foreign Holdings	0.0%	0.0%	0.2%
Turnover Rate	23%†	—	—
Expense Ratio		—	—
Admiral Shares	0.28%†
VIPER Shares	0.27%†
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Biotech Research & Production	12%
Drugs & Pharmaceuticals	51
Electronics-Medical Systems	5
Health & Personal Care	5
Health Care Facilities	4
Health Care Management Services	8
Insurance-Multiline	1
Medical & Dental Instruments & Supplies	12
Medical Services	1
Retail	1

Ten Largest Holdings (% of total net assets)

Pfizer Inc.	11.7%
Johnson & Johnson	11.5
Amgen, Inc.	4.6
Merck & Co., Inc.	4.2
Abbott Laboratories	4.0
Medtronic, Inc.	3.7
UnitedHealth Group Inc.	3.5
Eli Lilly & Co.	3.4
Wyeth	3.2
Bristol-Myers Squibb Co.	2.9

Top Ten	52.7%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

*MSCI US IMI/Health Care.
**MSCI US IMI/2500.
† Annualized. Turnover rate excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

INDUSTRIALS INDEX FUND
Portfolio Characteristics
		Target	Broad
	Fund	Index*	Index**

Number of Stocks	315	315	2,494
Median Market Cap	$21.2B	$27.8B	$29.5B
Price/Earnings Ratio	23.5x	23.0x	25.6x
Price/Book Ratio	4.4x	4.4x	4.7x
Yield-VIPER Shares	1.3%	1.6%	1.7%
Return on Equity	17.6%	17.8%	17.9%
Earnings Growth Rate	12.7%	12.5%	12.3%
Foreign Holdings	0.0%	0.0%	0.2%
Turnover Rate	6%†	—	—
Expense Ratio-VIPER Shares	0.28%†	—	—
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Aerospace	11%
Air Transportation	4
Auto Trucks & Parts	1
Building Materials	2
Communications Technology	1
Diversified Manufaturing	1
Diversified Production	2
Education-Services	2
Electrical Equipment & Components	3
Electronics-Technology	3
Engineering & Contracting Services	1
Financial Information Services	1
Financial-Miscellaneous	1
Identification Control & Filter Devices	3
Machinery-Agriculture	1
Machinery-Construction & Handling	3
Machinery-Industrial/Special	4
Metal Fabricating	1
Multi-Sector Companies	33
Office Furniture & Business Equipment	1
Office Supplies	1
Publishing-Miscellaneous	1
Railroads	4
Retail	1
Services-Commercial	8
Transportation-Miscellaneous	4
Truckers	2

Ten Largest Holdings (% of total net assets)

General Electric Co.	19.6%
Tyco International Ltd.	4.5
3M Co.	4.2
United Technologies Corp.	3.4
United Parcel Service, Inc.	3.0
The Boeing Co.	2.6
Caterpillar, Inc.	2.2
Honeywell International Inc.	2.1
FedEx Corp.	1.9
Emerson Electric Co.	1.8

Top Ten	45.3%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

*MSCI US IMI/Industrials.
**MSCI US IMI/2500.
† Annualized. Turnover rate excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

FUND PROFILES (CONTINUED)

INFORMATION TECHNOLOGY INDEX FUND
Portfolio Characteristics
		Target	Broad
	Fund	Index*	Index**

Number of Stocks	446	446	2,494
Median Market Cap	$44.6B	$44.6B	$29.5B
Price/Earnings Ratio	33.4x	33.2x	25.6x
Price/Book Ratio	5.0x	5.0x	4.7x
Yield		0.5%	1.7%
Admiral Shares	0.3%
VIPER Shares	0.3%
Return on Equity	17.4%	17.4%	17.9%
Earnings Growth Rate	15.6%	15.5%	12.3%
Foreign Holdings	0.4%	0.4%	0.2%
Turnover Rate	6%†	—	—
Expense Ratio		—	—
Admiral Shares	0.28†
VIPER Shares	0.27†
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Communications Technology	16%
Computer Services Software & Systems	25
Computer Technology	23
Consumer Electronics	4
Electronics	1
Electronics-Semiconductors/Components	18
Electronics-Technology	1
Financial Data Processing Services	5
Indentification Control & Filter Devices	1
Office Furniture & Business Equipment	2
Production Technical Equipment	3
Services-Commercial	1

Ten Largest Holdings (% of total net assets)

Microsoft Corp.	12.2%
International Business Machines Corp.	7.6
Intel Corp.	7.5
Cisco Systems, Inc.	5.7
Dell Inc.	4.5
Hewlett-Packard Co.	3.0
QUALCOMM Inc.	2.9
Oracle Corp.	2.5
Texas Instruments, Inc.	2.3
Yahoo! Inc.	2.0

Top Ten	50.2%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

*MSCI US IMI/Information Technology.
**MSCI US IMI/2500.
† Annualized. Turnover rate excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

MATERIALS INDEX FUND
Portfolio Characteristics
		Target	Broad
	Fund	Index*	Index**

Number of Stocks	122	122	2,494
Median Market Cap	$12.4B	$12.4B	$29.5B
Price/Earnings Ratio	28.9x	28.9x	25.6x
Price/Book Ratio	3.3x	3.3x	4.7x
Yield		1.7%	1.7%
Admiral Shares	1.5%
VIPER Shares	1.5%
Return on Equity	16.6%	16.6%	17.9%
Earnings Growth Rate	9.2%	9.2%	12.3%
Foreign Holdings	0.0%	0.0%	0.2%
Turnover Rate	6%†	—	—
Expense Ratio		—	—
Admiral Shares	0.28%†
VIPER Shares	0.27%†
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Agriculture-Fish & Ranch	3%
Aluminum	6
Building-Cement	1
Building Materials	3
Chemicals	39
Coal	4
Consumer Products	1
Container & Package-Metal & Glass	2
Container & Package-Paper & Plastics	5
Copper	4
Diversified Manufacturing	2
Fertilizers	1
Forest Products	6
Gold	5
Metal Fabricating	1
Metals & Minerals Miscellaneous	1
Paints & Coating	4
Paper	6
Steel	6

Ten Largest Holdings (% of total net assets)

E.I. du Pont de Nemours & Co.	11.1%
Dow Chemical Co.	10.9
Alcoa Inc.	5.9
Newmont Mining Corp. (Holding Co.)	4.2
International Paper Co.	3.6
Weyerhaeuser Co.	3.4
Monsanto Co.	3.3
Praxair, Inc.	3.1
Air Products & Chemicals, Inc.	3.0
PPG Industries, Inc.	2.6

Top Ten	51.1%

“Ten Largest Holdings”excludes any temporary cash investments and equity index products.

*MSCI US IMI/Materials.
**MSCI US IMI/2500.
† Annualized. Turnover rate excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

TELECOMMUNICATION SERVICES INDEX FUND
Portfolio Characteristics
		Target	Broad
	Fund	Index*	Index**

Number of Stocks	41	41	2,494
Median Market Cap	$17.3B	$47.2B	$29.5B
Price/Earnings Ratio	27.7x	19.6x	25.6x
Price/Book Ratio	6.1x	3.7x	4.7x
Yield-VIPER Shares	2.3%	3.4%	1.7%
Return on Equity	10.2%	13.1%	17.9%
Earnings Growth Rate	8.2%	7.1%	12.3%
Foreign Holdings	0.0%	0.0%	0.2%
Turnover Rate	41%†	—	—
Expense Ratio-VIPER Shares	0.28%†	—	—
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Communications Technology	2%
Computer Services Software & Systems	1
Services-Commercial	1
Telecommunications Equipment	4
Utilities-Telecommunications	92

Ten Largest Holdings (% of total net assets )

Verizon Communications Inc.	20.0%
SBC Communications Inc.	14.8
BellSouth Corp.	6.2
ALLTEL Corp.	4.6
AT&T Corp.	4.5
Nextel Communications, Inc.	4.5
Sprint Corp.	4.5
Qwest Communications International Inc.	2.3
MCI Inc.	2.2
Telephone & Data Systems, Inc.	2.0

Top Ten	65.6%

“Ten Largest Holdings”excludes any temporary cash investments and equity index products.

*MSCI IMI/Telecommunication Services.
**MSCI US IMI/2500.
† Annualized. Turnover rate excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

UTILITIES INDEX FUND
Portfolio Characteristics
		Target	Broad
	Fund	Index*	Index**

Number of Stocks	91	91	2,494
Median Market Cap	$10.7B	$10.7B	$29.5B
Price/Earnings Ratio	28.5x	30.7x	25.6x
Price/Book Ratio	2.2x	2.2x	4.7x
Yield		3.5%	1.7%
Admiral Shares	3.4%
VIPER Shares	3.4%
Return on Equity	13.5%	13.5%	17.9%
Earnings Growth Rate	5.6%	5.7%	12.3%
Foreign Holdings	0.0%	0.0%	0.2%
Turnover Rate	10%†	—	—
Expense Ratio		—	—
Admiral Shares	0.28%†
VIPER Shares	0.27%†
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Energy Miscellaneous	2%
Utilities-Electrical	84
Utilities-Gas Distribution	11
Utilities-Gas Pipelines	1
Utilities-Miscellaneous	1
Utilities-Water	1

Ten Largest Holdings (% of total net assets)

Exelon Corp.	6.8%
Duke Energy Corp.	5.7
Dominion Resources, Inc.	5.5
Southern Co.	5.3
TXU Corp.	4.0
Entergy Corp.	3.5
PG&E Corp.	3.4
FPL Group, Inc.	3.1
FirstEnergy Corp.	3.1
American Electric Power Co., Inc.	3.0

Top Ten	43.4%

“Ten Largest Holdings”excludes any temporary cash investments and equity index products.

*MSCI IMI/Utilities.
**MSCI US IMI/2500.
† Annualized. Turnover rate excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

        Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

PERFORMANCE SUMMARIES
As of 2/28/2005	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For performance current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

CONSUMER DISCRETIONARY INDEX FUND

Fiscal-Period Total Returns (%) January 26, 2004–February 28, 2005

*Six months ended February 28, 2005.
Note: See Financial Highlights table on page 54 for dividend and capital gains information.

CONSUMER STAPLES INDEX FUND

Fiscal-Period Total Returns (%) January 26, 2004–February 28, 2005

*Six months ended February 28, 2005.
Note: See Financial Highlights tables on page 54 for dividend and capital gains information.

Total Returns Since Inception for period ended December 31, 2004

This table presents total returns through the latest calendar quarter-rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
	Inception Date	Since Inception

Consumer Discretionary Index Fund
VIPER Shares	1/26/2004
Market Price		10.81%
Net Asset Value		10.75

Consumer Staples Index Fund
VIPER Shares	1/26/2004
Market Price		9.26%
Net Asset Value		9.32
Admiral Shares	1/30/2004	9.81
Fee-Adjusted Return*		7.66

*Reflective of the 2% fee assessed on redemptions of shares held for less than one year.

PERFORMANCE SUMMARIES (CONTINUED)

ENERGY INDEX FUND

Fiscal-Period Total Returns (%) September 23, 2004*–February 28, 2005

*Inception.
Note: See Financial Highlights tables on page 55 for dividend and capital gains information.

FINANCIALS INDEX FUND

Fiscal-Period Total Returns (%) January 26, 2004–February 28, 2005

*Six months ended February 28, 2005.
Note: See Financial Highlights tables on page 55 for dividend and capital gains information.

HEALTH CARE INDEX FUND

Fiscal-Period Total Returns (%) January 26, 2004–February 28, 2005

*Six months ended February 28, 2005.
Note: See Financial Highlights tables on page 56 for dividend and capital gains information.

Total Returns Since Inception for period ended December 31, 2004

This table presents total returns through the latest calendar quarter-rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
	Inception Date	Since Inception

Energy Index Fund
VIPER Shares	9/23/2004
Market Price		6.89%
Net Asset Value		6.84
Admiral Shares	10/7/2004	1.08

Fee-Adjusted Return*		-0.94
Financials Index Fund
VIPER Shares	1/26/2004
Market Price		8.79%
Net Asset Value		8.69
Admiral Shares	2/4/2004	10.55
Fee-Adjusted Return*		8.38

Health Care Index Fund
VIPER Shares	1/26/2004
Market Price		-0.23%
Net Asset Value		-0.35
Admiral Shares	2/5/2004	-0.48
Fee-Adjusted Return*		-2.47

*Reflective of the 2% fee assessed on redemptions of shares held for less than one year.

INDUSTRIALS INDEX FUND

Fiscal-Period Total Returns (%) September 23, 2004*–February 28, 2005

*Inception.
Note: See Financial Highlights table on page 56 for dividend and capital gains information.

INFORMATION TECHNOLOGY INDEX FUND

Fiscal-Period Total Returns (%) January 26, 2004–February 28, 2005

*Six months ended February 28, 2005.
Note: See Financial Highlights tables on page 57 for dividend and capital gains information.

MATERIALS INDEX FUND

Fiscal-Period Total Returns (%) January 26, 2004–February 28, 2005

*Six months ended February 28, 2005.
Note: See Financial Highlights tables on page 57 for dividend and capital gains information.

Total Returns Since Inception for period ended December 31, 2004

This table presents total returns through the latest calendar quarter-rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
	Inception Date	Since Inception

Industrials Index Fund
VIPER Shares	9/23/2004
Market Price		13.31%
Net Asset Value		13.22

Information Technology Index Fund
VIPER Shares	1/26/2004
Market Price		-6.44%
Net Asset Value		-6.36
Admiral Shares	3/25/2004	4.30
Fee-Adjusted Return*		2.24

Materials Index Fund
VIPER Shares	1/26/2004
Market Price		20.91%
Net Asset Value		20.83
Admiral Shares	2/11/2004	16.41
Fee-Adjusted Return*		14.12

*Reflective of the 2% fee assessed on redemptions of shares held for less than one year.

PERFORMANCE SUMMARIES (CONTINUED)

TELECOMMUNICATION SERVICES INDEX FUND

Fiscal-Period Total Returns (%) September 23, 2004*–February 28, 2005

*Inception.
Note: See Financial Highlights table on page 58 for dividend and capital gains information.

UTILITIES INDEX FUND

Fiscal-Period Total Returns (%) September 23, 2004*–February 28, 2005

*Six months ended February 28, 2005.
Note: See Financial Highlights tables on page 58 for dividend and capital gains information.

Total Returns Since Inception for period ended December 31, 2004

This table presents total returns through the latest calendar quarter-rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		Since
	Inception Date	Inception

Telecommunication Services Index Fund
VIPER Shares	9/23/2004
Market Price		11.77%
Net Asset Value		11.80

Utilities Index Fund
VIPER Shares	1/26/2004
Market Price		20.94%
Net Asset Value		20.87
Admiral Shares	4/28/2004	20.43
Fee-Adjusted Return*		18.08

*Reflective of the 2% fee assessed on redemptions of shares held for less than one year.

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples on this page are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The adjacent table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include the 2% fee assessed on redemptions of Admiral Shares held for less than one year. If the fee were applied to your account, your costs would be higher. The funds do not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Six Months Ended February 28, 2005*

Index Fund	Beginning Account Value Aug. 31, 2004	Ending Account Value Feb. 28, 2005	Expenses Paid During Period**

Based on Actual Fund Return
Consumer Discretionary Index Fund
VIPER Shares	$1,000.00	$1,135.79	$1.48
Consumer Staples Index Fund
Admiral Shares	$1,000.00	$1,081.43	$1.45
VIPER Shares	1,000.00	1,081.59	1.39
Financials Index Fund
Admiral Shares	$1,000.00	$1,050.76	$1.42
VIPER Shares	1,000.00	1,050.47	1.37
Health Care Index Fund
Admiral Shares	$1,000.00	$1,046.19	$1.42
VIPER Shares	1,000.00	1,046.22	1.37
Information Technology Index Fund
Admiral Shares	$1,000.00	$1,114.28	$1.47
VIPER Shares	1,000.00	1,078.42	1.39
Materials Index Fund
Admiral Shares	$1,000.00	$1,204.11	$1.53
VIPER Shares	1,000.00	1,204.18	1.48
Utilities Index Fund
Admiral Shares	$1,000.00	$1,168.96	$1.51
VIPER Shares	1,000.00	1,169.07	1.45

Based on Hypothetical 5% Yearly Return
Consumer Discretionary Index Fund
VIPER Shares	$1,000.00	$1,023.41	$1.40
Consumer Staples Index Fund
Admiral Shares	$1,000.00	$1,023.41	$1.40
VIPER Shares	1,000.00	1,023.46	1.35
Financials Index Fund
Admiral Shares	$1,000.00	$1,023.41	$1.40
VIPER Shares	1,000.00	1,023.46	1.35
Health Care Index Fund
Admiral Shares	$1,000.00	$1,023.41	$1.40
VIPER Shares	1,000.00	1,023.46	1.35
Information Technology Index Fund
Admiral Shares	$1,000.00	$1,023.41	$1.40
VIPER Shares	1,000.00	1,023.46	1.35
Materials Index Fund
Admiral Shares	$1,000.00	$1,023.41	$1.40
VIPER Shares	1,000.00	1,023.46	1.35
Utilities Index Fund
Admiral Shares	$1,000.00	$1,023.41	$1.40
VIPER Shares	1,000.00	1,023.46	1.35

*The table does not include data for funds or share classes of funds with fewer than six months of history.
**The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: 0.28% for the Consumer Discretionary Index Fund VIPER Shares; 0.28% for the Consumer Staples Index Fund Admiral Shares and 0.27% for the VIPER Shares; 0.28% for the Financials Index Fund Admiral Shares and 0.27% for the VIPER Shares; 0.28% for the Health Care Index Fund Admiral Shares and 0.27% for the VIPER Shares; 0.28% for the Information Technology Index Fund Admiral Shares and 0.27% for the VIPER Shares; 0.28% for the Materials Index Fund Admiral Shares and 0.27% for the VIPER Shares; 0.28% for the Utilities Index Fund Admiral Shares and 0.27% for the VIPER Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

As of 2/28/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances.

Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values. Each fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Consumer Discretionary Index Fund	Shares	Market Value^ (000)

COMMON STOCKS (100.2%)

Advertising Agencies (2.1%)
Omnicom Group Inc.	1,798	164
* Interpublic Group of Cos., Inc.	3,993	52
* Lamar Advertising Co. Class A	835	33
* R.H. Donnelley Corp.	307	19
* Valassis Communications, Inc.	417	16
ADVO, Inc.	394	14
Harte-Hanks, Inc.	510	14
Catalina Marketing Corp.	366	10
Grey Global Group Inc.	5	6

		328

Auto Parts-Aftermarket (0.6%)
Genuine Parts Co.	1,621	70
TBC Corp.	285	9
Keystone Automotive Industries, Inc.	222	5
*TRW Automotive Holdings Corp.	205	4
*Aftermarket Technology Corp.	221	3
Superior Industries International, Inc.	113	3

		94

Auto Parts-Original Equipment (1.0%)
Delphi Corp.	4,864	33
Lear Corp.	568	30
BorgWarner, Inc.	442	23
Dana Corp.	1,371	20
ArvinMeritor, Inc.	693	12
American Axle & Manufacturing Holdings, Inc.	345	9
Visteon Corp.	1,198	8
*Tenneco Automotive, Inc.	438	7
Hayes Lemmerz International, Inc.	441	3
Stoneridge, Inc.	206	2
Strattec Security Corp.	32	2
Collins & Aikman Corp.	248	1

		150

Auto Trucks & Parts (0.2%)
Gentex Corp.	620	21
Modine Manufacturing Co.	360	12

		33

Automobiles (2.4%)
Ford Motor Co.	16,646	211
General Motors Corp.	4,926	176

		387

Building Materials (0.1%)
Building Materials Holding Corp.	209	10

Cable Television Services (2.5%)
Liberty Media Corp.	24,093	244
Liberty Media International Inc. Class A	1,520	66
EchoStar Communications Corp. Class A	1,951	58
*Insight Communications Co., Inc.	542	5
*Charter Communications, Inc.	2,680	5
*TiVo Inc.	596	2

		380

Casinos & Gambling (2.9%)
International Game Technology	3,225	98
Harrah's Entertainment, Inc.	991	65
*Caesars Entertainment, Inc.	2,602	52
Mandalay Resort Group	670	47
*MGM Mirage, Inc.	611	45
Station Casinos, Inc.	503	31
GTECH Holdings Corp.	1,097	26
*Argosy Gaming Co.	351	16
*Scientific Games Corp.	601	15
Boyd Gaming Corp.	315	15
*Aztar Corp.	438	13
*WMS Industries, Inc.	276	8
*Shuffle Master, Inc.	227	7
Churchill Downs, Inc.	159	7
*Pinnacle Entertainment, Inc.	424	7
Alliance Gaming Corp.	525	6
*MTR Gaming Group Inc.	338	4
*Multimedia Games Inc.	317	3
Ameristar Casinos, Inc.	39	2
*Isle of Capri Casinos, Inc.	52	1
Dover Downs Gaming & Entertainment, Inc.	90	1

		469

Chemicals (0.0%)
Exide Technologies	25	1

Commercial Information Services (0.1%)
Arbitron Inc.	203	8
*ProQuest Co.	155	6

	14

Communications & Media (5.4%)
*Time Warner, Inc.	42,044	724
News Corp., Inc., Class B	5,681	98
Telewest Global, Inc.	1,092	18
Gemstar-TV Guide International, Inc.	2,144	10
Entravision Communications Corp.	480	4

		854

	Shares	Market Value^ (000)

Computer Services Software & Systems (0.0%)
*Audible, Inc.	153	$ 2

Construction (0.0%)
Brookfield Homes Corp.	74	3

Consumer Electronics (0.5%)
Harman International Industries, Inc.	618	69
*NetFlix.com, Inc.	284	3
Alloy, Inc.	263	2

		74

Consumer Products (0.6%)
American Greetings Corp. Class A	705	17
Snap-On Inc.	488	16
*Jarden Corp.	342	15
*The Yankee Candle Co., Inc.	414	13
Tupperware Corp.	608	12
Blyth, Inc.	351	11
The Nautilus Group, Inc.	382	8
*RC2 Corp.	145	4
Oakley, Inc.	169	2
CSS Industries, Inc.	16	1
The Boyds Collection, Ltd.	218	1

		100

Cosmetics (0.1%)
*Helen of Troy Ltd.	338	10

Electrical-Household Appliances (0.4%)
Whirlpool Corp.	689	44
Maytag Corp.	856	13
National Presto Industries, Inc.	15	1

		58

Entertainment (7.5%)
The Walt Disney Co.	19,440	543
Viacom Inc. Class B	14,320	500
*Fox Entertainment Group, Inc. Class A	1,804	60
Pixar, Inc.	209	19
*Gaylord Entertainment Co.	432	18
DreamWorks Animation SKG, Inc.	435	16
International Speedway Corp.	178	9
Speedway Motorsports, Inc.	244	9
Regal Entertainment Group Class A	394	8
Metro-Goldwyn-Mayer Inc.	626	7
*Hollywood Entertainment Corp.	520	7
Movie Gallery, Inc.	193	4

		1,200

Financial Information Services (0.1%)
Dow Jones & Co., Inc.	382	14
*Interactive Data Corp.	364	7

		21

Home Building (3.7%)
D. R. Horton, Inc.	2,057	90
Pulte Homes, Inc.	982	77
Centex Corp.	1,130	72
Lennar Corp. Class A	1,147	70
*Toll Brothers, Inc.	539	47
KB HOME	346	43
*NVR, Inc.	53	42
Standard Pacific Corp.	374	30
Ryland Group, Inc.	397	28
*Hovnanian Enterprises Inc. Class A	416	23
MDC Holdings, Inc.	260	21
*Meritage Corp.	234	17
Beazer Homes USA, Inc.	76	13
M/I Homes, Inc.	199	11
Technical Olympic USA, Inc.	81	2
Levitt Corp. Class A	65	2
*William Lyon Homes, Inc.	14	1

		589

Hotel/Motel (2.2%)
Marriott International, Inc. Class A	1,857	119
Starwood Hotels & Resorts Worldwide, Inc.	1,987	114
Hilton Hotels Corp.	3,497	74
*Wynn Resorts Ltd.	409	29
Orient-Express Hotel Ltd.	298	8
The Marcus Corp.	266	6
Choice Hotel International, Inc.	98	6

		356

Household Equipment & Products (0.6%)
Black & Decker Corp.	774	64
The Stanley Works	701	32

		96

Household Furnishings (1.3%)
Newell Rubbermaid, Inc.	2,620	58
Leggett & Platt, Inc.	1,743	48
Mohawk Industries, Inc.	527	47
Furniture Brands International Inc.	429	10
Ethan Allen Interiors, Inc.	255	9
La-Z-Boy Inc.	566	8
Tempur-Pedic International Inc.	418	8
Select Comfort Corp.	320	7
Libbey, Inc.	214	5
Haverty Furniture Cos., Inc.	245	4
Bombay Co.	390	2
Kirkland's, Inc.	57	1

		207

Identification Control & Filter Devices (0.2%)
Garmin Ltd.	547	28

Jewelry, Watches & Gems (0.4%)
Tiffany & Co.	1,356	41
*Fossil, Inc.	546	14
Movado Group, Inc.	243	5

		60

Leisure Time (1.8%)
Carnival Corp.	3,921	213
*Penn National Gaming, Inc.	276	17
SCP Pool Corp.	427	15
Callaway Golf Co.	756	10
K2 Inc.	446	6
West Marine, Inc.	227	5
Vail Resorts Inc.	173	4
Six Flags, Inc.	875	4
Action Performance Cos., Inc.	255	4
*Steiner Leisure Ltd.	46	2
Sturm, Ruger & Co., Inc.	143	1
Life Time Fitness, Inc.	11	1

		282

Manufactured Housing (0.1%)
*Champion Enterprises, Inc.	736	8
Skyline Corp.	23	1
*Palm Harbor Homes, Inc.	33	1

		10

Miscellaneous Business & Consumer Discretionary (0.2%)
E.W. Scripps Co. Class A	704	33

Multi-Sector Companies (1.6%)
Johnson Controls, Inc.	1,840	109
Fortune Brands, Inc.	1,341	109
Brunswick Corp.	810	38

		256

Office Furniture & Business Equipment (0.0%)
Kimball International, Inc. Class B	306	4

Paints & Coating (0.3%)
Sherwin-Williams Co.	1,138	50

	Shares	Market Value^ (000)

Photography (0.6%)
Eastman Kodak Co.	2,742	93

Publishing--Miscellaneous (1.6%)
The McGraw-Hill Cos., Inc.	1,806	166
Dex Media, Inc.	808	18
Meredith Corp.	378	17
Reader's Digest Association, Inc.	922	16
John Wiley & Sons Class A	445	15
Scholastic Corp.	427	15
*PRIMEDIA Inc.	1,067	4
*Playboy Enterprises, Inc. Class B	292	4
Martha Stewart Living Omnimedia, Inc.	82	3
Courier Corp.	22	1
Advanced Marketing Services	71	1

		260

Publishing--Newspapers (3.3%)
Gannett Co., Inc.	2,504	197
Tribune Co.	2,199	90
Washington Post Co. Class B	54	48
New York Times Co. Class A	1,299	48
Knight Ridder	700	46
Belo Corp. Class A	1,004	24
Lee Enterprises, Inc.	445	20
The McClatchy Co. Class A	195	14
Media General, Inc. Class A	197	13
*Journal Register Co.	455	8
Hollinger International, Inc.	524	6
Pulitzer, Inc.	66	4
Journal Communications, Inc.	177	3

		521

Radio & Television Broadcasters (5.0%)
The News Corp., Inc.	14,430	240
Clear Channel Communications, Inc.	4,658	155
DirecTV Group, Inc.	7,657	115
Sirius Satellite Radio, Inc.	11,803	66
Univision Communications Inc.	2,162	57
XM Satellite Radio Holdings, Inc.	1,629	54
Entercom Communications Corp.	499	17
Westwood One, Inc.	694	15
*Radio One, Inc. Class D	654	9
Cumulus Media Inc.	609	9
*Emmis Communications, Inc.	409	8
Citadel Broadcasting Corp.	452	6
Gray Television, Inc.	363	5
Cox Radio, Inc.	292	5
Radio One, Inc.	292	4
*Salem Communications Corp.	169	4
Hearst-Argyle Television Inc.	154	4
Liberty Corp.	70	3
Spanish Broadcasting System, Inc.	301	3
Lin TV Corp.	163	3
Sinclair Broadcast Group, Inc.	362	3
Saga Communications, Inc.	162	3
World Wrestling Entertainment, Inc.	179	2
Young Broadcasting Inc.	247	2
Regent Communications, Inc.	321	2
Fisher Communications, Inc.	18	1
*Beasley Broadcast Group, Inc.	23	1

		796

Real Estate (0.1%)
WCI Communities, Inc.	357	12
Avatar Holding, Inc.	23	1

		13

Real Estate Investment Trusts (0.1%)
*La Quinta Corp. REIT	1,563	14

Recreational Vehicles & Boats (1.5%)
Harley-Davidson, Inc.	2,793	173
Polaris Industries, Inc.	334	23
Thor Industries, Inc.	446	16
Winnebago Industries, Inc.	346	12
Monaco Coach Corp.	352	6
Arctic Cat, Inc.	221	6
Fleetwood Enterprises, Inc.	430	4
Coachmen Industries, Inc.	235	4
Marine Products Corp.	9	1

		245

Rent & Lease Services--Consumer (0.1%)
*Rent-A-Center, Inc.	546	14
Aaron Rents, Inc. Class B	450	9

		23

Restaurants (6.8%)
McDonald's Corp.	12,024	398
Starbucks Corp.	3,751	194
Yum! Brands, Inc.	2,731	133
Darden Restaurants Inc.	1,475	40
Wendy's International, Inc.	968	37
*Brinker International, Inc.	880	33
Outback Steakhouse	534	24
Applebee's International, Inc.	754	22
Panera Bread Co.	377	20
*The Cheesecake Factory	580	20
Ruby Tuesday, Inc.	743	18
CBRL Group, Inc.	408	17
*Jack in the Box Inc.	454	16
*Sonic Corp.	483	16
P.F. Chang's China Bistro, Inc.	239	13
*CEC Entertainment Inc.	290	11
*Red Robin Gourmet Burgers	200	9
Lone Star Steakhouse & Saloon, Inc.	277	7
*Rare Hospitality International Inc.	233	7
*CKE Restaurants Inc.	417	6
Steak n Shake Co.	329	6
*California Pizza Kitchen, Inc.	262	6
O'Charley's Inc.	272	6
Bob Evans Farms, Inc.	245	6
Triarc Cos., Inc. Class B	364	5
IHOP Corp.	104	5
Ryan's Restaurant Group, Inc.	355	5
Landry's Restaurants, Inc.	145	4
Krispy Kreme Doughnuts, Inc.	555	3
*Papa John's International, Inc.	42	1
Triarc Cos., Inc. Class A	76	1

		1,089

Retail (28.7%)
Home Depot, Inc.	21,029	842
Lowe's Cos., Inc.	7,016	412
Target Corp.	8,093	411
Staples, Inc.	4,780	151
Best Buy Co., Inc.	2,625	142
Kohl's Corp.	2,942	141
The Gap, Inc.	6,103	130
J.C. Penney Co., Inc. (Holding Co.)	2,759	123
TJX Cos., Inc.	4,817	118
Bed Bath & Beyond, Inc.	2,823	106
Amazon.com, Inc.	2,873	101
Sears, Roebuck & Co.	1,904	95
May Department Stores Co.	2,610	90
Federated Department Stores, Inc.	1,561	88
Limited Brands, Inc.	3,100	74
Nordstrom, Inc.	1,114	60
AutoZone Inc.	616	60
*Office Depot, Inc.	2,982	57
Dollar General Corp.	2,664	57
Family Dollar Stores, Inc.	1,451	48

	Shares	Market Value^ (000)

Abercrombie & Fitch Co.	866	$ 47
Toys R Us, Inc.	2,013	46
PETsMART, Inc.	1,509	46
RadioShack Corp.	1,460	43
*Chico's FAS, Inc.	1,458	43
Foot Locker, Inc.	1,468	40
Ross Stores, Inc.	1,422	40
Michaels Stores, Inc.	1,223	39
*Kmart Holding Corp.	400	39
AutoNation, Inc.	1,848	36
*Advance Auto Parts, Inc.	704	35
Williams-Sonoma, Inc.	885	31
CarMax, Inc.	926	31
*O'Reilly Automotive, Inc.	566	29
Circuit City Stores, Inc.	1,812	28
*Dollar Tree Stores, Inc.	989	27
OfficeMax, Inc.	733	23
*Urban Outfitters, Inc.	556	23
American Eagle Outfitters, Inc.	424	23
*Barnes & Noble, Inc.	652	22
Claire's Stores, Inc.	899	21
The Neiman Marcus Group, Inc. Class A	286	21
*Pacific Sunwear of California, Inc.	689	18
Borders Group, Inc.	671	17
Saks Inc.	1,122	17
Tractor Supply Co.	393	17
*PETCO Animal Supplies, Inc.	458	16
Blockbuster Inc. Class A	1,642	15
Guitar Center, Inc.	239	14
*Men's Wearhouse, Inc.	410	14
Pier 1 Imports Inc.	787	14
Dillard's Inc.	599	14
*Zale Corp.	452	13
*Dick's Sporting Goods, Inc.	375	13
Big Lots Inc.	1,093	13
AnnTaylor Stores Corp.	558	12
The Pep Boys (Manny, Moe & Jack)	578	10
*GameStop Corp.	525	10
*Aeropostale, Inc.	319	10
*Stage Stores, Inc.	263	10
The Neiman Marcus Group, Inc. Class B	145	10
Overstock.com, Inc.	186	10
Linens 'n Things, Inc.	368	10
*Hibbett Sporting Goods, Inc.	328	9
Cato Corp. Class A	295	9
*The Children's Place Retail Stores, Inc.	219	9
Jo-Ann Stores, Inc.	287	9
*Insight Enterprises, Inc.	481	9
*Hot Topic, Inc.	400	9
Brown Shoe Co., Inc.	253	8
*Coldwater Creek Inc.	302	8
*Genesco, Inc.	282	8
MarineMax, Inc.	242	8
Charming Shoppes, Inc.	1,031	8
Sonic Automotive, Inc.	343	8
*Too Inc.	286	8
Burlington Coat Factory Warehouse Corp.	252	7
*The Sports Authority, Inc.	277	7
Payless ShoeSource, Inc.	575	7
*CSK Auto Corp.	391	6
*Stein Mart, Inc.	296	6
Lithia Motors, Inc.	220	6
The Buckle, Inc.	184	6
Blair Corp.	167	5
99 Cents Only Stores	336	5
Christopher & Banks Corp.	316	5
*Tuesday Morning Corp.	163	5
Russ Berrie and Co., Inc.	203	5
Deb Shops, Inc.	153	4
Talbots Inc.	155	4
*Cabela's Inc.	202	4
ShopKo Stores, Inc.	242	4
Fred's, Inc.	245	4
ValueVision Media, Inc.	312	4
*J. Jill Group, Inc.	264	4
Asbury Automotive Group, Inc.	228	3
Cost Plus, Inc.	115	3
Handleman Co.	152	3
*The Dress Barn, Inc.	165	3
United Auto Group, Inc.	106	3
The Gymboree Corp.	246	3
*Priceline.com, Inc.	127	3
Group 1 Automotive, Inc.	98	3
1-800-FLOWERS.COM, Inc.	344	3
Big 5 Sporting Goods Corp.	102	2
Hancock Fabrics, Inc.	256	2
Stamps.com Inc.	100	2
GSI Commerce, Inc.	119	2
Blue Nile Inc.	59	2
*Electronics Boutique Holdings Corp.	42	2
*A.C. Moore Arts & Crafts, Inc.	44	1
Charlotte Russe Holding Inc.	92	1
bebe stores, inc	37	1
The Pantry, Inc.	30	1
Drugstore.com, Inc.	435	1
Sharper Image Corp.	40	1
Blockbuster Inc. Class B	70	1
1-800 CONTACTS, Inc.	19	1
*GameStop Corp. Class B	19	1
Conn's, Inc.	5	—

		4,572

Services-Commercial (3.7%)
eBay Inc.	9,492	407
IAC/InterActiveCorp	4,464	100
*Getty Images, Inc.	497	35
*Weight Watchers International, Inc.	502	22
Regis Corp.	310	12
UniFirst Corp.	174	7
4Kids Entertainment Inc.	211	4
*Harris Interactive Inc.	556	3

		590

Shoes (1.5%)
NIKE, Inc. Class B	1,751	152
Reebok International Ltd.	567	25
*Timberland Co.	284	20
Wolverine World Wide, Inc.	508	11
K-Swiss, Inc.	352	11
Finish Line, Inc.	527	11
The Stride Rite Corp.	336	4
*Steven Madden, Ltd.	212	4
*Skechers U.S.A., Inc.	249	4
Kenneth Cole Productions, Inc.	27	1

		243

Textile Products (0.0%)
Interface, Inc.	465	4
DHB Industries, Inc.	222	3

		7

Textile-Apparel Manufacturing (2.0%)
Coach, Inc.	1,733	96
VF Corp.	751	45
Liz Claiborne, Inc.	986	42
Jones Apparel Group, Inc.	1,166	37
Polo Ralph Lauren Corp.	599	24
*Quiksilver, Inc.	653	21
Kellwood Co.	362	10
Tommy Hilfiger Corp.	955	10
*The Warnaco Group, Inc.	373	9
Phillips-Van Heusen Corp.	314	9

	Shares	Market Value^ (000)

*Columbia Sportswear Co.	140	$ 8
Russell Corp.	293	5
Carter's, Inc.	94	4
*Guess ?, Inc.	153	2
Oxford Industries, Inc.	46	2
Oshkosh B' Gosh, Inc. Class A	29	1

		325

Tires & Rubber (0.3%)
*The Goodyear Tire & Rubber Co.	1,624	23
Cooper Tire & Rubber Co.	737	14
Bandag, Inc. Class A	151	6
Bandag, Inc.	22	1

		44

Toys (0.9%)
Mattel, Inc.	4,113	86
Hasbro, Inc.	1,650	35
*Marvel Enterprises Inc.	840	15
JAKKS Pacific, Inc.	301	6
Leapfrog Enterprises, Inc.	117	1

		143

Utilities-Cable Television & Radio (4.8%)
*Comcast Corp. Class A	12,211	397
*Comcast Corp. Special Class A	8,134	259
Cablevision Systems NY Group Class A	2,075	64
*UnitedGlobalCom Inc. Class A	3,615	34
*Mediacom Communications Corp.	635	4

		758

Utilities-Telecommunications (0.3%)
NTL Inc.	762	49

Wholesalers (0.0%)
LKQ Corp.	48	1

TOTAL INVESTMENTS
(Cost $15,159)		15,945

OTHER ASSETS AND LIABILITIES (-0.2%)

Other Assets--Note B		16
Liabilities		(51)

		(35)

NET ASSETS (100%)		$15,910

^See Note A in Notes to Financial Statements.
*Non-income-producing security.

Amount (000)

AT FEBRUARY 28, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$15,151
Undistributed Net Investment Income	44
Accumulated Net Realized Losses	(71)
Unrealized Appreciation	786

NET ASSETS	$15,910

VIPER Shares-Net Assets
Applicable to 300,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$15,910

NET ASSET VALUE PER SHARE-VIPER SHARES	$53.03

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Consumer Staples Index Fund	Shares	Market Value^ (000)

COMMON STOCKS (99.9%)

Agriculture-Fish & Ranch (0.8%)
Bunge Ltd.	3,155	$ 173
Delta & Pine Land Co.	1,538	45
Alico, Inc.	364	21

		239

Beverage-Brewers & Wineries (4.4%)
Anheuser-Busch Cos., Inc.	20,567	976
*Constellation Brands, Inc. Class A	2,811	151
Molson Coors Brewing Co-B	2,026	141
*Boston Beer Co., Inc. Class A	953	23

		1,291

Beverage-Distillers (0.2%)
Brown-Forman Corp. Class B	1,318	67

Beverage-Soft Drinks (15.1%)
The Coca-Cola Co.	47,870	2,049
PepsiCo, Inc.	36,836	1,984
Coca-Cola Enterprises, Inc.	7,362	157
The Pepsi Bottling Group, Inc.	4,843	132
PepsiAmericas, Inc.	2,528	58
Peet's Coffee & Tea Inc.	1,021	25
Coca-Cola Bottling Co.	403	22

	4,427

Chemicals (0.4%)
Energizer Holdings, Inc.	1,929	114

Consumer Products (7.8%)
Gillette Co.	24,448	1,229
Kimberly-Clark Corp.	12,724	840
Alberto-Culver Co. Class B	2,281	119
Playtex Products, Inc.	3,078	26
The Topps Co., Inc.	2,770	26
USANA Health Sciences, Inc.	546	24

		2,264

Cosmetics (2.7%)
Avon Products, Inc.	12,578	538
Estee Lauder Cos. Class A	3,623	159
Nu Skin Enterprises, Inc.	1,929	43
*Elizabeth Arden, Inc.	1,325	34
Revlon, Inc. Class A	10,363	25

		799

Drug & Grocery Store Chains (10.5%)
Walgreen Co.	26,520	1,136
CVS Corp.	10,648	531
*The Kroger Co.	18,918	340
*Safeway, Inc.	12,399	228
Albertson's, Inc.	8,811	197
Whole Foods Market, Inc.	1,833	188
SuperValu Inc.	3,918	124
*Rite Aid Corp.	17,939	63
*7-Eleven, Inc.	1,667	42
Ruddick Corp.	1,595	38
Longs Drug Stores, Inc.	1,353	37
Casey's General Stores, Inc.	2,039	37
Weis Markets, Inc.	737	27
Arden Group Inc. Class A	250	24
The Great Atlantic & Pacific Tea Co., Inc.	1,924	21
Ingles Markets, Inc.	1,573	20
Wild Oats Markets Inc.	3,053	20
Winn-Dixie Stores, Inc.	5,208	3

		3,076

Drugs & Pharmaceuticals (0.1%)
*Chattem, Inc.	896	33

Foods (16.1%)
Sysco Corp.	16,944	583
Sara Lee Corp.	20,727	464
General Mills, Inc.	8,739	458

ConAgra Foods, Inc.	13,882	379
H.J. Heinz Co.	9,337	351
Hershey Foods Corp.	4,828	304
Kellogg Co.	6,790	299
Wm. Wrigley Jr. Co.	3,973	264
Kraft Foods Inc.	7,345	246
Campbell Soup Co.	6,348	176
*Dean Foods Co.	4,314	149
McCormick & Co., Inc.	3,584	136
Tyson Foods, Inc.	6,765	115
*Smithfield Foods, Inc.	2,878	98
J.M. Smucker Co.	1,830	90
Hormel Foods Corp.	2,438	76
Del Monte Foods Co.	6,932	73
Ralcorp Holdings, Inc.	1,178	55
*NBTY, Inc.	2,027	51
Performance Food Group Co.	1,759	48
Flowers Foods, Inc.	1,573	47
Pilgrim's Pride Corp.	1,115	42
Chiquita Brands International, Inc.	1,826	42
Tootsie Roll Industries, Inc.	1,029	31
Hain Celestial Group, Inc.	1,649	31
Sanderson Farms, Inc.	660	30
American Italian Pasta Co.	1,091	30
J & J Snack Foods Corp.	568	27
Lance, Inc.	1,424	23

		4,718

Manufacturing (0.2%)
*Rayovac Corp.	1,410	61

Metals & Minerals & Commodities (0.1%)
WD-40 Co.	855	28

Milling-Fruit & Grain Producers (1.5%)
Archer-Daniels-Midland Co.	14,863	358
Corn Products International, Inc.	2,416	68

		426

Miscellaneous Health Care (0.2%)
*NeighborCare Inc.	1,384	42

Multi-Sector Companies (0.2%)
Lancaster Colony Corp.	1,139	49

Retail (12.9%)
Wal-Mart Stores, Inc.	58,498	3,019
Costco Wholesale Corp.	12,391	577
*BJ's Wholesale Club, Inc.	2,318	71
*United Natural Foods, Inc.	1,490	46
*Central Garden and Pet Co.	885	40

		3,753

Soap & Household Chemicals (13.7%)
The Procter & Gamble Co.	55,421	2,942
Colgate-Palmolive Co.	13,956	739
The Clorox Co.	4,267	256
Church & Dwight, Inc.	2,129	75

		4,012

Tobacco (12.9%)
Altria Group, Inc.	47,409	3,112
UST, Inc.	4,636	253
Reynolds American Inc.	2,482	203
Carolina Group	2,359	77
Universal Corp. (VA)	1,065	53
Vector Group Ltd.	1,476	25
Dimon Inc.	3,762	24
Standard Commercial Tobacco Co.	1,156	22

		3,769

	Shares	Market Value^ (000)

Wholesale & International Trade (0.1%)
* Central European Distribution Corp.	701	$ 27

TOTAL COMMON STOCKS
(Cost $27,309)		29,195

TEMPORARY CASH INVESTMENT (0.0%)

Vanguard Market Liquidity Fund, 2.540%**-Note E
(Cost $10)	10,400	10

TOTAL INVESTMENTS (99.9%)
(Cost $27,319)		29,205

OTHER ASSETS AND LIABILITIES-NET (0.1%)		19

NET ASSETS (100%)		$29,224

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accountsmanaged by Vanguard. Rate shown is the 7-day yield.

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments in Securities at Value		$29,205
Receivables for Capital Shares Issued		5,543
Other Assets-Note B		192

Total Assets		34,940

Liabilities
Payables for Investment Securities Purchased		(5,690)
Other Liabilities-Note E		(26)

Total Liabilities		(5,716)

NET ASSETS (100%)		$29,224

Amount (000)

AT FEBRUARY 28, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$27,335
Undistributed Net Investment Income	30
Accumulated Net Realized Losses	(27)
Unrealized Appreciation	1,886

NET ASSETS	$29,224

Admiral Shares-Net Assets
Applicable to 55,215 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$1,510

NET ASSET VALUE PER SHARE-ADMIRAL SHARES	$27.35

VIPER Shares-Net Assets
Applicable to 500,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$27,714

NET ASSET VALUE PER SHARE--VIPER SHARES	$55.43

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Energy Index Fund	Shares	Market Value^ (000)

COMMON STOCKS (99.6%)

Air Transportation (0.1%)
Offshore Logistics, Inc.	3,344	$ 110

Diversified Manufacturing (0.4%)
Ashland, Inc.	5,506	359

Energy Miscellaneous (3.3%)
Valero Energy Corp.	19,248	1,371
Sunoco, Inc.	6,012	596
*Tesoro Petroleum Corp.	6,335	234
Penn Virginia Corp.	2,519	123
Veritas DGC Inc.	4,509	122
KFX, Inc.	6,882	117
*TETRA Technologies, Inc.	3,547	111
Holly Corp.	2,919	110

		2,784

Machinery-Oil Well Equipment & Service (16.7%)
Schlumberger Ltd.	43,439	3,277
Halliburton Co.	33,216	1,461
Baker Hughes, Inc.	25,349	1,199
*Nabors Industries, Inc.	11,703	672
BJ Services Co.	12,773	638
*Weatherford International Ltd.	10,564	630
Noble Corp.	10,642	607
Smith International, Inc.	8,435	542
Patterson-UTI Energy, Inc.	13,792	345
*National-Oilwell, Inc.	7,442	337
*Varco International, Inc.	8,201	309
*Rowan Cos., Inc.	9,497	301
*Cooper Cameron Corp.	4,951	286
*Pride International, Inc.	11,204	276
*Grant Prideco, Inc.	11,261	272
*FMC Technologies Inc.	6,272	217
Helmerich & Payne, Inc.	5,044	202
*Cal Dive International, Inc.	3,771	192
Key Energy Services, Inc.	13,679	189
*Superior Energy Services, Inc.	8,036	154
SEACOR Holdings Inc.	2,118	133
*Hydrill Co.	2,153	129
*Oceaneering International, Inc.	3,227	129
CARBO Ceramics Inc.	1,674	124
Hanover Compressor Co.	9,324	123
Global Industries Ltd.	11,950	117
Core Laboratories NV	4,121	111
W-H Energy Services, Inc.	4,172	110
Universal Compression Holdings, Inc.	2,773	105
Input/Output, Inc.	13,533	100
Parker Drilling Co.	16,663	98
Oil States International, Inc.	4,645	98
Newpark Resources, Inc.	15,015	96
Gulf Island Fabrication, Inc.	3,122	75
RPC Inc.	2,856	75
Dril-Quip, Inc.	2,369	73
Hornbeck Offshore Services, Inc.	3,133	73

		13,875

Metal Fabricating (0.3%)
*Maverick Tube Corp.	4,704	167
Lone Star Technologies, Inc.	2,582	117

		284

Offshore Drilling (3.2%)
*Transocean Inc.	24,382	1,182
GlobalSantaFe Corp.	15,978	599
ENSCO International, Inc.	12,287	495
Diamond Offshore Drilling, Inc.	5,864	290
*Atwood Oceanics, Inc.	1,827	126

		2,692

Oil-Crude Producers (19.0%)
Devon Energy Corp.	34,425	1,611
Apache Corp.	24,492	1,540
Burlington Resources, Inc.	29,702	1,474
Anadarko Petroleum Corp.	18,817	1,446
XTO Energy, Inc.	19,005	865
EOG Resources, Inc.	9,134	832
Kerr-McGee Corp.	10,578	821
Pioneer Natural Resources Co.	12,032	507
Chesapeake Energy Corp.	21,103	458
*Newfield Exploration Co.	5,044	375
Ultra Petroleum Corp.	6,397	360
Noble Energy, Inc.	4,873	330
Premcor, Inc.	5,521	303
Pogo Producing Co.	5,558	270
Patina Oil & Gas Corp.	6,273	253
*Plains Exploration & Production Co.	6,973	237
Forest Oil Corp.	5,219	209
Range Resources Corp.	7,658	193
Cabot Oil & Gas Corp.	3,430	192
Cheniere Energy, Inc.	2,511	187
*Unit Corp.	4,078	187
*Cimarex Energy Co.	4,364	177
*Denbury Resources, Inc.	5,198	177
Vintage Petroleum, Inc.	5,847	174
Houston Exploration Co.	2,974	172
St. Mary Land & Exploration Co.	3,257	166
Magnum Hunter Resources Inc.	9,773	164
Quicksilver Resources, Inc.	3,094	154
*Whiting Petroleum Corp.	3,420	145
Todco	5,698	144
*Stone Energy Corp.	2,836	142
*Encore Acquisition Co.	3,305	141
*Grey Wolf, Inc.	21,247	138
Berry Petroleum Class A	2,197	136
*Spinnaker Exploration Co.	3,512	126
*Comstock Resources, Inc.	4,474	123
Frontier Oil Corp.	3,663	117
*Energy Partners, Ltd.	4,475	116
*Swift Energy Co.	4,143	113
*Remington Oil & Gas Corp.	3,338	111
*Petroleum Development Corp.	2,370	104
The Meridian Resource Corp.	15,405	94
*Harvest Natural Resources, Inc.	7,141	90
Endeavor International Corp.	18,196	78
Atlas America, Inc.	1,587	65

		15,817

Oils-Integrated Domestic (14.1%)
ConocoPhillips Co.	74,043	8,211
Occidental Petroleum Corp.	29,142	2,048
Murphy Oil Corp.	6,542	654
Amerada Hess Corp.	6,478	650
*KCS Energy, Inc.	6,703	115
Delta Petroleum Corp.	5,417	84

		11,762

Oils-Integrated International (38.1%)
ExxonMobil Corp.	266,351	16,863
ChevronTexaco Corp.	202,433	12,567
Marathon Oil Corp.	26,191	1,240
Unocal Corp.	20,147	1,090

		31,760

Services-Commercial (0.1%)
World Fuel Services Corp.	3,674	105

Shipping (0.7%)
OMI Corp.	9,592	201
Overseas Shipholding Group Inc.	2,704	176

Energy Index Fund	Shares	Market Value^ (000)

*General Maritime Corp.	2,492	$ 128
Gulfmark Offshore, Inc.	3,107	85

		590

Transportation Miscellaneous (0.3%)
Tidewater Inc.	5,476	226

Utilities-Gas Distribution (1.5%)
Kinder Morgan, Inc.	7,839	628
*Southwestern Energy Co.	3,512	214
Western Gas Resources, Inc.	5,285	196
Kinder Morgan Management, LLC	4,009	172

		1,210

Utilities-Gas Pipelines (1.8%)
Williams Cos., Inc.	40,623	765
El Paso Corp.	50,761	626
Enbridge Energy Management LLC	1,779	94

		1,485

TOTAL COMMON STOCKS
(Cost $70,838)		83,059

TEMPORARY CASH INVESTMENT (1.1%)

Vanguard Market Liquidity Fund, 2.540%**
(Cost $871)	871,377	871

TOTAL INVESTMENTS (100.7%)
(Cost $71,709)		83,930

OTHER ASSETS AND LIABILITIES (-0.7%)

Other Assets-Note B		740
Liabilities		(1,307)

		(567)

NET ASSETS (100%)		$83,363

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Amount (000)

AT FEBRUARY 28, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$70,941
Undistributed Net Investment Income	141
Accumulated Net Realized Gains	60
Unrealized Appreciation	12,221

NET ASSETS	$83,363

Admiral Shares-Net Assets
Applicable to 228,903 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$7,247

NET ASSET VALUE PER SHARE-ADMIRAL SHARES	$31.66

VIPER Shares-Net Assets
Applicable to 1,200,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$76,116

NET ASSET VALUE PER SHARE-VIPER SHARES	$63.43

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Financials Index Fund	Shares	Market Value^ (000)

COMMON STOCKS (100.0%)

Banks-New York City (5.5%)
JPMorgan Chase & Co.	34,471	$ 1,260
The Bank of New York Co., Inc.	7,518	227
*Signature Bank	113	3

		1,490

Banks-Outside New York City (29.5%)
Bank of America Corp.	39,089	1,823
Wells Fargo & Co.	16,373	972
Wachovia Corp.	15,521	823
U.S. Bancorp	18,069	538
SunTrust Banks, Inc.	3,408	247
National City Corp.	6,025	216
Fifth Third Bancorp	4,810	215
BB&T Corp.	5,345	209
PNC Financial Services Group	2,755	145
State Street Corp.	3,226	141
Regions Financial Corp.	4,284	138
KeyCorp	3,720	123
North Fork Bancorp, Inc.	4,095	118
Mellon Financial Corp.	4,078	117
Comerica, Inc.	1,650	94
AmSouth Bancorp	3,410	85
Marshall & Ilsley Corp.	1,890	77
Northern Trust Corp.	1,685	71
M & T Bank Corp.	676	67
Popular, Inc.	2,462	65
Synovus Financial Corp.	2,395	65
Banknorth Group, Inc.	1,745	63
Zions Bancorp	833	55
Compass Bancshares Inc.	1,192	54
First Horizon National Corp.	1,118	48
Huntington Bancshares Inc.	2,104	47
Commerce Bancorp, Inc.	726	44
Associated Banc-Corp	1,210	39
Mercantile Bankshares Corp.	780	38
Hibernia Corp. Class A	1,465	38
UnionBanCal Corp.	569	35
Doral Financial Corp.	873	35
TCF Financial Corp.	1,231	34
Investors Financial Services Corp.	644	32
City National Corp.	415	28
Commerce Bancshares, Inc.	571	27
Fulton Financial Corp.	1,248	27
Valley National Bancorp	968	25
Sky Financial Group, Inc.	901	25
Colonial BancGroup, Inc.	1,205	25
Bank of Hawaii Corp.	508	23
Cullen/Frost Bankers, Inc.	446	21
The South Financial Group, Inc.	632	19
Wilmington Trust Corp.	570	19
FirstMerit Corp.	742	19
East West Bancorp, Inc.	489	18
UCBH Holdings, Inc.	394	16
First BanCorp Puerto Rico	345	16
Westamerica Bancorporation	305	16
Whitney Holdings Corp.	354	16
*Silicon Valley Bancshares	353	15
Hudson United Bancorp	432	15
Cathay General Bancorp	420	15
Old National Bancorp	724	15
BancorpSouth, Inc.	676	14
Trustmark Corp.	502	14
First Midwest Bancorp, Inc.	404	14
Park National Corp.	110	13
United Bankshares, Inc.	374	13
International Bancshares Corp.	341	12
Wintrust Financial Corp.	223	12
Chittenden Corp.	444	12
Greater Bay Bancorp	458	12
Citizens Banking Corp.	370	11
Texas Regional Bancshares, Inc.	381	11
Pacific Capital Bancorp	403	11
Susquehanna Bancshares, Inc.	454	11
Southwest Bancorporation of Texas, Inc.	584	11
Provident Bankshares Corp.	322	11
Umpqua Holdings Corp.	405	10
R & G Financial Corp. Class B	257	9
MB Financial, Inc.	225	9
Central Pacific Financial Co.	251	9
Republic Bancorp, Inc.	611	9
S & T Bancorp, Inc.	227	8
BOK Financial Corp.	199	8
Alabama National BanCorporation	128	8
Corus Bankshares Inc.	160	8
TrustCo Bank NY	651	8
First Commonwealth Financial Corp.	532	8
First Citizens BancShares Class A	51	8
United Community Banks, Inc.	298	7
CVB Financial Corp.	381	7
Chemical Financial Corp.	210	7
National Penn Bancshares Inc.	265	7
First Financial Bancorp	375	7
* Piper Jaffray Cos., Inc.	170	7
Glacier Bancorp, Inc.	209	7
NBT Bancorp, Inc.	280	7
UMB Financial Corp.	114	6
Hancock Holding Co.	209	6
Frontier Financial Corp.	158	6
First Charter Corp.	261	6
Amcore Financial, Inc.	215	6
Boston Private Financial Holdings, Inc.	218	6
Community Bank System, Inc.	250	6
First Financial Bankshares, Inc.	130	6
First Community Bancorp	133	6
Sterling Bancshares, Inc.	389	6
Mid-State Bancshares	206	5
PrivateBancorp, Inc.	167	5
Main Street Banks, Inc.	163	5
Independent Bank Corp. (MI)	170	5
Harleysville National Corp.	217	5
Oriental Financial Group Inc.	189	5
Gold Banc Corp., Inc.	345	5
Prosperity Bancshares, Inc.	176	5
Westbanco Inc.	176	5
Riggs National Corp.	239	5
Bank of the Ozarks, Inc.	132	5
City Holding Co.	146	5
Unizan Financial Corp.	191	5
Hanmi Financial Corp.	252	4
First Merchants Corp.	160	4
Sandy Spring Bancorp, Inc.	128	4
Irwin Financial Corp.	178	4
Old Second Bancorp, Inc.	119	4
Community Trust Bancorp Inc.	125	4
Independent Bank Corp. (MA)	126	4
First Financial Corp. (IN)	115	4
Capitol Bancorp Ltd.	119	4
First Busey Corp.	171	4
CoBiz Inc.	171	3
Sterling Financial Corp. (PA)	128	3
Integra Bank Corp.	150	3
Washington Trust Bancorp, Inc.	117	3
Suffolk Bancorp	97	3
West Coast Bancorp	132	3
Republic Bancorp, Inc. Class A	124	3
Franklin Bank Corp.	197	3

Financials Index Fund	Shares	Market Value^ (000)

Tompkins Trustco, Inc.	75	$ 3
Simmons First National Corp.	121	3
First Community Bancshares, Inc.	98	3
Omega Financial Corp.	99	3
Midwest Banc Holdings, Inc.	146	3
First Bancorp (NC)	118	3
Columbia Banking System, Inc.	123	3
Banner Corp.	99	3
S.Y. Bancorp, Inc.	114	3
Capital City Bank Group, Inc.	67	3
Community Banks, Inc.	105	3
U.S.B. Holding Co., Inc.	122	3
CityBank Lynnwood WA	83	3
Seacoast Banking Corp. of Florida	132	3
Union Bankshares Corp.	68	2
First Oak Brook Bancshares, Inc.	81	2
Peoples Bancorp, Inc.	92	2
Pennrock Financial Services Corp.	66	2
Arrow Financial Corp.	86	2
Camden National Corp.	68	2
Peoples Holding Co.	71	2
Lakeland Bancorp, Inc.	139	2
Bank of Granite Corp.	115	2
Farmers Capital Bank Corp.	59	2
SCBT Financial Corp.	69	2
Peapack Gladstone Financial Corp.	70	2
Financial Institutions, Inc.	92	2
Royal Bancshares of Pennsylvania, Inc.	80	2
Virginia Financial Group, Inc.	61	2
BancFirst Corp.	27	2
NBC Capital Corp.	69	2
First Source Corp.	70	2
Texas Capital Bancshares, Inc.	62	1
German American Bancorp	94	1
Clifton Savings Bancorp, Inc.	54	1

		7,921

Diversified Financial Services (18.8%)
Citigroup, Inc.	50,223	2,397
American Express Co.	10,932	592
Morgan Stanley	9,533	538
Merrill Lynch & Co., Inc.	8,537	500
The Goldman Sachs Group, Inc.	3,045	331
Metropolitan Life Insurance Co.	7,203	296
Marsh & McLennan Cos., Inc.	4,824	158
CIT Group Inc.	2,020	82
The Chicago Mercantile Exchange	335	69
Leucadia National Corp.	730	24
*CB Richard Ellis Group, Inc.	433	16
Jones Lang Lasalle Inc.	282	12
F.N.B. Corp.	512	10
USI Holdings Corp.	391	4
Greenhill & Co., Inc.	61	2

		5,031

Finance Companies (0.7%)
Capital One Financial Corp.	2,356	181
*Accredited Home Lenders Holding Co.	170	7
Credit Acceptance Corp.	55	1

		189

Financial Data Processing Services (0.0%)
*CompuCredit Corp.	132	4
TNS Inc.	122	2
eSPEED, Inc. Class A	262	2

		8

Financial Information Services (0.4%)
Moody's Corp.	1,232	103

Finance-Small Loan (1.0%)
SLM Corp.	4,159	203
*AmeriCredit Corp.	1,480	35
*The First Marblehead Corp.	280	19
Student Loan Corp.	39	8
*Nelnet, Inc.	174	6
*Encore Capital Group, Inc.	140	3

		274

Financial Miscellaneous (6.7%)
Fannie Mae	9,366	548
Freddie Mac	6,663	413
MBNA Corp.	11,746	298
Ambac Financial Group, Inc.	1,044	81
MBIA, Inc.	1,379	81
Fidelity National Financial, Inc.	1,521	67
MGIC Investment Corp.	928	58
*Providian Financial Corp.	2,891	50
Radian Group, Inc.	883	43
First American Corp.	747	27
Brown & Brown, Inc.	588	27
Nationwide Financial Services, Inc.	556	20
MoneyGram International, Inc.	864	18
*CapitalSource Inc.	632	15
LandAmerica Financial Group, Inc.	161	9
Cash America International Inc.	231	7
Metris Cos., Inc.	510	6
Stewart Information Services Corp.	148	6
Financial Federal Corp.	159	5
*Triad Guaranty, Inc.	90	5
WFS Financial, Inc.	80	4
Sterling Bancorp	157	4
Advanta Corp. Class B	151	4
WSFS Financial Corp.	63	4
Federal Agricultural Mortgage Corp. Class C	89	2

		1,802

Insurance-Life (2.1%)
Prudential Financial, Inc.	4,945	282
The Principal Financial Group, Inc.	2,970	116
Jefferson-Pilot Corp.	1,344	66
*Conseco, Inc.	1,414	27
AmerUs Group Co.	376	18
Delphi Financial Group, Inc.	280	12
The Phoenix Cos., Inc.	827	11
Scottish Re Group Ltd.	302	7
American Equity Investment Life Holding Co.	349	4
Presidential Life Corp.	243	4
National Western Life Insurance Co. Class A	21	4
*Universal American Financial Corp.	219	3
Citizens, Inc.	314	2

		556

Insurance-Multiline (12.0%)
American International Group, Inc.	21,424	1,431
Allstate Corp.	6,308	339
St. Paul Travelers Cos., Inc.	6,470	248
The Hartford Financial Services Group Inc.	2,860	206
AFLAC Inc.	4,894	188
Loews Corp.	1,161	83
Lincoln National Corp.	1,694	79
Aon Corp.	2,584	63
Cincinnati Financial Corp.	1,377	62
SAFECO Corp.	1,225	58
Torchmark Corp.	1,056	55
UnumProvident Corp.	2,792	47
Old Republic International Corp.	1,686	40
Assurant, Inc.	1,163	40
Genworth Financial Inc.	1,412	40
Markel Corp.	85	30
Arthur J. Gallagher & Co.	903	27
Protective Life Corp.	656	26
StanCorp Financial Group, Inc.	284	25
Unitrin, Inc.	459	22
Allmerica Financial Corp.	532	19

	Shares	Market Value^ (000)

Reinsurance Group of America, Inc.	330	$ 15
American Financial Group, Inc.	427	13
Hilb, Rogal and Hamilton Co.	291	10
Assured Guaranty Ltd.	519	10
Zenith National Insurance Corp.	158	8
UICI	286	8
Horace Mann Educators Corp.	377	7
Aspen Insurance Holdings Ltd.	207	5
Max Re Capital Ltd.	212	5
Alfa Corp.	325	5
Quanta Capital Holdings Ltd.	499	5
FBL Financial Group, Inc. Class A	122	3
I Surety Corp.	133	2
Crawford & Co. Class B	188	1

		3,225

Insurance-Property-Casualty (4.0%)
Progressive Corp. of Ohio	1,854	161
The Chubb Corp.	1,866	148
ACE Ltd.	2,737	122
XL Capital Ltd. Class A	1,354	101
White Mountains Insurance Group Inc.	79	52
Everest Re Group, Ltd.	545	47
The PMI Group Inc.	932	38
W.R. Berkley Corp.	720	37
PartnerRe Ltd.	527	33
RenaissanceRe Holdings Ltd.	609	29
HCC Insurance Holdings, Inc.	666	25
Axis Capital Holdings Ltd.	829	23
Montpelier Re Holdings Ltd.	489	20
Transatlantic Holdings, Inc.	255	17
Fremont General Corp.	653	16
Erie Indemnity Co. Class A	298	15
IPC Holdings Ltd.	362	15
Commerce Group, Inc.	221	15
Mercury General Corp.	262	14
Philadelphia Consolidated Holding Corp.	186	14
*Ohio Casualty Corp.	535	13
*Arch Capital Group Ltd.	304	13
Platinum Underwriters Holdings, Ltd.	400	12
Endurance Specialty Holdings Ltd.	311	11
Selective Insurance Group	236	11
ProAssurance Corp.	253	10
R.L.I. Corp.	217	9
*Danielson Holdings Corp.	537	9
PXRE Group Ltd.	230	6
Infinity Property & Casualty Corp.	183	6
Argonaut Group, Inc.	226	5
United Fire & Casualty Co.	165	5
Midland Co.	145	4
Odyssey Re Holdings Corp.	177	4
Direct General Corp.	153	3
Navigators Group, Inc.	101	3
Harleysville Group, Inc.	134	3
State Auto Financial Corp.	95	3
Bristol West Holdings, Inc.	156	3
United America Indemnity, Ltd.	139	3
Baldwin & Lyons, Inc. Class B	98	2
PMA Capital Corp. Class A	261	2

		1,082

Investment Management Companies (1.1%)
T. Rowe Price Group Inc.	1,122	69
Allied Capital Corp.	1,294	35
Janus Capital Group Inc.	2,270	32
Eaton Vance Corp.	1,168	31
SEI Corp.	775	29
Federated Investors, Inc.	807	24
*Affiliated Managers Group, Inc.	277	18
Waddell & Reed Financial, Inc.	833	17
BlackRock, Inc.	189	15
National Financial Partners Corp.	184	$7
MCG Capital Corp.	329	6
Gabelli Asset Management Inc.	61	3
Capital Southwest Corp.	34	3

		289

Multi-Sector Companies (0.9%)
Berkshire Hathaway Inc. Class B	78	235

Real Estate (0.3%)
The St. Joe Co.	709	52
Forest City Enterprise Class A	288	18
Trammell Crow Co.	320	6
*Tejon Ranch Co.	80	4

		80

Real Estate Investment Trusts (9.4%)
Simon Property Group, Inc. REIT	2,060	128
Equity Office Properties Trust REIT	3,948	119
Equity Residential REIT	2,745	90
Vornado Realty Trust REIT	1,109	76
General Growth Properties Inc. REIT	2,043	71
ProLogis REIT	1,776	71
Plum Creek Timber Co. Inc. REIT	1,794	67
Archstone-Smith Trust REIT	1,932	65
Boston Properties, Inc. REIT	1,005	60
Host Marriott Corp. REIT	3,205	51
Kimco Realty Corp. REIT	921	49
Avalonbay Communities, Inc. REIT	695	48
Public Storage, Inc. REIT	835	46
Duke Realty Corp. REIT	1,392	44
Developers Diversified Realty Corp. REIT	1,004	42
iStar Financial Inc. REIT	910	39
Apartment Investment & Management Co.
Class A REIT	932	36
Liberty Property Trust REIT	818	34
The Macerich Co. REIT	577	33
Health Care Properties Investors REIT	1,276	32
AMB Property Corp. REIT	826	32
Regency Centers Corp. REIT	608	31
Weingarten Realty Investors REIT	831	31
Mills Corp. REIT	532	29
United Dominion Realty Trust REIT	1,282	28
Catellus Development Corp. REIT	980	27
Mack-Cali Realty Corp. REIT	594	26
Hospitality Properties Trust REIT	626	26
New Plan Excel Realty Trust REIT	971	25
Federal Realty Investment Trust REIT	498	25
Rayonier Inc. REIT	486	23
Reckson Associates Realty Corp. REIT	757	23
Thornburg Mortgage, Inc. REIT	780	22
Friedman, Billings, Ramsey Group, Inc. REIT	1,197	22
Arden Realty Group, Inc. REIT	642	22
SL Green Realty Corp. REIT	390	22
CBL & Associates Properties, Inc. REIT	291	22
Annaly Mortgage Management Inc. REIT	1,121	21
New Century REIT, Inc.	422	21
Ventas, Inc. REIT	812	21
HRPT Properties Trust REIT	1,638	21
Pan Pacific Retail Properties, Inc. REIT	349	20
CenterPoint Properties Corp. REIT	454	20
BRE Properties Inc. Class A REIT	483	19
Realty Income Corp. REIT	762	18
Camden Property Trust REIT	523	24
Healthcare Realty Trust Inc. REIT	483	18
CarrAmerica Realty Corp. REIT	568	18
Health Care Inc. REIT	505	17
First Industrial Realty Trust REIT	405	17
Shurgard Storage Centers, Inc. Class A REIT	391	16
American Financial Realty Trust REIT	1,058	16
Prentiss Properties Trust REIT	420	15

	Shares	Market Value^ (000)

Trizec Properties, Inc. REIT	818	$ 15
Brandywine Realty Trust REIT	495	15
Capital Automotive REIT	432	14
Crescent Real Estate, Inc. REIT	868	14
Nationwide Health Properties, Inc. REIT	683	14
Essex Property Trust, Inc. REIT	195	14
Impac Mortgage Holdings, Inc. REIT	718	14
Taubman Co. REIT	462	13
Home Properties, Inc. REIT	313	13
Alexandria Real Estate Equities, Inc. REIT	188	13
Pennsylvania REIT	309	13
Washington REIT	428	13
Kilroy Realty Corp. REIT	293	12
Redwood Trust, Inc. REIT	202	12
Highwood Properties, Inc. REIT	438	11
Maguire Properties, Inc. REIT	422	11
Cousins Properties, Inc. REIT	406	11
Newcastle Investment Corp. REIT	356	11
American Home Mortgage Investment Corp. REIT	351	11
Post Properties, Inc. REIT	336	11
Lexington Corporate Properties Trust REIT	474	10
Senior Housing Properties Trust REIT	557	10
Inland Real Estate Corp. REIT	619	10
Gables Residential Trust REIT	281	10
Novastar Financial, Inc. REIT	258	9
Corporate Office Properties Trust, Inc. REIT	336	9
Entertainment Properties Trust REIT	215	9
EastGroup Properties, Inc. REIT	220	9
Colonial Properties Trust REIT	229	8
LaSalle Hotel Properties REIT	276	8
Saxon Inc. REIT	462	8
Commercial Net Lease Realty REIT	438	8
Glimcher Realty Trust REIT	312	8
Heritage Property Investment Trust REIT	261	8
PS Business Parks, Inc. REIT	179	7
CRT Properties, Inc. REIT	323	7
Glenborough Realty Trust, Inc. REIT	357	7
Equity One, Inc. REIT	332	7
Equity Lifestyle Properties, Inc. REIT	193	6
MFA Mortgage Investments, Inc. REIT	761	6
*FelCor Lodging Trust, Inc. REIT	504	6
MeriStar Hospitality Corp. REIT	840	6
Mid-America Apartment Communities, Inc. REIT	161	6
National Health Investors REIT	229	6
Anthracite Capital Inc. REIT	488	6
Omega Healthcare Investors, Inc. REIT	495	6
Sun Communities, Inc. REIT	162	6
RAIT Investment Trust REIT	209	6
AMLI Residential Properties Trust REIT	203	6
Equity Inns, Inc. REIT	497	6
Tanger Factory Outlet Centers, Inc. REIT	228	5
Getty Realty Holding Corp. REIT	186	5
Sovran Self Storage, Inc. REIT	121	5
Kramont Realty Trust REIT	212	5
Cornerstone Realty Income Trust, Inc. REIT	484	5
Saul Centers, Inc. REIT	128	4
Acadia Realty Trust REIT	276	4
Innkeepers USA Trust REIT	328	4
Parkway Properties Inc. REIT	93	4
Ramco-Gershenson Properties Trust REIT	148	4
Luminent Mortgage Capital, Inc. REIT	360	4
Highland Hospitality Corp. REIT	390	4
Trustreet Properties, Inc.	220	4
Town & Country Trust REIT	144	4
Global Signal, Inc. REIT	124	4
Affordable Residential Communities REIT	292	4
Strategic Hotel Capital, Inc. REIT	212	3
Bedford Property Investors, Inc. REIT	144	3
Anworth Mortgage Asset Corp. REIT	343	3
Investors Real Estate Trust REIT	333	3
Arbor Realty Trust, Inc. REIT	130	3
Universal Health Realty Income REIT	101	3
Capital Lease Funding, Inc. REIT	228	3
Urstadt Biddle Properties Class A REIT	164	3
Mission West Properties Inc. REIT	158	2
Urstadt Biddle Properties REIT	55	1

		2,514

Rent & Lease Services-Commercial (0.0%)
GATX Corp.	420	13

Savings & Loan (4.0%)
Washington Mutual, Inc.	8,391	352
Golden West Financial Corp.	2,534	157
Sovereign Bancorp, Inc.	3,585	82
New York Community Bancorp, Inc.	2,295	42
Independence Community Bank Corp.	687	27
Hudson City Bancorp, Inc.	653	24
Astoria Financial Corp.	637	24
Webster Financial Corp.	520	23
IndyMac Bancorp, Inc.	601	22
Washington Federal Inc.	870	21
NewAlliance Bancshares, Inc.	1,124	16
First Niagara Financial Group, Inc.	1,090	15
People's Bank	360	14
W Holding Co., Inc.	1,137	13
Downey Financial Corp.	206	13
MAF Bancorp, Inc.	295	13
Provident Financial Services Inc.	624	11
Commercial Federal Corp.	380	10
Westcorp, Inc.	224	10
Capitol Federal Financial	250	9
Commercial Capital Bancorp, Inc.	404	9
BankAtlantic Bancorp, Inc. Class A	465	8
Bank Mutual Corp.	691	8
*Sterling Financial Corp.	216	8
Brookline Bancorp, Inc.	513	8
First Federal Financial Corp.	146	7
*BankUnited Financial Corp.	253	7
First Republic Bank	131	7
Harbor Florida Bancshares, Inc.	203	7
PFF Bancorp, Inc.	143	6
Flagstar Bancorp, Inc.	274	6
Anchor Bancorp Wisconsin Inc.	201	6
Provident Bancorp, Inc.	426	5
Fidelity Bankshares, Inc.	208	5
Dime Community Bancshares	321	5
Partners Trust Financial Group, Inc.	446	5
TierOne Corp.	187	5
KNBT Bancorp Inc.	284	5
Northwest Bancorp, Inc.	210	5
Great Southern Bancorp, Inc.	114	4
Net.Bank, Inc.	421	4
IBERIABANK Corp.	60	4
United Community Financial Corp.	290	3
First Financial Holdings, Inc.	112	3
First Indiana Corp.	128	3
Flushing Financial Corp.	163	3
ITLA Capital Corp.	56	3
*Ocwen Financial Corp.	336	3
OceanFirst Financial Corp.	114	3
First Place Financial Corp.	116	2
Citizens 1st Bancorp, Inc.	73	2
Pennfed Financial Services, Inc.	117	2
Charter Financial Corp.	35	1

		1,060

Securities Brokers & Services (3.6%)
Lehman Brothers Holdings, Inc.	2,212	202
Countrywide Financial Corp.	5,605	195

	Shares	Market Value^ (000)

Charles Schwab Corp.	9,776	$ 103
Franklin Resources Corp.	1,440	101
Bear Stearns Co., Inc.	942	94
Legg Mason Inc.	984	79
*E*TRADE Group, Inc.	3,439	46
A.G. Edwards & Sons, Inc.	731	32
American Capital Strategies, Ltd.	875	30
Ameritrade Holding Corp.	2,250	24
Jefferies Group, Inc.	476	18
Raymond James Financial, Inc.	532	16
Knight Trading Group, Inc.	987	10
*Investment Technology Group, Inc.	404	8
Nuveen Investments, Inc. Class A	167	7
Instinet Group Inc.	815	5
LaBranche & Co. Inc.	515	5
SWS Group, Inc.	146	3
Advanta Corp. Class A	79	2

		980

Services-Commercial (0.0%)
Clark, Inc.	153	3

TOTAL COMMON STOCKS
(Cost $26,480)		26,855

TEMPORARY CASH INVESTMENTS (0.3%)

Vanguard Market Liquidity Fund, 2.540%**	14,821	15
Vanguard Market Liquidity Fund, 2.540%**
-Note E	56,700	57

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $72)		72

TOTAL INVESTMENTS (100.3%)
(Cost $26,552)		26,927

OTHER ASSETS AND LIABILITIES (-0.3%)

Other Assets--Note B		272
Liabilities--Note E		(347)

		(75)

NET ASSETS (100%)		$26,852

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Amount (000)

AT FEBRUARY 28, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$26,483
Overdistributed Net Investment Income	(48)
Accumulated Net Realized Gains	42
Unrealized Appreciation	375

NET ASSETS	$26,852

Admiral Shares-Net Assets
Applicable to 32,519 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$847

NET ASSET VALUE PER SHARE-ADMIRAL SHARES	$26.07

VIPER Shares-Net Assets
Applicable to 500,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$26,005

NET ASSET VALUE PER SHARE-VIPER SHARES	$52.01

See Note C in Notes to Financial Statementsfor the tax-basis components of net assets.

Health Care Index Fund	Shares	Market Value^ (000)

COMMON STOCKS (99.9%)

Biotech Research & Production (12.1%)
*Amgen, Inc.	96,200	$ 5,927
*Genentech, Inc.	35,851	1,692
Baxter International, Inc.	46,741	1,667
*Genzyme Corp.-General Division	18,812	1,055
*Biogen Idec Inc.	25,224	975
Celgene Corp.	12,357	338
*Chiron Corp.	8,438	300
*Invitrogen Corp.	3,671	257
ImClone Systems, Inc.	5,044	223
*Cephalon, Inc.	4,427	217
*Charles River Laboratories, Inc.	4,695	216
*OSI Pharmaceuticals, Inc.	3,876	212
*Millennium Pharmaceuticals, Inc.	22,179	191
*Millipore Corp.	3,670	166
*Martek Biosciences Corp.	2,414	162
*IDEXX Laboratories Corp.	2,510	139
*Neurocrine Biosciences, Inc.	2,782	111
*ICOS Corp.	4,685	104
*Protein Design Labs, Inc.	6,898	103
*Human Genome Sciences, Inc.	8,982	100
*Vicuron Pharmaceuticals Inc.	4,409	77
*Telik, Inc.	3,902	74
*Applera Corp.-Celera Genomics Group	5,633	63
*Serologicals Corp.	2,385	58
Nabi Biopharmaceuticals	4,456	57
Integra LifeSciences Holdings	1,385	51
Myriad Genetics, Inc.	2,366	51
*Abgenix, Inc.	6,184	51
Incyte Corp.	5,728	50
Alexion Pharmaceuticals, Inc.	2,136	50
*Transkaryotic Therapies, Inc.	2,134	49
ArthroCare Corp.	1,705	49
Encysive Pharmaceuticals, Inc.	4,441	49
Cell Therapeutics, Inc.	4,585	45
*NPS Pharmaceuticals Inc.	2,954	42
Cubist Pharmaceuticals, Inc.	3,840	40
Exelixis, Inc.	5,330	38
*Enzon Pharmaceuticals, Inc.	3,344	36
*Zymogenetics, Inc.	1,763	35
*Digene Corp.	1,266	30
*Kensey Nash Corp.	821	27
*Keryx Biopharmaceuticals, Inc.	1,912	25
*InterMune Inc.	2,233	25
Barrier Therapeutics Inc.	1,334	23
ARIAD Pharmaceuticals, Inc.	3,650	23
*Tanox, Inc.	2,002	22
Geron Corp.	3,116	22
Discovery Laboratories, Inc.	3,611	21
Maxygen Inc.	1,797	17
Lexicon Genetics Inc.	2,922	17
*Cell Genesys, Inc.	2,266	14
CuraGen Corp.	2,290	13
Trimeris, Inc.	903	12
Albany Molecular Research, Inc.	1,103	11
Antigenics, Inc.	1,507	10
Corixa Corp.	2,620	10
Diversa Corp.	1,390	9
Genta Inc.	5,819	7
XOMA Ltd.	4,142	6

		15,464

Computer Services Software & Systems (0.1%)
*Dendrite International, Inc.	3,115	48
*The TriZetto Group, Inc.	2,599	23

		71

Consumer Products (0.1%)
Matthews International Corp.	2,550	89

Drugs & Pharmaceuticals (51.0%)
Pfizer Inc.	570,845	15,008
Johnson & Johnson	225,038	14,762
Merck & Co., Inc.	168,184	5,331
Abbott Laboratories	112,253	5,163
Eli Lilly & Co.	77,282	4,328
Wyeth	101,180	4,130
Bristol-Myers Squibb Co.	147,519	3,692
Schering-Plough Corp.	111,451	2,112
Cardinal Health, Inc.	32,766	1,918
*Forest Laboratories, Inc.	27,987	1,195
*Gilead Sciences, Inc.	32,873	1,136
Allergan, Inc.	10,202	767
AmerisourceBergen Corp.	8,599	515
*Sepracor Inc.	7,678	495
*MedImmune Inc.	18,745	451
Mylan Laboratories, Inc.	20,172	355
*Hospira, Inc.	11,163	330
*Barr Pharmaceuticals Inc.	6,591	315
*Watson Pharmaceuticals, Inc.	7,975	253
IVAX Corp.	14,595	233
*King Pharmaceuticals, Inc.	18,432	176
Valeant Pharmaceuticals International	6,917	168
*Amylin Pharmaceuticals, Inc.	6,653	143
Medicis Pharmaceutical Corp.	4,103	142
*Andrx Group	5,623	126
*MGI Pharma, Inc.	5,479	125
*Endo Pharmaceuticals Holdings, Inc.	5,075	114
*Nektar Therapeutics	6,488	112
*PAR Pharmaceutical Cos. Inc.	2,661	98
American Pharmaceuticals Partners, Inc.	1,684	88
Perrigo Co.	4,954	87
*Alkermes, Inc.	6,884	80
*The Medicines Co.	3,301	77
*United Therapeutics Corp.	1,654	75
*Onyx Pharmaceuticals, Inc.	2,589	75
*Vertex Pharmaceuticals, Inc.	6,147	71
*Connetics Corp.	2,712	67
*Priority Healthcare Corp. Class B	2,885	66
*Eon Labs, Inc.	2,065	63
*Pharmion Corp.	1,763	60
*Ligand Pharmaceuticals Inc. Class B	5,712	56
*CV Therapeutics, Inc.	2,441	54
*K-V Pharmaceutical Co. Class A	2,344	51
*Medarex, Inc.	5,843	49
*AtheroGenics, Inc.	2,916	48
Eyetech Pharmaceuticals Inc.	1,452	48
*Impax Laboratories, Inc.	2,740	47
*Kos Pharmaceuticals, Inc.	1,364	45
*Salix Pharmaceuticals, Ltd.	2,564	42
Alpharma, Inc. Class A	3,119	41
*First Horizon Pharmaceutical Corp.	2,203	36
Enzo Biochem, Inc.	2,055	33
*Noven Pharmaceuticals, Inc.	1,812	30
BioMarin Pharmaceutical Inc.	4,938	27
Inspire Pharmaceuticals, Inc.	3,236	26
Adolor Corp.	2,891	25
NitroMed, Inc.	1,164	25
*Dendreon Corp.	3,819	25
*ImmunoGen, Inc.	3,125	18
*Regeneron Pharmaceuticals, Inc.	2,889	18
NeoPharm, Inc.	1,457	15
Isis Pharmaceuticals, Inc.	2,715	11
K-V Pharmaceutical Co. Class B	428	10
Santarus Inc.	1,295	9
Pozen Inc.	1,116	7

	Shares	Market Value^ (000)

*SciClone Pharmaceuticals, Inc.	2,264	$ 7
Lannett Company, Inc.	322	2
GTx, Inc.	136	1

		65,308

Electronics-Gauge & Meter (0.3%)
*Thermo Electron Corp.	12,291	338

Electronics-Medical Systems (4.7%)
Medtronic, Inc.	91,598	4,774
*Varian Medical Systems, Inc.	10,246	368
*Affymetrix, Inc.	4,661	199
*Intuitive Surgical, Inc.	2,332	110
VISX Inc.	3,810	92
*Haemonetics Corp.	1,971	82
*eResearch Technology, Inc.	3,804	59
*Hologic, Inc.	1,588	59
Analogic Corp.	913	39
Datascope Corp.	978	34
CTI Molecular Imaging, Inc.	1,982	33
Wilson Greatbatch Technologies, Inc.	1,693	30
Zoll Medical Corp.	764	23
EPIX Pharmaceuticals, Inc.	1,819	15
CardioDynamics International Corp.	2,140	9
*Possis Medical Inc.	942	9
*Bruker BioSciences Corp.	1,870	7

		5,942

Electronics-Technology (0.2%)
PerkinElmer, Inc.	9,310	207
Intermagnetics General Corp.	2,140	56

		263

Financial Data Processing Services (0.0%)
NDCHealth Corp.	2,751	43

Funeral Parlors & Cemeteries (0.2%)
*Service Corp. International	24,974	188
Stewart Enterprises, Inc. Class A	7,652	49

		237

Health & Personal Care (4.7%)
*WellPoint Inc.	22,511	2,748
*Medco Health Solutions, Inc.	20,713	920
McKesson Corp.	21,073	787
Express Scripts Inc.	4,606	347
*Lincare Holdings, Inc.	7,650	310
Omnicare, Inc.	7,977	275
*Accredo Health, Inc.	3,782	161
*Apria Healthcare Group Inc.	3,661	119
Province Healthcare Co.	3,838	89
*IDX Systems Corp.	1,508	52
*LabOne, Inc.	1,384	50
*Odyssey Healthcare, Inc.	2,683	30
*Gentiva Health Services, Inc.	1,782	30
VistaCare, Inc.	1,273	22
Symbion, Inc.	594	13
*Alliance Imaging, Inc.	828	9

		5,962

Health Care Facilities (4.0%)
HCA Inc.	28,797	1,360
Quest Diagnostics, Inc.	6,342	630
*Laboratory Corp. of America Holdings	10,458	501
Health Management Associates Class A	18,353	422
*Tenet Healthcare Corp.	35,142	383
*DaVita, Inc.	7,513	317
*Triad Hospitals, Inc.	5,863	256
Manor Care, Inc.	6,689	228
*Renal Care Group, Inc.	5,136	202
*Pharmaceutical Product Development, Inc.	3,943	168
*LifePoint Hospitals, Inc.	2,864	115
*Beverly Enterprises, Inc.	8,323	100
*Kindred Healthcare, Inc.	2,840	93
*United Surgical Partners International, Inc.	2,162	89
*American Healthways Inc.	2,380	81
Sunrise Senior Living, Inc.	1,411	67
*Genesis Healthcare Corp.	1,318	54
National Healthcare Corp.	670	25
Specialty Laboratories, Inc.	486	5

		5,096

Health Care Management Services (8.1%)
UnitedHealth Group Inc.	49,509	4,513
Aetna Inc.	11,152	1,628
*Caremark Rx, Inc.	32,663	1,250
IMS Health, Inc.	17,600	429
*PacifiCare Health Systems, Inc.	6,436	409
*Humana Inc.	11,323	377
*Health Net Inc.	8,536	255
*Community Health Systems, Inc.	6,535	212
Universal Health Services Class B	4,037	191
*WebMD Corp.	22,730	171
*AMERIGROUP Corp.	3,735	149
*Cerner Corp.	2,269	118
*Sierra Health Services, Inc.	1,837	113
*Pediatrix Medical Group, Inc.	1,633	112
*Centene Corp.	3,007	100
*AmSurg Corp.	2,341	57
*Wellcare Group Inc.	1,680	53
*Molina Healthcare Inc.	1,110	50
Eclipsys Corp.	3,087	48
*Per-Se Technologies, Inc.	2,367	36
Hooper Holmes, Inc.	4,707	21
OCA Inc.	3,674	18
Computer Programs and Systems, Inc.	325	8
*CorVel Corp.	340	8

		10,326

Identification Control & Filter Devices (0.3%)
Waters Corp.	9,162	448

Insurance-Multiline (0.8%)
CIGNA Corp.	10,156	922
*WellChoice Inc.	2,519	130
HealthExtras, Inc.	1,743	28

		1,080

Medical & Dental Instruments & Supplies (11.6%)
Guidant Corp.	24,160	1,773
Zimmer Holdings, Inc.	18,642	1,601
Boston Scientific Corp.	47,893	1,564
Becton, Dickinson & Co.	18,910	1,132
*St. Jude Medical, Inc.	26,715	1,045
Stryker Corp.	19,734	980
Biomet, Inc.	18,165	767
C.R. Bard, Inc.	7,894	525
*Patterson Cos	7,712	383
Beckman Coulter, Inc.	4,591	323
DENTSPLY International Inc.	5,547	305
Bausch & Lomb, Inc.	4,035	286
Cooper Cos., Inc.	3,098	255
*Henry Schein, Inc.	3,159	229
*Kinetic Concepts, Inc.	3,089	202
*Cytyc Corp.	8,535	195
*Edwards Lifesciences Corp.	4,451	191
*Gen-Probe Inc.	3,678	187
*INAMED Corp.	2,691	183
*Dade Behring Holdings Inc.	2,904	182
*Respironics, Inc.	2,720	157
*ResMed Inc.	2,472	146
*STERIS Corp.	5,350	132
Mentor Corp.	3,301	114
*Sybron Dental Specialties, Inc.	2,984	107
*Advanced Medical Optics, Inc.	2,747	104
*Immucor Inc.	3,494	104

	Shares	Market Value^ (000)

*Techne Corp.	2,999	$ 102
Invacare Corp.	2,064	97
*American Medical Systems Holdings, Inc.	2,361	94
Owens & Minor, Inc. Holding Co.	3,013	84
Diagnostic Products Corp.	1,715	78
PolyMedica Corp.	2,134	73
Sola International Inc.	2,543	71
*Ventana Medical Systems, Inc.	1,018	68
*Biosite Inc.	1,169	68
*CONMED Corp.	2,246	67
*Bio-Rad Laboratories, Inc. Class A	1,254	61
Cyberonics, Inc.	1,631	61
*PSS World Medical, Inc.	4,975	61
Wright Medical Group, Inc.	2,343	60
West Pharmaceutical Services, Inc.	2,323	60
*Laserscope	1,646	55
Arrow International, Inc.	1,505	51
*Viasys Healthcare Inc.	2,378	49
Advanced Neuromodulation Systems, Inc.	1,635	48
*DJ Orthopedics Inc.	1,743	42
SurModics, Inc.	1,165	37
Thoratec Corp.	3,030	36
*Kyphon Inc.	1,329	33
ICU Medical, Inc.	1,016	31
SonoSite, Inc.	1,135	31
*Merit Medical Systems, Inc.	1,932	25
Align Technology, Inc.	3,297	25
Inverness Medical Innovations, Inc.	1,041	25
*Molecular Devices Corp.	1,038	22
*OraSure Technologies, Inc.	3,118	21
Vital Signs, Inc.	351	14
Young Innovations, Inc.	310	11
Conceptus, Inc.	1,260	10
Closure Medical Corp.	405	9

		14,852

Medical Services (0.7%)
*Coventry Health Care Inc.	7,348	464
*Covance, Inc.	4,660	204
*VCA Antech, Inc.	5,988	120
Magellan Health Services, Inc.	2,117	72
*PAREXEL International Corp.	2,045	46
*RehabCare Group, Inc.	1,308	38

		944

Multi-Sector Companies (0.2%)
Hillenbrand Industries, Inc.	4,196	237

Retail (0.4%)
Fisher Scientific International Inc.	8,977	544

Scientific Equipment & Supplies (0.3%)
Applera Corp.-Applied Biosystems Group	14,792	304
*Varian, Inc.	2,680	114
Bioveris Corp.	1,276	8

		426

Services-Commercial (0.1%)
Chemed Corp.	940	67
*The Advisory Board Co.	1,209	48
Cross Country Healthcare, Inc.	1,670	26
*AMN Healthcare Services, Inc.	849	11
Medical Staffing Network Holdings, Inc.	532	3

		155

TOTAL COMMON STOCKS
(Cost $125,511)		127,825

TEMPORARY CASH INVESTMENT (0.0%)

Vanguard Market Liquidity Fund, 2.540%**-Note E
(Cost $11)	10,800	$11

TOTAL INVESTMENTS (99.9%)
(Cost $125,522)		127,836

OTHER ASSETS AND LIABILITIES--NET (0.1%)		176

NET ASSETS (100%)		$128,012

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments in Securities at Value		$127,836
Receivables for Capital Shares Issued		10,002
Other Assets--Note B		582

Total Assets		138,420

Liabilities
Payables for Investment Securities Purchased		(10,358)
Other Liabilities--Note E		(50)

Total Liabilities		(10,408)

NET ASSETS (100%)		$128,012

Amount (000)

AT FEBRUARY 28, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$125,467
Undistributed Net Investment Income	221
Accumulated Net Realized Gains	10
Unrealized Appreciation	2,314

NET ASSETS	$128,012

Admiral Shares-Net Assets
Applicable to 2,122,499 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$53,040

NET ASSET VALUE PER SHARE-ADMIRAL SHARES	$24.99

VIPER Shares--Net Assets
Applicable to 1,500,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$74,972

NET ASSET VALUE PER SHARE-VIPER SHARES	$49.98

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Industrials Index Fund	Shares	Market Value^ (000)

COMMON STOCKS (100.2%)

Aerospace (10.4%)
United Technologies Corp.	3,694	$ 369
The Boeing Co.	5,207	286
Lockheed Martin Corp.	2,716	161
Northrop Grumman Corp.	2,324	123
Rockwell Collins, Inc.	1,346	62
Goodrich Corp.	864	32
*United Defense Industries Inc.	438	24
*Alliant Techsystems, Inc.	310	21
*Moog Inc.	180	8
Teledyne Technologies, Inc.	238	7
Curtiss-Wright Corp.	112	6
*Orbital Sciences Corp.	562	6
United Industrial Corp.	146	5
MTC Technologies, Inc.	110	4
HEICO Corp. Class A	198	3
HEICO Corp.	92	2
Argon ST, Inc.	12	—

		1,119

Air Transportation (3.8%)
FedEx Corp.	2,056	201
Southwest Airlines Co.	5,298	73
Expeditors International of Washington, Inc.	800	44
*AMR Corp.	1,398	12
*EGL, Inc.	354	11
JetBlue Airways Corp.	618	11
Skywest, Inc.	485	8
Aviall Inc.	284	8
Alaska Air Group, Inc.	233	7
*Continental Airlines, Inc. Class B	594	6
*AirTran Holdings, Inc.	758	6
*Delta Air Lines, Inc.	1,091	5
*ExpressJet Holdings, Inc.	442	5
*Northwest Airlines Corp. Class A	682	5
Frontier Airlines, Inc.	415	4
America West Holdings Corp. Class B	646	3
*Mesa Air Group Inc.	404	3

		412

Auto Trucks & Parts (1.3%)
PACCAR, Inc.	1,200	90
Oshkosh Truck Corp.	292	22
Navistar International Corp.	518	20
*Wabash National Corp.	338	9

		141

Building-Air Conditioning (0.2%)
York International Corp.	376	15
Lennox International Inc.	436	9

		24

Building-Heating & Plumbing (0.1%)
Jacuzzi Brands, Inc.	786	8
AAON, Inc.	172	3

		11

Building-Miscellaneous (0.0%)
Griffon Corp.	224	5

Building-Roof & Wallboard (0.2%)
USG Corp.	295	9
ElkCorp	220	8

		17

Building Materials (1.5%)
Masco Corp.	3,188	108
Hughes Supply, Inc.	542	17
Simpson Manufacturing Co.	273	9
Watsco, Inc.	230	9
*NCI Building Systems, Inc.	216	8
Trex Co., Inc.	108	5
Ameron International Corp.	116	4

		160

Chemicals (0.0%)
Energy Conversion Devices, Inc.	254	5

Commercial Information Services (0.1%)
LECG Corp.	228	4
SOURCECORP, Inc.	184	4
		8

Communications Technology (0.5%)
L-3 Communications Holdings, Inc.	756	55

Computer Services Software & Systems (0.1%)
Mercury Computer Systems, Inc.	234	7

Construction (0.3%)
Washington Group International, Inc.	252	11
Granite Construction Co.	348	9
EMCOR Group, Inc.	176	8

		28

Consumer Products (0.2%)
The Toro Co.	191	17

Container & Package-Metal & Glass (0.0%)
* Mobile Mini, Inc.	138	5

Copper (0.1%)
Mueller Industries Inc.	268	8

Diversified Financial Services (0.1%)
PHH Corp.	369	8

Diversified Manufacturing (1.2%)
American Standard Cos., Inc.	1,364	62
Clarcor Inc.	232	13
*Armor Holdings, Inc.	286	11
Brady Corp. Class A	328	11
Acuity Brands, Inc.	351	10
*Hexcel Corp.	536	9
Barnes Group, Inc.	200	5
Tredegar Corp.	294	5

		126

Diversified Production (1.9%)
Danaher Corp.	1,818	98
Dover Corp.	1,526	59
Pentair, Inc.	716	30
*Thomas & Betts Corp.	518	16

		203

Education--Services (1.9%)
Apollo Group, Inc. Class A	1,108	82
Career Education Corp.	766	26
*ITT Educational Services, Inc.	368	18
*Education Management Corp.	540	16
*Laureate Education Inc.	358	16
*Corinthian Colleges, Inc.	751	13
Strayer Education, Inc.	116	12
DeVry, Inc.	522	9
*Bright Horizons Family Solutions, Inc.	112	8
Universal Technical Institute Inc.	143	5
Learning Tree International, Inc.	228	3

		208

Electrical Equipment & Components (2.9%)
Emerson Electric Co.	3,012	200
Cooper Industries, Inc. Class A	684	47
Ametek, Inc.	562	22
Genlyte Group, Inc.	104	9
Baldor Electric Co.	308	8
Triumph Group, Inc.	188	7
Franklin Electric, Inc.	158	6
A.O. Smith Corp.	178	5
Power-One, Inc.	608	4

	Shares	Market Value^ (000)

* General Cable Corp.	81	$ 1
Color Kinetics Inc.	26	—

		309

Electronics (0.0%)
II-VI, Inc.	152	6

Electronics-Technology (3.4%)
General Dynamics Corp.	1,238	130
Raytheon Co.	3,250	124
Rockwell Automation, Inc.	1,373	85
*DRS Technologies, Inc.	236	10
EDO Corp.	202	6
Cubic Corp.	222	4
*Herley Industries Inc.	220	4

		363

Energy Equipment (0.1%)
Plug Power, Inc.	692	5
Global Power Equipment Group Inc.	368	4

		9

Energy Miscellaneous (0.0%)
* FuelCell Energy, Inc.	528	6

Engineering & Contracting Services (0.9%)
Fluor Corp.	650	41
*Jacobs Engineering Group Inc.	411	23
*Dycom Industries, Inc.	430	12
*URS Corp.	360	10
Quanta Services, Inc.	1,080	8
Infrasource Services Inc.	56	1

		95

Financial Data Processing Services (0.2%)
Deluxe Corp.	414	16
John H. Harland Co.	238	9
PRG-Schultz International, Inc.	526	2

		27

Financial Information Services (0.6%)
Equifax, Inc.	1,088	33
*The Dun & Bradstreet Corp.	528	32
		65

Financial Miscellaneous (0.7%)
H & R Block, Inc.	1,151	61
Sotheby's Holdings Class A	378	7
Portfolio Recovery Associates, Inc.	132	5
Asset Acceptance Capital Corp.	146	3
		76

Forest Products (0.0%)
Universal Forest Products, Inc.	152	6

Forms & Bulk Print Services (0.1%)
Ennis, Inc.	220	4
The Standard Register Co.	189	3

		7

Glass (0.0%)
Apogee Enterprises, Inc.	378	5

Health & Personal Care (0.1%)
*Stericycle, Inc.	336	15

Household Furnishings (0.0%)
American Woodmark Corp.	119	4

Identification Control & Filter Devices (2.5%)
Parker Hannifin Corp.	881	58
American Power Conversion Corp.	1,372	30
Pall Corp.	1,006	27
Hubbell Inc. Class B	420	23
Donaldson Co., Inc.	646	21
Roper Industries Inc.	304	20
IDEX Corp.	396	16
Crane Co.	430	13
Flowserve Corp.	482	12
*ESCO Technologies Inc.	130	11
Mine Safety Appliances Co.	224	10
CUNO Inc.	166	9
Watts Water Technologies, Inc.	213	7
Robbins & Myers, Inc.	206	5
C & D Technologies, Inc.	302	4
Gorman-Rupp Co.	188	4
Vicor Corp.	344	4

		274

Insurance-Multiline (0.1%)
*Alleghany Corp.	46	13

Machine Tools (0.1%)
Lincoln Electric Holdings, Inc.	312	10

Machinery & Engineering (0.0%)
Applied Industrial Technology, Inc.	226	6

Machinery--Agricultural (1.4%)
Deere & Co.	1,812	129
*AGCO Corp.	748	15
Lindsay Manufacturing Co.	168	4

		148

Machinery-Construction & Handling (2.6%)
Caterpillar, Inc.	2,494	237
Terex Corp.	402	18
The Manitowoc Co., Inc.	252	10
Stewart & Stevenson Services, Inc.	344	7
NACCO Industries, Inc. Class A	49	5
*Astec Industries, Inc.	218	4

		281

Machinery-Engines (0.3%)
Cummins Inc.	274	20
Briggs & Stratton Corp.	328	13

		33

Machinery-Industrial/Special (3.5%)
Illinois Tool Works, Inc.	1,844	166
Ingersoll-Rand Co.	1,261	106
Joy Global Inc.	594	22
Kennametal, Inc.	318	16
*Actuant Corp.	234	13
Nordson Corp.	290	12
Woodward Governor Co.	110	8
Gardner Denver Inc.	183	8
Thomas Industries, Inc.	148	6
Tecumseh Products Co. Class A	140	6
Kadant Inc.	226	5
Tennant Co.	112	4
Curtiss-Wright Corp. Class B	62	3
Tecumseh Products Co. Class B	28	1

		376

Machinery-Specialty (0.4%)
Graco, Inc.	552	21
Engineered Support Systems, Inc.	240	13
JLG Industries, Inc.	384	8

		42

Manufacturing (0.1%)
Federal Signal Corp.	466	7
Standex International Corp.	168	5

		12

Metal Fabricating (0.9%)
Precision Castparts Corp.	506	38
The Timken Co.	576	16
Shaw Group, Inc.	567	12
Kaydon Corp.	284	9

	Shares	Market Value^ (000)

Valmont Industries, Inc.	236	$ 6
CIRCOR International, Inc.	228	6
Penn Engineering & Manufacturing Corp.	210	4
*Encore Wire Corp.	272	3

		94

Metals & Minerals & Commodities (0.1%)
*Ceradyne, Inc.	249	8

Metals & Minerals Miscellaneous (0.1%)
*GrafTech International Ltd.	900	8

Miscellaneous Equipment (0.3%)
W.W. Grainger, Inc.	600	38

Miscellaneous Materials & Processing (0.0%)
Insituform Technologies Inc. Class A	248	4

Multi-Sector Companies (33.3%)
General Electric Co.	60,298	2,122
Tyco International Ltd.	14,440	483
3M Co.	5,371	451
Honeywell International Inc.	5,944	226
Eaton Corp.	1,064	74
Textron, Inc.	926	72
ITT Industries, Inc.	634	56
SPX Corp.	618	28
Carlisle Co., Inc.	256	18
Teleflex Inc.	283	14
Walter Industries, Inc.	318	12
*McDermott International, Inc.	548	11
Trinity Industries, Inc.	354	10
GenCorp, Inc.	478	9
Sequa Corp. Class A	72	4
Kaman Corp. Class A	348	4

		3,594

Office Furniture & Business Equipment (1.2%)
Pitney Bowes, Inc.	1,716	79
HNI Corp.	440	19
Herman Miller, Inc.	612	18
Steelcase Inc.	466	7
*Imagistics International Inc.	190	6

		129

Office Supplies (0.4%)
Avery Dennison Corp.	710	43

Paper (0.1%)
Albany International Corp.	264	9

Power Transmission Equipment (0.1%)
Regal-Beloit Corp.	282	9

Printing & Copying Services (0.0%)
Bowne & Co., Inc.	394	6

Production Technical Equipment (0.1%)
*Esterline Technologies Corp.	241	8

Publishing-Miscellaneous (0.7%)
R.R. Donnelley & Sons Co.	1,552	52
Banta Corp.	244	11
Consolidated Graphics, Inc.	150	8

		71

Railroad Equipment (0.1%)
Wabtec Corp.	432	8

Railroads (4.2%)
Burlington Northern Santa Fe Corp.	2,732	137
Union Pacific Corp.	1,814	115
Norfolk Southern Corp.	2,900	104
CSX Corp.	1,620	67
Kansas City Southern	618	12
Florida East Coast Industries, Inc. Class A	232	10
*Genesee & Wyoming Inc. Class A	278	7
RailAmerica, Inc.	402	5

		457

Rent & Lease Services-Commercial (0.4%)
Ryder System, Inc.	494	21
*United Rentals, Inc.	620	12
McGrath RentCorp	99	4
Electro Rent Corp.	268	4

		41

Rent & Lease Services-Consumer (0.2%)
Dollar Thrifty Automotive Group, Inc.	280	9
*Wesco International, Inc.	224	8
*Amerco, Inc.	126	6

		23

Retail (0.5%)
Fastenal Co.	504	29
MSC Industrial Direct Co., Inc. Class A	408	13
School Specialty, Inc.	174	7
Lawson Products, Inc.	88	4

		53

Securities Brokers & Services (0.0%)
NCO Group, Inc.	282	6

Services-Commercial (7.7%)
Cendant Corp.	7,381	163
Waste Management, Inc.	4,210	123
Cintas Corp.	974	43
Republic Services, Inc. Class A	1,154	37
Robert Half International, Inc.	1,254	37
Manpower Inc.	700	31
ServiceMaster Co.	2,280	30
*ChoicePoint Inc.	690	28
Aramark Corp. Class B	858	24
*Monster Worldwide Inc.	813	23
The Corporate Executive Board Co.	296	19
The Brink's Co.	449	16
*Copart, Inc.	581	14
IKON Office Solutions, Inc.	1,266	13
Allied Waste Industries, Inc.	1,614	13
*Waste Connections, Inc.	356	12
Corrections Corp. of America REIT	308	12
*Navigant Consulting, Inc.	432	11
*Resources Global Professionals	220	11
Tetra Tech, Inc.	576	10
*West Corp.	258	9
Watson Wyatt & Co. Holdings	314	9
G & K Services, Inc. Class A	200	9
FTI Consulting, Inc.	432	8
ABM Industries Inc.	420	8
*Korn/Ferry International	396	8
*Heidrick & Struggles International, Inc.	222	8
Viad Corp.	258	7
Kelly Services, Inc. Class A	228	7
*Labor Ready, Inc.	351	7
*Teletech Holdings Inc.	546	6
Rollins, Inc.	244	6
Gevity HR, Inc.	334	6
*Coinstar, Inc.	256	6
*CoStar Group, Inc.	162	6
Geo Group Inc.	188	5
Spherion Corp.	682	5
Pre-Paid Legal Services, Inc.	139	5
Volt Information Sciences Inc.	158	5
Hudson Highland Group, Inc.	264	4
*Vertrue Inc.	113	4
CDI Corp.	200	4

	Shares	Market Value^ (000)

Century Business Services, Inc.	950	4
Jackson Hewitt Tax Service Inc.	185	4
Central Parking Corp.	264	4
Sirva Inc.	408	4

		828

Shipping (0.2%)
Alexander & Baldwin, Inc.	307	14
Kirby Corp.	206	9

		23

Steel (0.2%)
Harsco Corp.	320	19

Telecommunications Equipment (0.0%)
Mastec Inc.	415	4

Transportation Miscellaneous (3.6%)
United Parcel Service, Inc.	4,242	329
C.H. Robinson Worldwide, Inc.	574	31
Laidlaw International Inc.	490	11
Pacer International, Inc.	360	9
UTI Worldwide, Inc.	123	9
Sea Containers Ltd. Class A	308	6

		395

Truckers (1.6%)
J.B. Hunt Transport Services, Inc.	466	22
*Yellow Roadway Corp.	366	21
CNF Inc.	422	19
*Landstar System, Inc.	466	16
USF Corp.	262	13
*Swift Transportation Co., Inc.	442	10
Heartland Express, Inc.	492	10
Knight Transportation, Inc.	376	10
*Forward Air Corp.	214	9
Overnite Corp.	276	9
Werner Enterprises, Inc.	422	9
Arkansas Best Corp.	188	8
*Old Dominion Freight Line, Inc.	222	8
Covenant Transport, Inc.	174	4
P.A.M. Transportation Services, Inc.	178	3

		171

Wholesalers (0.3%)
Adesa, Inc.	722	16
*United Stationers, Inc.	306	13

		29

TOTAL INVESTMENTS
(Cost $9,829)		10,833

OTHER ASSETS AND LIABILITIES (-0.2%)

Other Assets--Note B		43
Liabilities		(70)

		(27)

NET ASSETS (100%)		$10,806

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
REIT-Real Estate Investment Trust.

Amount (000)

AT FEBRUARY 28, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$9,722
Undistributed Net Investment Income	29
Accumulated Net Realized Gains	51
Unrealized Appreciation	1,004

NET ASSETS	$10,806

VIPER Shares--Net Assets
Applicable to 200,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$10,806

NET ASSET VALUE PER SHARE--VIPER SHARES	$54.03

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Information Technology Index Fund	Shares	Market Value^ (000)

COMMON STOCKS (99.9%)

Advertising Agencies (0.1%)
*ValueClick, Inc.	958	$ 12
*aQuantive, Inc.	611	6
Marchex, Inc.	197	4

		22

Chemicals (0.0%)
*Cabot Microelectronics Corp.	275	9

Commercial Information Services (0.1%)
*Ask Jeeves, Inc.	534	12
CMGI Inc.	4,196	8
*infoUSA Inc.	496	5

		25

Communications Technology (15.8%)
*Cisco Systems, Inc.	76,623	1,335
QUALCOMM Inc.	18,872	681
Motorola, Inc.	27,516	431
Corning, Inc.	16,232	186
*Lucent Technologies, Inc.	50,237	154
Juniper Networks, Inc.	5,314	114
*NCR Corp.	2,174	85
Avaya Inc.	4,978	70
Scientific-Atlanta, Inc.	1,777	55
*Comverse Technology, Inc.	2,254	52
Harris Corp.	772	52
Symbol Technologies, Inc.	2,805	50
*McAfee Inc.	1,834	42
*Tellabs, Inc.	5,216	37
JDS Uniphase Corp.	16,007	30
*TIBCO Software Inc.	2,177	21
ADC Telecommunications, Inc.	9,075	21
*Avocent Corp.	593	20
*Brocade Communications Systems, Inc.	3,105	19
3Com Corp.	4,775	17
*Foundry Networks, Inc.	1,405	15
UTStarcom, Inc.	1,104	14
ADTRAN Inc.	757	14
Anixter International Inc.	323	12
*Tekelec	644	11
*CIENA Corp.	5,498	11
CSG Systems International, Inc.	581	10
*CommScope, Inc.	611	9
Harmonic, Inc.	840	9
*Sycamore Networks, Inc.	2,553	9
*WebEx Communications, Inc.	392	9
*j2 Global Communications, Inc.	233	9
Black Box Corp.	202	8
*Extreme Networks, Inc.	1,221	7
*Aspect Communications Corp.	631	7
*Ixia	378	7
Inter-Tel, Inc.	211	6
*ViaSat, Inc.	266	5
*Ditech Communications Corp.	349	4
Talx Corp.	211	4
Remec, Inc.	618	4
*SeaChange International, Inc.	279	4
*InterVoice, Inc.	356	4
*Atheros Communications	268	4
Secure Computing Corp.	363	3
*Westell Technologies, Inc.	526	3
Enterasys Networks, Inc.	2,146	3
*Standard Microsystem Corp.	177	3
*Anaren, Inc.	223	3
*Novatel Wireless, Inc.	259	3
Entrust, Inc.	667	3
Bel Fuse, Inc. Class B	84	3
Finisar Corp.	1,660	2
NETGEAR, Inc.	174	2
Echelon Corp.	296	2
*Ulticom, Inc.	135	2
Oplink Communications, Inc.	979	2
Avanex Corp.	811	1
*Net2Phone, Inc.	466	1
Bel Fuse, Inc. Class A	29	1

		3,705

Computer Services Software & Systems (24.4%)
Microsoft Corp.	114,051	2,872
Oracle Corp.	44,797	578
Adobe Systems, Inc.	2,795	173
Symantec Corp.	7,354	162
Computer Associates International, Inc.	5,469	148
Accenture Ltd.	5,665	145
Veritas Software Corp.	5,071	123
*Computer Sciences Corp.	2,216	102
*Intuit, Inc.	2,120	91
Autodesk, Inc.	2,703	80
*Cognizant Technology Solutions Corp.	1,537	73
*Affiliated Computer Services, Inc. Class A	1,401	72
*Mercury Interactive Corp.	1,068	49
Siebel Systems, Inc.	5,525	47
*QLogic Corp.	1,095	44
*Citrix Systems, Inc.	1,958	44
*Cadence Design Systems, Inc.	3,100	43
BMC Software, Inc.	2,628	39
BEA Systems, Inc.	4,385	36
Ceridian Corp.	1,776	32
*Compuware Corp.	4,622	31
*Macromedia, Inc.	833	28
*NAVTEQ Corp.	606	27
Novell, Inc.	4,562	24
*Hyperion Solutions Corp.	444	22
*Red Hat, Inc.	1,901	22
Acxiom Corp.	965	22
Sybase, Inc.	1,098	21
Reynolds & Reynolds Class A	742	21
*F5 Networks, Inc.	367	20
National Instruments Corp.	677	19
*CACI International, Inc.	358	19
*Parametric Technology Corp.	3,006	17
*Websense, Inc.	286	17
*MICROS Systems, Inc.	452	15
*Anteon International Corp.	372	14
*Akamai Technologies, Inc.	1,269	14
*ANSYS, Inc.	380	14
BearingPoint, Inc.	1,734	14
*Macrovision Corp.	551	13
Mentor Graphics Corp.	911	13
*Wind River Systems Inc.	864	12
*SRA International, Inc.	187	11
*Ascential Software Corp.	659	10
*Internet Security Systems, Inc.	506	10
*Electronics for Imaging, Inc.	599	10
*MicroStrategy Inc.	137	10
*Digital River, Inc.	320	10
*Openwave Systems Inc.	752	10
*Transaction Systems Architects, Inc.	401	9
*Digitas Inc.	933	9
*Progress Software Corp.	391	9
*Epicor Software Corp.	565	9
Informatica Corp.	1,094	9
*SERENA Software, Inc.	355	8
Borland Software Corp.	950	8
*SafeNet, Inc.	263	8
Equinix, Inc.	176	8
RealNetworks, Inc.	1,206	8
*Keane, Inc.	537	7
NetIQ Corp.	590	7

	Shares	Market Value^ (000)

Verint Systems Inc.	173	$ 7
*Sapient Corp.	880	7
*Quest Software, Inc.	462	6
Manhattan Associates, Inc.	314	6
Magma Design Automation, Inc.	453	6
Altiris, Inc.	201	6
*Ariba, Inc.	636	6
Packeteer, Inc.	337	5
Zoran Corp.	472	5
Ciber, Inc.	648	5
Retek Inc.	572	5
SS&C Technologies, Inc.	195	5
*Verity, Inc.	394	5
Micromuse Inc.	920	5
ScanSoft, Inc.	1,014	4
*ManTech International Corp.	174	4
Open Solutions Inc.	201	4
JDA Software Group, Inc.	297	4
*MSC Software Corp.	313	4
SupportSoft, Inc.	633	4
Interwoven Inc.	409	4
*Agile Software Corp.	538	4
SonicWALL, Inc.	590	4
*SPSS, Inc.	179	3
Vignette Corp.	2,882	3
webMethods, Inc.	543	3
MRO Software Inc.	251	3
Opsware, Inc.	598	3
SYNNEX Corp.	144	3
Pinnacle Systems, Inc.	693	3
Lawson Software Inc.	503	3
ActivCard Corp.	432	3
Lionbridge Technologies, Inc.	461	3
*Concur Technologies, Inc.	326	3
MatrixOne, Inc.	513	3
*E.piphany Inc.	772	3
*Jupitermedia Corp.	183	2
Keynote Systems Inc.	195	2
EPIQ Systems, Inc.	182	2
*Tyler Technologies, Inc.	304	2
Integral Systems, Inc.	101	2
OpenTV Corp.	861	2
PDF Solutions, Inc.	142	2
*PalmSource, Inc.	189	2
SeeBeyond Technology Corp.	492	2
Blue Coat Systems, Inc.	97	2
Motive, Inc.	141	2
Digimarc Corp.	200	2
PEC Solutions, Inc.	127	1
Manugistics Group, Inc.	729	1
Syntel, Inc.	71	1
*Blackboard Inc.	73	1
Embarcadero Technologies, Inc.	153	1
*Gartner, Inc. Class A	84	1
QAD Inc.	98	1
iGATE Corp.	180	1
*Pegasystems Inc.	112	1

		5,728

Computer Technology (22.4%)
International Business Machines Corp.	19,371	1,793
Dell Inc.	26,170	1,049
Hewlett-Packard Co.	33,413	695
Apple Computer, Inc.	9,038	405
EMC Corp.	28,007	355
Sun Microsystems, Inc.	38,991	165
Electronic Data Systems Corp.	5,963	127
*Network Appliance, Inc.	3,977	119
*NVIDIA Corp.	1,885	55
Seagate Technology	3,016	54
*SanDisk Corp.	1,911	51
*Storage Technology Corp.	1,321	42
*Zebra Technologies Corp. Class A	735	37
Synopsys, Inc.	1,819	33
*Unisys Corp.	3,880	30
*Western Digital Corp.	2,475	28
*Ingram Micro, Inc. Class A	1,368	25
Emulex Corp.	920	16
*Maxtor Corp.	2,735	15
Imation Corp.	397	14
*UNOVA, Inc.	532	12
*PalmOne, Inc.	519	12
*RSA Security Inc.	729	12
Gateway, Inc.	2,486	12
*Perot Systems Corp.	867	12
FileNET Corp.	487	11
Intergraph Corp.	369	11
*Hutchinson Technology, Inc.	289	9
Adaptec, Inc.	1,243	7
*Synaptics Inc.	257	6
Advanced Digital Information Corp.	653	5
Quantum Corp.	1,874	5
*Komag, Inc.	214	4
McDATA Corp. Class A	951	4
Lexar Media, Inc.	794	3
*Cray Inc.	844	3
Silicon Graphics, Inc.	2,665	3
Dot Hill Systems Corp.	431	3
InFocus Corp.	415	3
Iomega Corp.	536	2
Safeguard Scientifics, Inc.	1,256	2
FalconStor Software, Inc.	236	2
McDATA Corp.	345	1

		5,252

Consumer Electronics (4.3%)
Yahoo! Inc.	14,262	460
Electronic Arts Inc.	3,537	228
Google Inc.	489	92
*VeriSign, Inc.	2,948	81
*Activision, Inc.	1,645	36
*Take-Two Interactive Software, Inc.	545	20
*Earthlink, Inc.	1,764	15
*CNET Networks, Inc.	1,547	14
*InfoSpace, Inc.	281	12
*THQ Inc.	426	12
*DoubleClick Inc.	1,406	11
Midway Games Inc.	657	7
*United Online, Inc.	539	6
Digital Theater Systems Inc.	137	3
FindWhat.com	171	2
Atari, Inc.	384	1

		1,000

Diversified Financial Services (0.1%)
*BISYS Group, Inc.	1,362	20
*Euronet Worldwide, Inc.	268	7

		27

Education-Services (0.0%)
Renaissance Learning, Inc.	104	2

Electrical & Electronics (0.2%)
*Benchmark Electronics, Inc.	486	16
Power Integrations, Inc.	332	7
Plexus Corp.	474	5
*TTM Technologies, Inc.	417	4
OSI Systems Inc.	154	3
*Universal Display Corp.	236	2

		37

	Shares	Market Value^ (000)

Electrical Equipment & Components (0.4%)
Molex, Inc. Class A	947	$ 22
Molex, Inc.	737	19
*Littelfuse, Inc.	280	9
*Technitrol, Inc.	417	7
*Taser International Inc.	555	7
*MKS Instruments, Inc.	384	7
CTS Corp.	402	5
Cohu, Inc.	221	4
Sonic Solutions, Inc.	251	4

		84

Electronics (1.3%)
*Flextronics International Ltd.	6,497	87
*Amphenol Corp.	1,036	41
*Sanmina-SCI Corp.	6,013	33
*FLIR Systems, Inc.	802	25
*Avid Technology, Inc.	366	25
*Vishay Intertechnology, Inc.	1,795	23
*Semtech Corp.	809	16
*Aeroflex, Inc.	912	9
AVX Corp.	675	8
Agilysys, Inc.	328	6
Methode Electronics, Inc. Class A	371	4
Park Electrochemical Corp.	206	4
BEI Technologies, Inc.	146	4
*Multi-Fineline Electronix, Inc.	171	4
*Daktronics, Inc.	156	3
Kopin Corp.	731	3
		295

Electronics-Gauge & Meter (0.3%)
Tektronix, Inc.	1,055	31
*Mettler-Toledo International Inc.	502	26
Itron, Inc.	218	6
Keithley Instruments Inc.	143	2
*Metrologic Instruments, Inc.	92	2

		67

Electronics-Semiconductors/Components (17.9%)
Intel Corp.	73,578	1,764
Texas Instruments, Inc.	20,162	534
Maxim Integrated Products, Inc.	3,787	163
Analog Devices, Inc.	4,412	162
Linear Technology Corp.	3,594	140
Xilinx, Inc.	4,079	123
Broadcom Corp.	3,079	99
Altera Corp.	4,339	90
National Semiconductor Corp.	4,128	82
*Marvell Technology Group Ltd.	2,177	80
*Micron Technology, Inc.	6,394	74
Advanced Micro Devices, Inc.	4,166	73
Microchip Technology, Inc.	2,406	66
*Freescale Semiconductor, Inc. Class B	3,110	60
*Jabil Circuit, Inc.	1,858	48
*Arrow Electronics, Inc.	1,382	37
*International Rectifier Corp.	777	34
Intersil Corp.	1,812	31
LSI Logic Corp.	4,611	29
*Freescale Semiconductor Inc. Class A	1,508	29
*Avnet, Inc.	1,463	28
Fairchild Semiconductor International, Inc.	1,346	22
*Cypress Semiconductor Corp.	1,553	22
PMC Sierra Inc.	2,160	22
*Cree, Inc.	908	21
*MEMC Electronic Materials, Inc.	1,496	19
*Rambus Inc.	1,104	19
*Integrated Circuit Systems, Inc.	906	18
*Agere Systems Inc. Class A	10,191	17
Agere Systems Inc. Class B	10,150	16
Silicon Laboratories Inc.	439	15
Atmel Corp.	4,778	15
*Integrated Device Technology Inc.	1,198	15
*Skyworks Solutions, Inc.	1,944	14
*OmniVision Technologies, Inc.	684	14
*SigmaTel Inc.	317	13
*Tessera Technologies, Inc.	311	13
*RF Micro Devices, Inc.	2,272	13
Applied Micro Circuits Corp.	3,424	12
*Microsemi Corp.	721	12
*Silicon Image, Inc.	738	9
Conexant Systems, Inc.	4,579	8
*DSP Group Inc.	316	8
*FormFactor Inc.	336	8
Vitesse Semiconductor Corp.	2,445	7
*Micrel, Inc.	768	7
*ON Semiconductor Corp.	1,572	7
Lattice Semiconductor Corp.	1,287	7
Exar Corp.	453	6
Amkor Technology, Inc.	1,162	5
Genesis Microchip Inc.	337	5
TriQuint Semiconductor, Inc.	1,404	5
*Cirrus Logic, Inc.	983	5
Silicon Storage Technology, Inc.	979	5
Actel Corp.	264	5
*Pixelworks, Inc.	402	4
Virage Logic Corp.	237	3
*Excel Technology, Inc.	127	3
Mindspeed Technologies, Inc.	978	3
AMIS Holdings Inc.	245	3
Integrated Silicon Solution, Inc.	391	2
Pericom Semiconductor Corp.	268	2
IXYS Corp.	216	2
Transmeta Corp.	1,961	2
*ESS Technology, Inc.	347	2
SiRF Technology Holdings, Inc.	156	2
*Siliconix, Inc.	61	2

		4,185

Electronics-Technology (0.6%)
*Solectron Corp.	11,212	56
*Trimble Navigation Ltd.	615	22
*The Titan Corp.	1,003	17
*Coherent, Inc.	333	10
*ScanSource, Inc.	137	9
Checkpoint Systems, Inc.	490	8
KEMET Corp.	898	7
Identix, Inc.	911	5

		134

Financial Data Processing Services (5.3%)
First Data Corp.	9,656	396
Automatic Data Processing, Inc.	6,785	291
Paychex, Inc.	3,985	127
SunGard Data Systems, Inc.	3,400	89
Fiserv, Inc.	2,287	87
DST Systems, Inc.	784	37
*CheckFree Corp.	883	34
Fair, Isaac, Inc.	801	27
Certegy, Inc.	732	26
*Kronos, Inc.	380	21
Global Payments Inc.	362	20
*Alliance Data Systems Corp.	490	19
Jack Henry & Associates Inc.	897	18
Total System Services, Inc.	504	12
*eFunds Corp.	526	12
*Digital Insight Corp.	346	6
*iPayment Holdings, Inc.	128	6
Advent Software, Inc.	293	5
CCC Information Services Group	74	2

		1,235

	Shares	Market Value^ (000)

Financial Information Services (0.1%)
FactSet Research Systems Inc.	338	$ 11
*S1 Corp.	732	6
HomeStore, Inc.	1,031	2

		19

Identification Control & Filter Devices (0.6%)
Agilent Technologies, Inc.	5,136	123
*Paxar Corp.	403	9
Veeco Instruments, Inc.	303	5
Asyst Technologies, Inc.	585	3
Advanced Energy Industries, Inc.	215	2

		142

Machinery--Specialty (0.0%)
Helix Technology Corp.	274	5
Applied Films Corp.	153	3
Semitool, Inc.	174	2

		10

Medical & Dental Instruments & Supplies (0.0%)
Landauer, Inc.	92	4

Miscellaneous Materials & Processing (0.0%)
*Rogers Corp.	222	10

Office Furniture & Business Equipment (1.5%)
*Xerox Corp.	11,085	173
Lexmark International, Inc.	1,499	120
Diebold, Inc.	842	45
Presstek, Inc.	357	3

		341

Production Technical Equipment (3.2%)
*Applied Materials, Inc.	19,779	346
KLA-Tencor Corp.	2,304	114
Novellus Systems, Inc.	1,681	50
*LAM Research Corp.	1,565	49
*Teradyne, Inc.	2,279	35
*Varian Semiconductor Equipment Associates, Inc.	446	18
Cognex Corp.	522	14
*Dionex Corp.	238	14
*Cymer, Inc.	466	13
*Axcelis Technologies, Inc.	1,141	10
ATMI, Inc.	345	9
*Brooks Automation, Inc.	483	9
Electro Scientific Industries, Inc.	311	7
Credence Systems Corp.	779	7
FEI Co.	276	7
MTS Systems Corp.	219	7
*Entegris Inc.	667	6
*Photronics Inc.	337	6
Mykrolis Corp.	424	6
DuPont Photomasks, Inc.	185	5
*Mattson Technology, Inc.	460	5
Kulicke & Soffa Industries, Inc.	629	4
Photon Dynamics, Inc.	173	4
*Ultratech, Inc.	238	4
LTX Corp.	647	4
*Rudolph Technologies, Inc.	138	3

		756

Retail (0.2%)
CDW Corp.	764	44
*Global Imaging Systems, Inc.	263	9

		53

Scientific Equipment & Supplies (0.0%)
Newport Corp.	438	6

Services--Commercial (0.6%)
Sabre Holdings Corp.	1,595	34
*Iron Mountain, Inc.	1,086	29
*Convergys Corp.	1,603	24
Hewitt Associates, Inc.	505	16
*MPS Group, Inc.	1,181	13
*Gartner, Inc. Class B	906	9
*MAXIMUS, Inc.	215	7
Pegasus Solutions Inc.	257	3
Startek, Inc.	167	3
Forrester Research, Inc.	162	3
*Autobytel Inc.	400	2
NetRatings, Inc.	107	2

		145

Telecommunications Equipment (0.4%)
Plantronics, Inc.	590	22
*Andrew Corp.	1,725	21
*Polycom, Inc.	1,140	18
Belden CDT Inc.	524	13
Interdigital Communications Corp.	613	11
Powerwave Technologies, Inc.	1,107	8
*Arris Group Inc.	797	5
Audiovox Corp.	213	3

		101

Utilities--Telecommunications (0.0%)
*Intrado Inc.	163	2

Wholesalers (0.1%)
*Tech Data Corp.	683	28
*Brightpoint, Inc.	192	3

		31

TOTAL COMMON STOCKS
(Cost $25,853)		23,427

TEMPORARY CASH INVESTMENT (0.0%)

Vanguard Market Liquidity Fund, 2.540%**--Note E
(Cost $8)	7,800	8

TOTAL INVESTMENTS (99.9%)
(Cost $25,861)		23,435

OTHER ASSETS AND LIABILITIES (0.1%)

Other Assets--Note B		91
Liabilities--Note E		(69)

		22

NET ASSETS (100%)		$23,457

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Amount (000)

AT FEBRUARY 28, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$25,953
Undistributed Net Investment Income	51
Accumulated Net Realized Losses	(121)
Unrealized Depreciation	(2,426)

NET ASSETS	$23,457

Admiral Shares--Net Assets
Applicable to 52,843 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$1,204

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$22.78

VIPER Shares--Net Assets
Applicable to 500,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$22,253

NET ASSET VALUE PER SHARE--VIPER SHARES	$44.51

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Materials Index Fund	Shares	Market Value^ (000)

COMMON STOCKS (100.2%)

Agriculture-Fish & Ranch (3.3%)
Monsanto Co.	18,140	$ 1,066

Aluminum (6.0%)
Alcoa Inc.	58,863	1,891
Century Aluminum Co.	1,613	52

		1,943

Building-Cement (0.7%)
Lafarge North America Inc.	2,133	131
Eagle Materials, Inc.	666	56
Eagle Materials, Inc. B Shares	617	50

		237

Building Materials (2.5%)
Vulcan Materials Co.	6,555	379
Martin Marietta Materials, Inc.	3,328	192
Florida Rock Industries, Inc.	2,221	143
Texas Industries, Inc.	1,453	97

		811

Chemicals (39.3%)
E.I. du Pont de Nemours & Co.	67,042	3,573
Dow Chemical Co.	63,726	3,515
Praxair, Inc.	21,987	986
Air Products & Chemicals, Inc.	15,375	963
Rohm & Haas Co.	9,953	479
Lyondell Chemical Co.	13,826	468
Ecolab, Inc.	12,996	412
Eastman Chemical Co.	5,263	304
Sigma-Aldrich Corp.	4,472	276
Lubrizol Corp.	4,501	192
Cabot Corp.	4,023	140
Cytec Industries, Inc.	2,477	125
*FMC Corp.	2,353	116
Airgas, Inc.	4,509	113
Georgia Gulf Corp.	2,045	108
Crompton Corp.	7,573	104
Albemarle Corp.	2,615	99
Hercules, Inc.	6,438	92
Great Lakes Chemical Corp.	3,443	92
Huntsman Corp.	2,244	64
OM Group, Inc.	1,919	61
MacDermid, Inc.	1,738	58
PolyOne Corp.	5,819	53
*W.R. Grace & Co.	4,467	44
Arch Chemicals, Inc.	1,434	41
A. Schulman Inc.	2,099	38
Cambrex Corp.	1,637	37
Calgon Carbon Corp.	2,449	21
Quaker Chemical Corp.	604	13
NL Industries, Inc.	559	12
Stepan Co.	329	8

		12,607

Coal (3.4%)
Peabody Energy Corp.	4,343	422
CONSOL Energy, Inc.	6,013	276
Massey Energy Co.	5,138	224
Arch Coal, Inc.	4,108	183

		1,105

Consumer Products (0.7%)
International Flavors & Fragrances, Inc.	5,356	221

Container & Package--Metal & Glass (2.0%)
*Owens-Illinois, Inc.	10,087	251
*Crown Holdings, Inc.	11,080	182
AptarGroup Inc.	2,403	124
Silgan Holdings, Inc.	788	52
Greif Inc. Class A	781	50

		659

Container & Package--Paper & Plastics (5.1%)
Sealed Air Corp.	5,637	295
Smurfit-Stone Container Corp.	17,240	287
Temple-Inland Inc.	3,416	274
*Pactiv Corp.	10,044	227
Bemis Co., Inc.	6,747	201
Sonoco Products Co.	6,259	182
Packaging Corp. of America	4,355	107
*Graphic Packaging Corp.	6,070	37
Myers Industries, Inc.	1,576	21

		1,631

Copper (3.7%)
Phelps Dodge Corp.	6,369	678
Freeport-McMoRan Copper & Gold, Inc. Class B	11,894	497

		1,175

Diversified Manufacturing (2.1%)
Ball Corp.	7,133	317
Engelhard Corp.	8,316	252
Olin Corp.	4,691	117

		686

Fertilizers (0.8%)
*The Mosaic Co.	8,709	143
*Scotts Co.	1,516	106
*Terra Industries, Inc.	2,817	23

		272

Foods (0.2%)
Sensient Technologies Corp.	2,974	65

Forest Products (6.3%)
Weyerhaeuser Co.	16,185	1,083
Georgia Pacific Group	15,650	560
Louisiana-Pacific Corp.	6,991	184
Potlatch Corp.	1,930	89
Longview Fibre Co.	3,106	52
Deltic Timber Corp.	643	30
Pope & Talbot, Inc.	996	16

		2,014

Gold (4.5%)
Newmont Mining Corp. (Holding Co.)	30,019	1,351
Coeur d'Alene Mines Corp.	16,327	65
Royal Gold, Inc.	984	17

		1,433

Metal Fabricating (1.1%)
Commercial Metals Co.	3,495	122
Quanex Corp.	1,703	100
Reliance Steel & Aluminum Co.	1,871	86
RTI International Metals, Inc.	1,442	39

		347

Metals & Minerals & Commodities (0.2%)
Symyx Technologies, Inc.	1,873	52

Metals & Minerals Miscellaneous (1.3%)
Cleveland-Cliffs Inc.	1,438	116
Minerals Technologies, Inc.	1,397	88
Apex Silver Mines Ltd.	2,795	53
Compass Minerals International	1,993	50
Hecla Mining Co.	8,150	46
Stillwater Mining Co.	2,691	31
AMCOL International Corp.	1,317	29

		413

Miscellaneous Materials & Processing (0.3%)
USEC Inc.	5,594	83

Paints & Coating (3.9%)
PPG Industries, Inc.	11,608	835
Valspar Corp.	3,223	149
RPM International, Inc.	7,916	148

Materials Index Fund	Shares	Market Value^ (000)

Ferro Corp.	2,829	$55
H.B. Fuller Co.	2,021	54

		1,241

Paper (6.1%)
International Paper Co.	31,309	1,169
MeadWestvaco Corp.	13,665	429
Bowater Inc.	3,854	150
Wausau-Mosinee Paper Corp.	3,141	47
Glatfelter	2,603	39
*Neenah Paper Inc.	892	31
Caraustar Industries, Inc.	1,897	27
Buckeye Technology, Inc.	2,102	25
Rock-Tenn Co.	1,751	25
Chesapeake Corp. of Virginia	1,139	24

		1,966

Plastics (0.2%)
Spartech Corp.	2,216	49

Pollution Control & Environmental Service (0.3%)
*Headwaters Inc.	2,716	87

Steel (6.0%)
Nucor Corp.	10,645	664
United States Steel Corp.	7,653	477
Allegheny Technologies Inc.	5,485	135
Steel Dynamics, Inc.	2,884	128
*AK Steel Corp.	6,890	121
Worthington Industries, Inc.	4,797	101
Carpenter Technology Corp.	1,409	95
Oregon Steel Mills, Inc.	2,352	68
Schnitzer Steel Industries, Inc. Class A	1,500	61
International Steel Group, Inc.	1,329	56
Gibraltar Industries Inc.	1,478	37

		1,943

Synthetic Fibers (0.1%)
Wellman, Inc.	2,046	28

Tobacco (0.1%)
Schweitzer-Mauduit International, Inc.	1,048	36

TOTAL INVESTMENTS
(Cost $27,237)		32,170

OTHER ASSETS AND LIABILITIES (-0.2%)

Other Assets--Note B		156
Liabilities		(217)

		(61)

NET ASSETS (100%)		$32,109

^See Note A in Notes to Financial Statements.
*Non-income-producing security.

Amount (000)

AT FEBRUARY 28, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$27,091
Undistributed Net Investment Income	69
Accumulated Net Realized Gains	16
Unrealized Appreciation	4,933

NET ASSETS	$32,109

Admiral Shares--Net Assets
Applicable to 39,245 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$1,233

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$31.42

VIPER Shares--Net Assets
Applicable to 500,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$30,876

NET ASSET VALUE PER SHARE--VIPER SHARES	$61.75

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Telecommunication Services Index Fund	Shares	Market Value^ (000)

COMMON STOCKS (100.4%)

Communications Technology (2.5%)
*SpectraSite, Inc.	4,103	$ 254
Broadwing Corp.	23,960	141

		395

Computer Services Software & Systems (1.0%)
*@ Road, Inc.	35,364	160

Services--Commercial (0.8%)
*Wireless Facilities, Inc.	19,224	136

Telecommunications Equipment (4.5%)
American Tower Corp. Class A	16,155	296
*Crown Castle International Corp.	16,198	265
SBA Communications Corp.	16,686	145

		706

Utilities--Telecommunications (91.6%)
Verizon Communications Inc.	87,903	3,162
SBC Communications Inc.	97,585	2,347
BellSouth Corp.	37,881	977
ALLTEL Corp.	12,648	723
AT&T Corp.	36,697	713
*Nextel Communications, Inc.	24,181	712
Sprint Corp.	30,035	711
Qwest Communications International Inc.	94,566	369
MCI Inc.	15,412	351
Telephone & Data Systems, Inc.	3,700	324
Citizens Communications Co.	23,551	314
CenturyTel, Inc.	9,106	306
*NII Holdings Inc.	5,018	287
*Western Wireless Corp. Class A	7,007	275
*Nextel Partners, Inc.	11,201	223
*USA Mobility, Inc.	4,451	175
*Cincinnati Bell Inc.	38,535	170
Price Communications Corp.	9,373	168
*Commonwealth Telephone Enterprises, Inc.	3,443	164
Level 3 Communications, Inc.	70,207	164
U.S. Cellular Corp.	3,247	162
*UbiquiTel Inc.	21,499	161
*Premiere Global Services, Inc.	15,277	156
*General Communication, Inc.	15,800	147
North Pittsburgh Systems, Inc.	6,150	143
Surewest Communications	6,179	138
Centennial Communications Corp. Class A	12,800	136
CT Communications, Inc.	12,195	136
Time Warner Telecom Inc.	32,850	132
Triton PCS, Inc.	35,728	127
*Primus Telecommunications Group, Inc.	72,676	126
Dobson Communications Corp.	55,492	126
IDT Corp. Class B	7,724	118
*IDT Corp.	3,406	50

		14,493

TOTAL COMMON STOCKS
(Cost $16,083)		15,890

TEMPORARY CASH INVESTMENT (1.7%)

Vanguard Market Liquidity Fund, 2.540%**--Note E
(Cost $264)	264,300	264

TOTAL INVESTMENTS (102.1%)
(Cost $16,347)		16,154

OTHER ASSETS AND LIABILITIES (-2.1%)

Other Assets--Note B		$439
Payables for Investment Securities Purchased		(478)
Other Liabilities--Note E		(290)

		(329)

NET ASSETS (100%)		$15,825

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Amount (000)
AT FEBRUARY 28, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$15,603
Undistributed Net Investment Income	131
Accumulated Net Realized Gains	284
Unrealized Depreciation	(193)
NET ASSETS	$15,825

VIPER Shares--Net Assets
Applicable to 300,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$15,825

NET ASSET VALUE PER SHARE--VIPER SHARES	$52.75

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Utilities Index Fund	Shares	Market Value^ (000)

COMMON STOCKS (99.7%)

Energy Miscellaneous (1.9%)
*Reliant Energy, Inc.	41,805	$501
*NRG Energy	11,223	432
*Calpine Corp.	75,254	249
Crosstex Energy, Inc.	426	18

		1,200

Utilities--Electrical (84.1%)
Exelon Corp.	93,350	4,234
Duke Energy Corp.	132,153	3,567
Dominion Resources, Inc.	48,107	3,465
Southern Co.	104,006	3,341
TXU Corp.	32,700	2,493
Entergy Corp.	31,496	2,177
*PG&E Corp.	60,154	2,116
FPL Group, Inc.	24,842	1,971
FirstEnergy Corp.	46,472	1,917
American Electric Power Co., Inc.	55,746	1,862
Public Service Enterprise Group, Inc.	33,493	1,827
Consolidated Edison Inc.	34,099	1,458
AES Corp.	86,842	1,454
PPL Corp.	26,636	1,453
Progress Energy, Inc.	33,068	1,433
Ameren Corp.	27,433	1,412
Edison International	41,315	1,342
Constellation Energy Group, Inc.	24,777	1,275
DTE Energy Co.	24,510	1,084
Cinergy Corp.	24,932	1,009
Xcel Energy, Inc.	56,406	1,000
NiSource, Inc.	36,914	836
Pepco Holdings, Inc.	26,478	584
Wisconsin Energy Corp.	16,479	572
SCANA Corp.	15,036	572
Pinnacle West Capital Corp.	12,796	534
Energy East Corp.	20,558	529
CenterPoint Energy Inc.	38,801	465
TECO Energy, Inc.	28,955	460
DPL Inc.	17,734	452
Alliant Energy Corp.	15,879	425
NSTAR	7,451	414
Allegheny Energy, Inc.	19,339	366
Northeast Utilities	17,904	334
CMS Energy Corp.	27,436	333
OGE Energy Corp.	12,537	325
Great Plains Energy, Inc.	10,370	321
Puget Energy, Inc.	13,891	318
Hawaiian Electric Industries Inc.	11,243	299
Westar Energy, Inc.	11,980	275
WPS Resources Corp.	4,963	259
PNM Resources Inc.	8,441	221
Duquesne Light Holdings, Inc.	10,700	200
IDACORP, Inc.	5,827	169
Sierra Pacific Resources	16,398	164
ALLETE, Inc.	3,718	148
UniSource Energy Corp.	4,790	145
Cleco Corp.	6,831	139
Black Hills Corp.	4,312	137
El Paso Electric Co.	6,655	133
Avista Corp.	6,459	118
CH Energy Group, Inc.	2,214	102
MGE Energy, Inc.	2,800	100
Otter Tail Corp.	3,845	97
UIL Holdings Corp.	1,939	97
Empire District Electric Co.	3,591	82
Central Vermont Public Service Corp.	1,684	38

		52,653

Utilities--Gas Distribution (10.4%)
Sempra Energy	29,595	1,184
KeySpan Corp.	22,628	895
Questar Corp.	11,769	624
ONEOK, Inc.	13,017	381
AGL Resources Inc.	9,943	344
UGI Corp. Holding Co.	7,115	318
Southern Union Co.	12,520	318
National Fuel Gas Co.	10,954	310
Atmos Energy Corp.	10,709	295
Energen Corp.	4,573	295
Piedmont Natural Gas, Inc.	10,749	251
NICOR Inc.	6,180	230
Peoples Energy Corp.	5,278	226
WGL Holdings Inc.	6,796	209
New Jersey Resources Corp.	3,867	172
Northwest Natural Gas Co.	3,823	139
Southwest Gas Corp.	4,956	124
South Jersey Industries, Inc.	1,938	108
The Laclede Group, Inc.	2,760	87
Cascade Natural Gas Corp.	1,568	32

		6,542

Utilities--Gas Pipelines (1.1%)
Equitable Resources, Inc.	8,668	514
Dynegy, Inc.	39,496	164

		678

Utilities--Miscellaneous (1.3%)
MDU Resources Group, Inc.	14,836	400
Vectren Corp.	10,609	287
Aquila, Inc.	33,093	118

		805

Utilities--Water (0.9%)
Aqua America, Inc.	13,259	326
California Water Service Group	2,424	83
American States Water Co.	2,347	64
SJW Corp.	880	31
Connecticut Water Services, Inc.	1,133	29

		533

TOTAL COMMON STOCKS
(Cost $53,557)		62,411

TEMPORARY CASH INVESTMENT (0.3%)

Vanguard Market Liquidity Fund, 2.540%**--Note E
(Cost $200)	200,000	200

TOTAL INVESTMENTS (100.0%)
(Cost $53,757)		62,611

OTHER ASSETS AND LIABILITIES (0.0%)

Other Assets--Note B		800
Liabilities--Note E		(823)

		(23)

NET ASSETS (100%)		$62,588

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Amount (000)

AT FEBRUARY 28, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$53,476
Undistributed Net Investment Income	302
Accumulated Net Realized Losses	(44)
Unrealized Appreciation	8,854

NET ASSETS	$62,588

Admiral Shares--Net Assets
Applicable to 67,726 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$2,059

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$30.40

VIPER Shares--Net Assets
Applicable to 1,000,000 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$60,529

NET ASSET VALUE PER SHARE--VIPER SHARES	$60.53

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

	Consumer Discretionary Index Fund	Consumer Staples Index Fund
	Six Months Ended Feb. 28, 2005
	(000)	(000)
INVESTMENT INCOME
Income
Dividends	$94	$223
Interest	--	--
Security Lending	1	--

Total Income	95	223

Expenses
The Vanguard Group--Note B
Investment Advisory Services	4	4
Management and Administrative
Admiral Shares	--	1
VIPER Shares	10	13
Marketing and Distribution
Admiral Shares	--	--
VIPER Shares	1	2
Custodian Fees	10	11

Total Expenses	25	31

NET INVESTMENT INCOME	70	192

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	475	(28)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	2,085	1,618

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,630	$1,782

	Energy	Financials
	Index Fund	Index Fund

	Sept. 23,	Six Months
	Feb. 28,	Feb. 28,
	(000)	(000)

INVESTMENT INCOME
Income
Dividends	$317	$286
Interest	6	--
Security Lending	--	--

Total Income	323	286

Expenses
The Vanguard Group--Note B
Investment Advisory Services	6	4
Management and Administrative
Admiral Shares	1	--
VIPER Shares	32	8
Marketing and Distribution
Admiral Shares	--	--
VIPER Shares	3	2
Custodian Fees	8	18

Total Expenses	50	32

NET INVESTMENT INCOME	273	254

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	984	37

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	12,221	648

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,478	$939

*Inception

	Health Care Index Fund	Industrials Index Fund
	Six Months Ended Feb. 28, 2005 (000)	Sept. 23, 2004* to Feb. 28, 2005 (000)
INVESTMENT INCOME
Income
Dividends	$ 482	$ 110
Interest	1	1
Security Lending	--	--

Total Income	483	111

Expenses
The Vanguard Group--Note B
Investment Advisory Services	12	3
Management and Administrative
Admiral Shares	14	--
VIPER Shares	15	2
Marketing and Distribution
Admiral Shares	2	--
VIPER Shares	3	1
Custodian Fees	54	12

Total Expenses	100	18

NET INVESTMENT INCOME	383	93

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	17	1,155

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	3,492	1,004

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,892	$2,252

*Inception

	Information
	Technology	Materials
	Index Fund	Index Fund

	Six Months Ended Feb. 28, 2005
	(000)	(000)
INVESTMENT INCOME
Income
Dividends	$ 315	$ 268
Interest	--	1
Security Lending	--	--

Total Income	315	269
Expenses
The Vanguard Group--Note B
Investment Advisory Services	3	5
Management and Administrative
Admiral Shares	--	1
VIPER Shares	8	20
Marketing and Distribution
Admiral Shares	--	--
VIPER Shares	2	2
Custodian Fees	13	8

Total Expenses	26	36

NET INVESTMENT INCOME	289	233

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	(49)	1,040

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	1,715	4,102

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,955	$5,375

STATEMENT OF OPERATIONS (CONTINUED)

	Telecommunication Services Index Fund	Utilities Index Fund
	Sept. 23, 2004* to Feb. 28, 2005 (000)	Six Months Ended Feb. 28, 2005 (000)
INVESTMENT INCOME
Income
Dividends	$ 274	$ 884
Interest	--	1
Security Lending	7	1

Total Income	281	886

Expenses
The Vanguard Group--Note B
Investment Advisory Services	5	9
Management and Administrative
Admiral Shares	--	1
VIPER Shares	13	40
Marketing and Distribution
Admiral Shares	--	--
VIPER Shares	2	4
Custodian Fees	7	13

Total Expenses	27	67

NET INVESTMENT INCOME	254	819

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	2,697	95

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	(193)	6,622

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,758	$7,536

*Inception

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Consumer Discretionary Index Fund		Consumer Staples Index Fund
	Six Months Ended Feb. 28, 2005 (000)	Jan. 26* to Aug. 31, 2004 (000)	Six Months Ended Feb. 28, 2005 (000)	Jan. 26* to Aug. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$70	$79	$192	195
Realized Net Gain (Loss)	475	(30)	(28)	101
Change in Unrealized Appreciation (Depreciation)	2,085	(1,299)	1,618	268

Net Increase (Decrease) in Net Assets
Resulting from Operations	2,630	(1,250)	1,782	564

Distributions
Net Investment Income
Admiral Shares	--	--	(16)	--
VIPER Shares	(105)	--	(341)	--
Realized Capital Gain
Admiral Shares	--	--	(4)	--
VIPER Shares	--	--	(96)	--

Total Distributions	(105)	--	(457)	--

Capital Share Transactions--Note F
Admiral Shares	--	--	613	843
VIPER Shares	(5,410)	20,045	5,543	20,336
Net Increase (Decrease) from Capital Share Transactions	(5,410)	20,045	6,156	21,179

Total Increase (Decrease)	(2,885)	18,795	7,481	21,743

Net Assets
Beginning of Period	18,795	--	21,743	--

End of Period	$15,910	$18,795	$29,224	$21,743

*Inception

	Energy	Financials
	Index Fund	Index Fund
	Sept. 23, 2004* to	Six Months Ended	Jan. 26* to
	Feb. 28, 2005	Feb. 28, 2005	Aug. 31, 2005
	(000)	(000)	(000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$273	254	$290
Realized Net Gain (Loss)	984	37	5
Change in Unrealized Appreciation (Depreciation)	12,221	648	(273)

Net Increase (Decrease) in Net Assets
Resulting from Operations	13,478	939	22

Distributions
Net Investment Income
Admiral Shares	(2)	(18)	--
VIPER Shares	(130)	(574)	--
Realized Capital Gain
Admiral Shares	--	--	--
VIPER Shares	--	--	--

Total Distributions	(132)	(592)	--

Capital Share Transactions--Note F
Admiral Shares	6,665	66	765
VIPER Shares	63,352	5,445	20,207

Net Increase (Decrease) from Capital Share Transactions	70,017	5,511	20,972

Total Increase (Decrease)	83,363	5,858	20,994

Net Assets
Beginning of Period	--	20,994	--

End of Period	$83,363	$26,852	$20,994

*Inception

      (000)
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

	Health Care Index Fund		Industrials Index Fund
	Six Months Ended Feb. 28, 2005 (000)	Jan. 26* to Aug. 31, 2004 (000)	Sept. 23, 2004* to Feb. 28, 2005 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$383	$153	$93
Realized Net Gain (Loss)	17	(7)	1,155
Change in Unrealized Appreciation (Depreciation)	3,492	(1,178)	1,004

Net Increase (Decrease) in Net Assets
Resulting from Operations	3,892	(1,032)	2,252

Distributions
Net Investment Income
Admiral Shares	(182)	--	--
VIPER Shares	(133)	--	(64)
Realized Capital Gain
Admiral Shares	--	--	--
VIPER Shares	--	--	--

Total Distributions	(315)	--	(64)

Capital Share Transactions--Note F
Admiral Shares	40,509	11,260	--
VIPER Shares	53,481	20,217	8,618

Net Increase (Decrease) from Capital Share Transactions	93,990	31,477	8,618

Total Increase (Decrease)	97,567	30,445	10,806

Net Assets
Beginning of Period	30,445	--	--

End of Period	$128,012	$30,445	$10,806

*Inception

	Information Technology Index Fund		Materials Index Fund
	Six Months Ended Feb. 28, 2005 (000)	Jan. 26* to Aug. 31, 2004 (000)	Six Months Ended Feb. 28, 2005 (000)	Jan. 26* to Aug. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$289	$12	$233	$237
Realized Net Gain (Loss)	(49)	(72)	1,040	(11)
Change in Unrealized Appreciation (Depreciation)	1,715	(4,141)	4,102	831

Net Increase (Decrease) in Net Assets
Resulting from Operations	1,955	(4,201)	5,375	1,057

Distributions
Net Investment Income
Admiral Shares	(6)	--	(11)	--
VIPER Shares	(244)	--	(390)	--
Realized Capital Gain
Admiral Shares	--	--	--	--
VIPER Shares	--	--	--	--

Total Distributions	(250)	--	(401)	--

Capital Share Transactions--Note F
Admiral Shares	951	250	567	531
VIPER Shares	4,396	20,356	5,181	19,799

Net Increase (Decrease) from Capital Share Transactions	5,347	20,606	5,748	20,330

Total Increase (Decrease)	7,052	16,405	10,722	21,387

Net Assets
Beginning of Period	16,405	--	21,387	--

End of Period	$23,457	$16,405	$32,109	$21,387

*Inception

	Telecommunication Services Index Fund	Utilities Index Fund
	Sept. 23, 2004* to Feb. 28, 2005 (000)	Six Months Ended Feb. 28, 2005 (000)	Jan. 26* to Aug. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$254	$819	$901
Realized Net Gain (Loss)	2,697	95	(139)
Change in Unrealized Appreciation (Depreciation)	(193)	6,622	2,232

Net Increase (Decrease) in Net Assets
Resulting from Operations	2,758	7,536	2,994

Distributions
Net Investment Income
Admiral Shares	--	(27)	--
VIPER Shares	(123)	(1,391)	--
Realized Capital Gain
Admiral Shares	--	--	--
VIPER Shares	--	--	--

Total Distributions	(123)	(1,418)	--

Capital Share Transactions--Note F
Admiral Shares	--	1,395	527
VIPER Shares	13,190	11,986	39,568

Net Increase (Decrease) from Capital Share Transactions	13,190	13,381	40,095

Total Increase (Decrease)	15,825	19,499	43,089

Net Assets
Beginning of Period	--	43,089	--

End of Period	$15,825	$62,588	$43,089

*Inception

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Consumer Discretionary Index Fund VIPER Shares
For a Share Outstanding Throughout Each Period	Six Months Ended Feb. 28, 2005	Jan. 26* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$46.99	$50.09

Investment Operations
Net Investment Income	.20‡	.20
Net Realized and Unrealized Gain (Loss) on Investments	6.19	(3.30)

Total from Investment Operations	6.39	(3.10)

Distributions
Dividends from Net Investment Income	(.35)	--
Distributions from Realized Capital Gains	--	--

Total Distributions	(.35)	--

Net Asset Value, End of Period	$53.03	$46.99

Total Return	13.58%	-6.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16	$19
Ratio of Total Expenses to Average Net Assets	0.28%**	0.28%**
Ratio of Net Investment Income to Average Net Assets	0.77%**	0.68%**
Portfolio Turnover Rate†	17%**	11%

Consumer Staples Index Fund Admiral Shares
For a Share Outstanding Throughout Each Period	Six Months Ended Feb. 28, 2005	Jan. 30* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$25.82	$25.00

Investment Operations
Net Investment Income	.220	.24
Net Realized and Unrealized Gain (Loss) on Investments	1.869	.58

Total from Investment Operations	2.089	.82

Distributions
Dividends from Net Investment Income	(.440)	--
Distributions from Realized Capital Gains	(.119)	--

Total Distributions	(.559)	--

Net Asset Value, End of Period	$27.35	$25.82

Total Return††	8.14%	3.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2	$1
Ratio of Total Expenses to Average Net Assets	0.28%**	0.28%**
Ratio of Net Investment Income to Average Net Assets	1.72%**	1.51%**
Portfolio Turnover Rate†	16%**	20%

Consumer Staples Index Fund VIPER Shares
For a Share Outstanding Throughout Each Period	Six Months Ended Feb. 28, 2005	Jan. 26* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$52.28	$50.84

Investment Operations
Net Investment Income	.443	.47
Net Realized and Unrealized Gain (Loss) on Investments	3.801	.97

Total from Investment Operations	4.244	1.44

Distributions
Dividends from Net Investment Income	(.853)	--
Distributions from Realized Capital Gains	(.241)	--

Total Distributions	(1.094)	--

Net Asset Value, End of Period	$55.43	$52.28

Total Return	8.16%	2.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28	$21
Ratio of Total Expenses to Average Net Assets	0.27%**	0.28%**
Ratio of Net Investment Income to Average Net Assets	1.73%**	1.51%**
Portfolio Turnover Rate†	16%**	20%

*Inception.
**Annualized.
† Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
†† Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
‡ Calculated based on average shares outstanding.

Energy Index Fund Admiral Shares
For a Share Outstanding Throughout the Period	Oct. 7, 2004* to Feb. 28, 2005

Net Asset Value, Beginning of Period	$25.98

Investment Operations
Net Investment Income	.169
Net Realized and Unrealized Gain (Loss) on Investments	5.622

Total from Investment Operations	5.791

Distributions
Dividends from Net Investment Income	(.111)
Distributions from Realized Capital Gains	--

Total Distributions	(.111)

Net Asset Value, End of Period	$31.66

Total Return†	22.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7
Ratio of Total Expenses to Average Net Assets	0.28%**
Ratio of Net Investment Income to Average Net Assets	1.53%**
Portfolio Turnover Rate††	10%**

Energy Index Fund
VIPER Shares

Sept. 23, 2004*
For a Share Outstanding Throughout the Period	to Feb.28, 2005

Net Asset Value, Beginning of Period	$49.24

Investment Operations
Net Investment Income	.323
Net Realized and Unrealized Gain (Loss) on Investments	14.083

Total from Investment Operations	14.406

Distributions
Dividends from Net Investment Income	(.216)
Distributions from Realized Capital Gains	--

Total Distributions	(.216)

Net Asset Value, End of Period	$63.43

Total Return	29.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$76
Ratio of Total Expenses to Average Net Assets	0.28%**
Ratio of Net Investment Income to Average Net Assets	1.53%**
Portfolio Turnover Rate††	10%**

Financials Index Fund Admiral Shares
For a Share Outstanding Throughout Each Period	Six Months Ended Feb. 28, 2005	Feb. 4* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$25.35	$24.90

Investment Operations
Net Investment Income	.287‡	.31
Net Realized and Unrealized Gain (Loss) on Investments	1.014	.14

Total from Investment Operations	1.301	.45

Distributions
Dividends from Net Investment Income	(.581)	--
Distributions from Realized Capital Gains	--	--

Total Distributions	(.581)	--

Net Asset Value, End of Period	$26.07	$25.35

Total Return†	5.08%	1.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1	$1
Ratio of Total Expenses to Average Net Assets	0.28%**	0.28%**
Ratio of Net Investment Income to Average Net Assets	2.30%**	2.38%**
Portfolio Turnover Rate††	7%**	9%

Financials Index Fund VIPER Shares
For a Share Outstanding Throughout Each Period	Six Months Ended Feb. 28, 2005	Jan. 26* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$50.57	$50.51

Investment Operations
Net Investment Income	.551‡	.70
Net Realized and Unrealized Gain (Loss) on Investments	2.037	(.64)

Total from Investment Operations	2.588	.06

Distributions
Dividends from Net Investment Income	(1.148)	--
Distributions from Realized Capital Gains	--	--

Total Distributions	(1.148)	--

Net Asset Value, End of Period	$52.01	$50.57

Total Return	5.05%	0.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26	$20
Ratio of Total Expenses to Average Net Assets	0.27%**	0.28%**
Ratio of Net Investment Income to Average Net Assets	2.31%**	2.38%**
Portfolio Turnover Rate††	7%**	9%

*Inception.
**Annualized.
† Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
††Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.
‡ Calculated based on average shares outstanding.

FINANCIAL HIGHLIGHTS (CONTINUED)

Health Care Index Fund Admiral Shares
For a Share Outstanding Throughout Each Period	Six Months Ended Feb. 28, 2005	Feb. 5* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$23.97	$25.33

Investment Operations
Net Investment Income	.120‡	.13
Net Realized and Unrealized Gain (Loss) on Investments	.986	(1.49)

Total from Investment Operations	1.106	(1.36)

Distributions
Dividends from Net Investment Income	(.086)	--
Distributions from Realized Capital Gains	--	--

Total Distributions	(.086)	--

Net Asset Value, End of Period	$24.99	$23.97

Total Return†	4.62%	-5.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$53	$11
Ratio of Total Expenses to Average Net Assets	0.28%**	0.28%**
Ratio of Net Investment Income to Average Net Assets	1.04%**	1.09%**
Portfolio Turnover Rate††	23%**	8%

Health Care Index Fund VIPER Shares
For a Share Outstanding Throughout Each Period	Six Months Ended Feb. 28, 2005	Jan. 26* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$47.90	$50.55

Investment Operations
Net Investment Income	.264‡	.23
Net Realized and Unrealized Gain (Loss) on Investments	1.949	(2.88)

Total from Investment Operations	2.213	(2.65)

Distributions
Dividends from Net Investment Income	(.133)	--
Distributions from Realized Capital Gains	--	--

Total Distributions	(.133)	--

Net Asset Value, End of Period	$49.98	$47.90

Total Return	4.62%	-5.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$75	$19
Ratio of Total Expenses to Average Net Assets	0.27%**	0.28%**
Ratio of Net Investment Income to Average Net Assets	1.05%**	1.09%**
Portfolio Turnover Rate††	23%**	8%

Industrials Index Fund VIPER Shares
For a Share Outstanding Throughout the Period	Sept 23, 2004* to Feb. 28, 2005

Net Asset Value, Beginning of Period	$48.79

Investment Operations
Net Investment Income	.29‡
Net Realized and Unrealized Gain (Loss) on Investments	5.27

Total from Investment Operations	5.56

Distributions
Dividends from Net Investment Income	(.32)
Distributions from Realized Capital Gains	--

Total Distributions	(.32)

Net Asset Value, End of Period	$54.03

Total Return	11.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11
Ratio of Total Expenses to Average Net Assets	0.28%**
Ratio of Net Investment Income to Average Net Assets	1.43%**
Portfolio Turnover Rate††	6%**

*Inception.
**Annualized.
†Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
††Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.
‡Calculated based on average shares outstanding.

Information Technology Index Fund Admiral Shares
For a Share Outstanding Throughout Each Period	Six Months Ended Feb. 28, 2005	Mar. 25* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$20.72	$23.40

Investment Operations
Net Investment Income	0.359^	.01
Net Realized and Unrealized Gain (Loss) on Investments	2.024	(2.69)

Total from Investment Operations	2.383	(2.68)

Distributions
Dividends from Net Investment Income	(0.323)	--
Distributions from Realized Capital Gains	--	--

Total Distributions	(0.323)	--

Net Asset Value, End of Period	$22.78	$20.72

Total Return†	11.43%	-11.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1	$0.2
Ratio of Total Expenses to Average Net Assets	0.28%**	0.28%**
Ratio of Net Investment Income to Average Net Assets	1.62%o**	0.12%**
Portfolio Turnover Rate	6%**	9%

^Net investment income per share and the ratio of net investment income to average net assets include $.284 and 1.40%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

Information Technology Index Fund VIPER Shares
For a Share Outstanding Throughout Each Period	Six Months Ended Feb. 28, 2005	Jan. 26* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$40.46	$50.89

Investment Operations
Net Investment Income	0.675^	.03
Net Realized and Unrealized Gain (Loss) on Investments	3.984	(10.46)

Total from Investment Operations	4.659	(10.43)

Distributions
Dividends from Net Investment Income	(0.609)	--
Distributions from Realized Capital Gains	--	--

Total Distributions	(0.609)	--

Net Asset Value, End of Period	$44.51	$40.46

Total Return	11.44%	-20.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22	$16
Ratio of Total Expenses to Average Net Assets	0.27%**	0.28%**
Ratio of Net Investment Income to Average Net Assets	1.63%o**	0.12%**
Portfolio Turnover Rate	6%**	9%

^Net investment income per share and the ratio of net investment income to average net assets include $.553 and 1.40%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

Materials Index Fund Admiral Shares
For a Share Outstanding Throughout Each Period	Six Months Ended Feb. 28, 2005	Feb. 11* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$26.53	$26.14

Investment Operations
Net Investment Income	0.28	.24
Net Realized and Unrealized Gain (Loss) on Investments	5.11	.15

Total from Investment Operations	5.39	.39

Distributions
Dividends from Net Investment Income	(0.50)	--
Distributions from Realized Capital Gains	--	--

Total Distributions	(0.50)	--

Net Asset Value, End of Period	$31.42	$26.53

Total Return†	20.41%	1.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1	$1
Ratio of Total Expenses to Average Net Assets	0.28%**	0.28%**
Ratio of Net Investment Income to Average Net Assets	1.78%**	1.93%**
Portfolio Turnover Rate††	6%**	8%

Materials Index Fund VIPER Shares
For a Share Outstanding Throughout Each Period	Six Months Ended Feb. 28, 2005	Jan. 26* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$52.13	$49.48

Investment Operations
Net Investment Income	0.529	.58
Net Realized and Unrealized Gain (Loss) on Investments	10.066	2.07

Total from Investment Operations	10.595	2.65

Distributions
Dividends from Net Investment Income	(.975)	--
Distributions from Realized Capital Gains	--	--

Total Distributions	(.975)	--

Net Asset Value, End of Period	$61.75	$52.13

Total Return	20.42%	5.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31	$21
Ratio of Total Expenses to Average Net Assets	0.27%**	0.28%**
Ratio of Net Investment Income to Average Net Assets	1.79%**	1.93%**
Portfolio Turnover Rate††	6%**	8%

*Inception.
**Annualized.
† Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
†† Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including VIPER Creation Units.

FINANCIAL HIGHLIGHTS (CONTINUED)

Telecommunication Services Index Fund VIPER Shares
For a Share Outstanding Throughout the Period	Sep. 23, 2004* to Feb. 28, 2005

Net Asset Value, Beginning of Period	$49.50

Investment Operations
Net Investment Income	.57‡
Net Realized and Unrealized Gain (Loss)
on Investments	3.09

Total from Investment Operations	3.66

Distributions
Dividends from Net Investment Income	(.41)
Distributions from Realized Capital Gains	--

Total Distributions	(.41)

Net Asset Value, End of Period	$52.75

Total Return	7.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16
Ratio of Total Expenses to Average Net Assets	0.28%**
Ratio of Net Investment Income to Average Net Assets	2.56%**
Portfolio Turnover Rate†	41%**

Utilities Index Fund Admiral Shares
For a Share Outstanding Throughout Each Period	Six Months Ended Feb. 28, 2005	Apr. 28* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$26.70	$25.03

Investment Operations
Net Investment Income	.455‡	.36
Net Realized and Unrealized Gain (Loss) on Investments	4.030	1.31

Total from Investment Operations	4.485	1.67

Distributions
Dividends from Net Investment Income	(.785)	--
Distributions from Realized Capital Gains	--	--

Total Distributions	(.785)	--

Net Asset Value, End of Period	$30.40	$26.70

Total Return††	16.90%	6.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2	$1
Ratio of Total Expenses to Average Net Assets	0.28%**	0.28%**
Ratio of Net Investment Income to Average Net Assets	3.33%**	3.82%**
Portfolio Turnover Rate†	10%**	7%

Utilities Index Fund VIPER Shares
For a Share Outstanding Throughout Each Period	Six Months Ended Feb. 28, 2005	Jan. 26* to Aug. 31, 2004

Net Asset Value, Beginning of Period	$53.14	$49.64

Investment Operations
Net Investment Income	.938‡	1.11
Net Realized and Unrealized Gain (Loss) on Investments	7.998	2.39

Total from Investment Operations	8.936	3.50

Distributions
Dividends from Net Investment Income	(1.546)	--
Distributions from Realized Capital Gains	--	--

Total Distributions	(1.546)	--

Net Asset Value, End of Period	$60.53	$53.14

Total Return	16.91%	7.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$61	$43
Ratio of Total Expenses to Average Net Assets	0.27%**	0.28%**
Ratio of Net Investment Income to Average Net Assets	3.34%**	3.82%**
Portfolio Turnover Rate†	10%**	7%

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

*Inception.
**Annualized.
†Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including VIPER Creation Units.
††Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
‡Calculated based on average shares outstanding.

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Sector Index Funds comprise the Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, Materials, Telecommunication Services, and Utilities Index Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The funds offer two classes of shares, Admiral Shares and VIPER Shares. Admiral Shares are available to any investor who meets the fund's minimum purchase requirements. The Consumer Discretionary, Industrials, and Telecommunication Services Index Funds have not issued any Admiral Shares through February 28, 2005. The Energy, Industrials, and Telecommunication Services Index Fund VIPER Shares were first issued on September 23, 2004, and first offered to the public on September 29, 2004. VIPER Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The funds may lend their securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The funds invest cash collateral received in Vanguard Market Liquidity Fund, and record a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2005, the funds had contributed capital to Vanguard (included in Other Assets) of:

Index Fund	Capital Contribution to Vanguard (000)	Percentage of Fund Net Assets	Percentage of Vanguard's Capitalization
Consumer Discretionary	$2	0.01%	--

Consumer Staples	3	0.01	--

Financials	3	0.01	--

Health Care	15	0.01	0.01%

Industrials	1	--	--

Information Technology	3	0.01	--

Materials	3	0.01	--

Telecommunication Services	2	0.01	--

Utilities	7	0.01	0.01

The funds’ trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2005, the Consumer Discretionary, Energy, Industrials, Materials, and Telecommunication Services Index Funds realized $516,000, $924,000, $1,104,000, $1,013,000, and $2,413,000, respectively, of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the funds, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The funds’ tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2004, the following funds had tax-basis capital losses available to offset future net capital gains:

	Capital Losses
Index Fund	Amount (000)	Expiration: Fiscal Year Ending August 31,
Consumer Discretionary	$30	2013

Health Care	7	2013

Information Technology	72	2013

Materials	11	2013

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At February 28, 2005, net unrealized appreciation (depreciation) of investment securities for tax purposes was:

	(000)
Index Fund	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)

Consumer Discretionary	1,516	(730)	786

Consumer Staples	2,545	(659)	1,886

Energy	12,241	(20)	12,221

Financials	1,360	(985)	375

Health Care	7,149	(4,835)	2,314

Industrials	1,049	(45)	1,004

Information Technology	1,097	(3,523)	(2,426)

Materials	5,353	(420)	4,933

Telecommunication Services	762	(955)	(193)

Utilities	9,069	(215)	8,854

D. During the six months ended February 28, 2005, purchases and sales of investment securities other than temporary cash investments were:

	(000)
Index Fund	Purchases	Sales
Consumer Discretionary	$ 11,262	$16,751

Consumer Staples	7,819	1,840

Energy	82,529	12,675

Financials	6,321	1,138

Health Care	102,289	8,447

Industrials	19,947	11,273

Information Technology	5,964	547

Materials	12,314	6,708

Telecommunication Services	44,394	31,008

Utilities	14,958	2,387

E. The market value of securities on loan to broker/dealers at February 28, 2005, and collateral received with respect to such loans were:

	(000)
Index Fund	Market Value of Loaned Securities	Cash Collateral Received

Consumer Staples	$ 3	$ 10

Financials	53	57

Health Care	8	11

Information Technology	3	8

Telecommunication Services	226	264

Utilities	166	200

F. Capital share transactions for each class of shares were:

	Six Months Ended Feb. 28, 2005		Jan. 26* to Aug. 31, 2004
Index Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Consumer Discretionary
VIPER Shares
Issued	$ 9,680	200	$20,045	400
Issued in Lieu of Cash Distributions	--	--	--	--
Redeemed	(15,090)	(300)	--	--

Net Increase (Decrease)--
VIPER Shares	(5,410)	(100)	20,045	400

Consumer Staples
Admiral Shares
Issued	875	33	$843	32
Issued in Lieu of Cash Distributions	12	--	--	--
Redeemed	(274)	(10)	--	--
Net Increase (Decrease)--

Admiral Shares	613	23	843	32

VIPER Shares
Issued	5,543	100	20,336	400
Issued in Lieu of Cash Distributions	--	--	--	--
Redeemed	--	--	--	--
Net Increase (Decrease)--

VIPER Shares	5,543	100	20,336	400

Energy**
Admiral Shares
Issued	6,663	229	--	--
Issued in Lieu of Cash Distributions	2	--	--	--
Redeemed	--	--	--	--
Net Increase (Decrease)--

Admiral Shares	6,665	229	--	--

VIPER Shares
Issued	74,162	1,400	--	--
Issued in Lieu of Cash Distributions	--	--	--	--
Redeemed	(10,810)	(200)	--	--

Net Increase (Decrease)--
VIPER Shares	63,352	1,200	--	--

Financials
Admiral Shares
Issued	$309	11	$765	30
Issued in Lieu of Cash Distributions	18	1	--	--
Redeemed	(261)	(10)	--	--

Net Increase (Decrease)--
Admiral Shares	66	2	765	30

VIPER Shares
Issued	5,445	100	20,207	400
Issued in Lieu of Cash Distributions	--	--	--	--
Redeemed	--	--	--	--

Net Increase (Decrease)--
VIPER Shares	5,445	100	20,207	400

Health Care
Admiral Shares
Issued	$41,454	1,691	$11,439	479
Issued in Lieu of Cash Distributions	40	2	--	--
Redeemed	(985)	(41)	(179)	(8)

Net Increase (Decrease)--
Admiral Shares	40,509	1,652	11,260	471

VIPER Shares
Issued	53,481	1,100	20,217	400
Issued in Lieu of Cash Distributions	--	--	--	--
Redeemed	--	--	--	--

Net Increase (Decrease)--
VIPER Shares	53,481	1,100	20,217	400

	Six Months Ended Feb. 28, 2005		Jan. 26* to Aug. 31, 2004
Index Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)
Industrials**
VIPER Shares
Issued	$19,516	400	--	--
Issued in Lieu of Cash Distributions	--	--	--	--
Redeemed	(10,898)	(200)	--	--

Net Increase (Decrease)--
VIPER Shares	8,618	200	--	--

Information Technology
Admiral Shares
Issued	$ 945	42	$ 250	11
Issued in Lieu of Cash Distributions	6	--	--	--
Redeemed	--	--	--	--

Net Increase (Decrease)--
Admiral Shares	951	42	250	11

VIPER Shares
Issued	4,396	100	20,356	400
Issued in Lieu of Cash Distributions	--	--	--	--
Redeemed	--	--	--	--

Net Increase (Decrease)--
VIPER Shares	4,396	100	20,356	400

Materials
Admiral Shares
Issued	$ 556	19	$ 872	33
Issued in Lieu of Cash Distributions	11	--	--	--
Redeemed	--	--	(341)	(13)

Net Increase (Decrease)--
Admiral Shares	567	19	531	20

VIPER Shares
Issued	11,081	200	19,799	400
Issued in Lieu of Cash Distributions	--	--	--	--
Redeemed	(5,900)	(100)	--	--

Net Increase (Decrease)--
VIPER Shares	5,181	100	19,799	400

Telecommunication Services**
VIPER Shares
Issued	$40,420	800	--	--
Issued in Lieu of Cash Distributions	--	--	--	--
Redeemed	(27,230)	(500)	--	--

Net Increase (Decrease)--
VIPER Shares	13,190	300	--	--

Utilities
Admiral Shares
Issued	$ 1,368	45	$ 527	22
Issued in Lieu of Cash Distributions	27	1	--	--
Redeemed	--	--	--	--

Net Increase (Decrease)--
Admiral Shares	1,395	46	527	22

VIPER Shares
Issued	11,986	200	39,568	800
Issued in Lieu of Cash Distributions	--	--	--	--
Redeemed	--	--	--	--

Net Increase (Decrease)--
VIPER Shares	11,986	200	39,568	800

*Inception.
**Inception date for Energy, Industrials, and Telecommunication Services was September 23, 2004.

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THIS PAGE INTENTIONALLY LEFT BLANK.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman’s Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (investment management) (since November 2001), BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, VIPER,* VIPERs, * Vanguard IRA, PlainTalk ,and the ship logo are trademarks of The Vanguard Group, Inc.	World Wide Web www.vanguard.com
The funds or securities referred to herein that are offered by The anguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.
All other marks are the exclusive property of their respective owners.
All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted. *Patent pending.	Fund Information 800-662-7447
For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.	Direct Investor Account Services 800-662-2739
You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 800-662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.	Institutional Investor Services 800-523-1036
You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	Text Telephone 800-952-3335

© 2005 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.
Q4832 042005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	April 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	April 15, 2005

VANGUARD WORLD FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	April 15, 2005

*By Power of Attorney. See File Number 002-14336, filed on December 20, 2004. Incorporated by Reference.